Exhibit 99.2

FACILITY LEASE AGREEMENT Dated as of August 24, 2000 between SHAWVILLE LESSOR GENCO LLC, as Owner Lessor and RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC (formerly known as Sithe Pennsylvania Holdings, LLC), as Facility Lessee SHAWVILLE FACILITY CERTAIN OF THE RIGHT, TITLE AND INTEREST OF THE OWNER LESSOR IN AND TO THIS LEASE AND THE RENT DUE AND TO BECOME DUE HEREUNDER HAVE BEEN ASSIGNED AS COLLATERAL SECURJTY TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, BANKERS TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS LEASE INDENTURE TRUSTEE UNDER A LEASE INDENTURE OF TRUST, MORTGAGE AND SECURITY AGREEMENT DATED AS OF AUGUST 24, 2000 BETWEEN SAID LEASE INDENTURE TRUSTEE, AS SECURED PARTY, AND THE OWNER LESSOR, AS DEBTOR. SEE SECTION 21 FOR INFORMATION CONCERNING THE RIGHTS OF THE ORIGINAL HOLDER AND THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.  Shawville Facility Lease

TABLE OF CONTENTS Page DEFINITIONS 4 SECTION 1 LEASE OF THE FACILITY  4 Lease 4 SECTION 2 Section 2.1 FACILITY LEASE TERM AND RENT 4 [Intentionally Omitted] 4 Basic Lease Term 4 Rent.  4 Supplemental Lease Rent 5 Adjustment of Lease Schedules 6 Manner of Payments 8 SECTION 3 Section 3.1 Section 3.2 Section 3.3 Section 3.4 Section 3.5 Section 3.6 SECTION 4 DISCLAIMER OF WARRANTIES; RIGHT OF QUIET ENJOYMENT. 9 Disclaimer of Warranties 9 Quiet Enjoyment 10 Section 4.1 Section 4.2 SECTION 5 Section 5.1 Section 5.2 Section 5.3 RETURN OF FACILITY 10 Return 10 Condition Upon Return. 11 Environmental Reports 12 SECTION 6 LIENS 13 SECTION 7 Section 7.1 Section 7.2 Section 7.3 MAINTENANCE; REPLACEMENTS OF COMPONENTS 13 Maintenance  13 Replacement of Components  13 Environmental Matters 14 SECTION 8 Section 8.1 Section 8.2 Section 8.3 MODIFICATIONS 16 Required Modifications  16 Optional Modifications 16 Title to Modifications 16 SECTION 9 NET LEASE 17 SECTION 10 Section 10.1 Section 10.2 Section 10.3 Section 10.4 EVENTS OF LOSS  18 Occurrence of Events of Loss 18 Payment of Termination Value; Termination of Periodic Lease Rent. 19 Rebuild or Replace 21 Application of Payments Not Relating to an Event of Loss. 23  Shawville Facility Lease 1

SECTION 11 Section 11.1 Section 11.2 Section 11.3 Section 11.4 Section 11.5 Section 11.6 Section 11.7 INSURANCE 24 Property Insurance 24 Liability Insurance 24 Provisions with Respect to Insurance. 24 Reports 26 Additional Insurance by Owner Lessor 26 Amendment of Requirements. 26 Application of lnsurance Proceeds. 28 SECTION 12 INSPECTION 29 SECTION 13 Section 13.1 Section 13.2 Section 13.3 Section 13.4 TERMINATION OPTION FOR BURDENSOME EVENTS 30 Election to Terminate 30 Solicitation of Qualifying Cash Bids; Payments Upon Termination 30 Procedure for Exercise of Termination Option. 31 Assumption of the Notes. 32 SECTION 14 TERMINATION FOR OBSOLESCENCE; PARTIAL RELEASE OF INTERESTS 33 Termination. 33 Solicitation of Offers. 33 Right of Owner Lessor to Retain the Owner Lessor's Interest 34 Procedure for Exercise of Termination Option. 34 Certain Conditions to Termination 36 Partial Release of lnterest; Further Assurances 36 Section 14.1 Section 14.2 Section 14.3 Section 14.4 Section 14.5 Section 14.6 SECTION IS Section 15.1 Section 15.2 Section 15.3 Section 15.4 Section 15.5 Section 15.6 LEASE RENEWAL 37 First Wintergreen Renewal Lease Term 37 Second Wintergreen Renewal Lease Term 38 Fair Market Value Renewal Lease Terms 38 Renewal Lease Rent for the Renewal Lease Terms 39 Determination of Fair Market Rental Value 39 Termination Value During Renewal Lease Terms 40 SECTION 16 EVENTS OF DEFAULT 40 SECTION 17 Section 17.1 Section 17.2 Section 17.3 REMEDIES. 43 Remedies for Lease Event of Default 43 Cumulative Remedies 45 No Delay or Omission to be Construed as Waiver 46 Shawville Facility Lease 11

SECURITY INTEREST AND INVESTMENT OF SECURITY FUNDS 46 SECTION 18 FACILITY LESSEE'S RIGHT TO SUBLEASE. 46 SECTION 19 OWNER LESSOR'S RIGHT TO PERFORM 47 SECTION 20 SECURITY FOR OWNER LESSOR'S OBLIGATION TO THE LEASE INDENTURE TRUSTEE 48 SECTION 21 WAIVER OF RIGHT TO PARTITION 48 SECTION 22 MISCELLANEOUS 49 Amendments and Waivers  49 Notices  49 Survival 50 Successors and Assigns. 50 "True Lease". 50 Governing Law 50 Severability 50 Counterparts  51 Headings and Table of Contents 51 Further Assurances 51 Effectiveness 51 Limitation of Liability  51 Measuring Life 51 SECTION 23 Section 23.1 Section 23.2 Section 23.3 Section 23.4 Section 23.5 Section 23.6 Section 23.7 Section 23.8 Section 23.9 Section 23.10 Section 23 II Section 23.12 Section 23.13 SCHEDULE 1-A-PERIODIC LEASE RENT SCHEDULE 1-B-ALLOCATED RENT SCHEDULE 1-C-SECTION 467 LOAN SCHEDULE 2 -TERMINATION VALUES EXHIBIT A-FACILITY SITE DESCRIPTION EXHIBIT B-FACILITY DESCRIPTION  Shawville Facility Lease 11!

FACILITY LEASE AGREEMENT This FACILITY LEASE AGREEMENT dated as of August 24, 2000 (as amended, supplemented or otherwise modified from time to time and in accordance with the provisions hereof, this "Facility Lease"), between SHAWVILLE LESSOR GENCO LLC, a Delaware limited liability company (together with its successors and permitted assigns, the "Owner Lessor") created for the benefit of PSEGR Shawville Generation, LLC (together with its successors and permitted assigns, the "Owner Participant"), and RELIANT ENERGY MID ATLANTIC POWER HOLDINGS, LLC (formerly known as Sithe Pennsylvania Holdings, LLC), a Delaware limited liability company (together with its successors and permitted assigns, the "Facility Lessee"). WITNESSETH: WHEREAS, the Facility Site is that certain land located in Bradford Township, Clearfield County, Pennsylvania and more particularly described in Exhibit A attached hereto; WHEREAS, the Facility is a 613 MW coal fued steam turbine electric generating station located on the Facility Site, including any and all additional improvements and fixtures located on or under the Facility Site, and more particularly described in Exhibit B attached hereto; WHEREAS, the Facility does not include the Facility Site or any part thereof, and no part of the Facility Site is being leased to the Facility Lessee hereunder; WHEREAS, pursuant to that certain Site Lease and Sublease Agreement, dated of even date hereof (as amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof, the "Site Lease and Sublease"), the Facility Lessee has leased a Facility Site, to the Owner Lessor; and the Owner Lessor simultaneously therewith has subleased the Facility Site to the Facility Lessee for the term equal to the term of this Facility Lease, including any renewals hereof; WHEREAS, pursuant to the Deed and Bill of Sale dated of even date hereof, the Owner Lessor has acquired from the Facility Lessee the Facility; WHEREAS, pursuant to this Facility Lease, the Owner Lessor will lease the Facility to the Facility Lessee for the Basic Lease Term and the Renewal Lease Terms, if any, provided herein. NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:  Shawville Facility Lease I

NOTICE The Facility Lessee acknowledges the following with respect to disposal of materials on the Facility Site: • Asbestos containing materials have been disposed in the active 50-acre ash disposal landfill (Parcel A)(pursuant to PaDEP solid waste permit #301197). Additional information concerning the quantities and the locations of such disposal within the landfill is in the possession of the PaDEP. • Wastewater Treatment Sludges which may contain hazardous substances were removed during cleaning of the various on-site wastewater impoundments and have been disposed at the active 50-acre ash disposal landfill (Parcel A)(pursuant to PaDEP solid waste permit #301197) via blending with fly ash and bottom ash prior to final placement and compaction. A closed ash landfill which also received such sludges is imillediately underneath the active 50-acre ash disposal landfill (Parcel A)(closed pursuant to PaDEP solid waste permit #301197). Groundwater sampling in the vicinity of Parcel A detected concentrations of metals. • Bottom Ash and/or Fly Ash which may contain hazardous substances have been utilized at the site for the construction of roadways and structural fills in low lying areas. These areas include, but are not limited to, the use of fly ash as a structural fill between the upper warehouse and NPDES outfall 006 (Parcel B). • Spills of used oils that may have contained hazardous substances have occurred at or in the vicinity of the mobile and stationary operating equipment and storage tanks associated with the electric generating facility, including, but not limited to, air compressors, fans, mills, and seal oil systems. The spills were remediated utilizing one or more of the following collection methods: oil absorbent materials, bulk collection of free oils, or mechanical removal of residual materials including soils and water. Residual materials were generally disposed through either off site disposal services or by incineration in the utility boilers. • The old ash ponds #1 & #2 (or as sometimes referred to as old ash ponds A & B), both of which are currently active (Parcel C) and a Closed Ash Pond located west of the powerhouse had been used for the storage of high and low pH waste waters prior to final treatment and as a collection point for various chemical spills of sulfuric acids and caustic soda, all of which were subsequently remediated. Groundwater sampling in the vicinity of the Closed Ash Pond detected concentrations of metals. • On May 4, 1992, the sulfuric acid storage tank in the Water Treatment area was overfilled property. resulting in the release of 20 gallons of acid to the surrounding The acid was flushed with water into the nearby yard drainage and  Shawville Facility Lease 2 subsequently neutralized at the wastewater treatment facility before release to the Susquehanna River. • On March 8, 1993, the final wastewater treatment caustic soda storage tank in the Wastewater Treatment area was overfilled, resulting in the spillage of 50 gallons of material directly in to the mixer tank. The caustic soda was subsequently neutralized at the wastewater treatment facility before release in to the Susquehanna River. • Acetone and 2-Butanone (Methyl Ethyl Ketone) have been detected in concentrations below 11 parts per billion in one groundwater sample taken in the vicinity of the large fuel oil storage tanks (Parcel D). • The electric generation and transmission equipment (Parcels E, F, G and H) at the site has, at times, included equipment with dielectric fluids that may have contained polychlorinated biphenyls (PCBs). Spillage of these fluids may have occurred in these areas. Soil sampling in the substation area (Parcel E) did not detect concentrations of PCBs. • Herbicides have been used to control growth of vegetation in the substation area (Parcel E) and underneath the transmission lines. • Groundwater sampling in the vicinity of the Coal Storage Area (also known as the Coal Pile) detected concentrations of metals. The following environmental investigations ,have been conducted on the Facility Site: • "Final Phase I Environmental Site Assessment GPU Energy Shawville Station Route 70 Shawville, Pennsylvania," performed by Woodward-Clyde International-Americas; April 1998. • "Phase II Investigation GPU Energy Shawville Station Route 70 Shawville, Pennsylvania," performed by Woodward-Clyde International-Americas; July 1998. • "Update of Phase I Environmental Site Assessment Report (April 6, 1998) and Report of Phase II Site Investigation (July 1998), Keystone Electric Generating Station", performed by URS Greiner Woodward Clyde; December 7. 1999. • "Addendum to Phase I Environmental Site Assessment Report (April 1998); GPU Shawville Generating Station", performed by URS Greiner Woodward Clyde; November 22, 1999. • "Update to Phase I Environmental Site Assessment Report (April 1, 1998); Report of Phase II Investigation Environmental Assessment (July 1998); and Letter Addendum to Phase I Report (November 1999), Shawville Coal Stream  Shawville Facility Lease 3

Electric Generating Station", performed by URS Greiner Woodward Clyde; December 7, 1999. SECTION 1 DEFINITIONS Unless the context hereof otherwise requires, capitalized terms used in this Facility Lease, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Participation Agreement dated as of August 24, 2000 among the Facility Lessee, the Owner Lessor, the Owner Participant, Wilmington Trust Company, in its individual capacity and as Lessor Manager, and Bankers Trust Company, in its individual capacity and as Lease Indenture Trustee and as Pass Through Trustee. The general provisions of Appendix A to the Participation Agreement shall apply to the terms used in this Facility Lease and specifically defined herein. SECTION 2 LEASE OF THE FACILITY Section 2.1 Lease. Upon the terms and conditions set forth herein, the Owner Lessor hereby leases the Facility to the Facility Lessee, and the Facility Lessee hereby leases the Facility from the Owner Lessor for the Basic Lease Term and, subject to the Facility Lessee's exercise of the renewal option or options in Section 15, one or more Renewal Lease Terms. The Facility Lessee and the Owner Lessor understand and agree that this Facility Lease is subject to those encumbrances set forth in the Title Policy. The Facility shall be subject to the terms of this Facility Lease from the date on which this Facility Lease is executed and delivered. SECTION 3 FACILITY LEASE TERM AND RENT Section 3.1 [Intentionally Omitted] Section 3.2 Basic Lease Term. The basic lease term of this Facility Lease for the Facility (the "Basic Lease Term") shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on November 24, 2026 (the "Lease Expiration Date"), subject to earlier termination pursuant to Section 10, 13, 14 or 17. Section 3.3 Rent. (a) The Facility Lessee hereby agrees to pay to the Owner Lessor lease rent payable with respect to the Basic Lease Term ("Periodic Lease Rent") for the lease of the Facility throughout the Basic Lease Term in installments payable on the dates and in the amounts as indicated on Schedule 1-A hereto (as adjusted in accordance with Section 3.5). All Periodic  Shawville Facility Lease 4

Lease Rent to be paid pursuant to this Section 3.3 shall be payable in the manner set forth in Section 3.6. (b) The Periodic Lease Rent allocated to each period for the use by the Facility Lessee shall be an amount as set forth in Schedule 1-B hereof, as adjusted in accordance with Section 3.5 (the "Allocated Rent"). Notwithstanding that Periodic Lease Rent is payable in accordance with Section 3.3(a), the Allocated Rent calculated pursuant to this Section 3.3(b) shall represent and be the amount of Periodic Lease Rent for which the Facility Lessee becomes liable on account of the use of the Facility for each calendar year included in whole or in part of the Lease Term. (c) The allocation of Periodic Lease Rent to each Rent Payment Period as provided in Section 3.3(b) constitutes a specific allocation of fixed rent within the meaning of Treasury Regulation 1.467-l(c)(2)(ii) with the effect that the Owner Lessor and the Facility Lessee, on any federal income tax returns filed by them (or on any return on which their income is included), shall accrue the amounts of rental income and rental expense, respectively, set forth for each Rent Payment Period set forth on Schedule 1-B. The difference between the cumulative amount of Periodic Lease Rent paid by the Facility Lessee (as set forth in paragraph (a) of this Section 3.3) and the cumulative amount of Periodic Lease Rent allocated (as set forth in paragraph (b) of this Section 3.3), shall be considered the amount of the "Section 467 Loan" as set forth on Schedule 1-C hereof. If the Section 467 Loan balance is positive, such amount ("Lessor Section 467 Loan Balance") represents a loan from the Facility Lessee to the Owner Lessor; if the Section 467 Loan Balance is negative, such amount ("Lessee Section 467 Loan Balance") represents a loan from the Owner Lessor to the Facility Lessee. If there shall be a Lessor Section 467 Loan Balance, the Owner Lessor shall deduct interest expense and the Facility Lessee shall accrue interest income in an amount equal to the amount set forth for such Rent Payment Period on Schedule 1-C ("Lessor Section 467 Interest"). If there shall be a Lessee Section 467 Loan Balance, the Owner Lesser shall accrue interest income and the Facility Lessor shall deduct interest expense in an amount equal to the amount set forth for such Rent Payment Period on Schedule 1-C ("Lessee Section 467 Interest"). In no event shall any principal or interest on any Section 467 Loan be separately payable; all Section 467 Loan principal and interest is already included as part of Periodic Lease Rent and Termination Value and is payable as a portion of the amounts set forth under the heading "Periodic Lease Rent" on Schedule 1-A or under the heading "Termination Value" on Schedule 2. Section 3.4 Supplemental Lease Rent. The Facility Lessee also agrees to pay to the Owner Lessor, or to any other Person entitled thereto as expressly provided herein or in any other Operative Document, as appropriate, any and all Supplemental Lease Rent (including any Make Whole Premium or Change of Control Premium, if any), promptly as the same shall become due and owing, or where no due date is specified, promptly after demand by the Person entitled thereto, and in the event of any failure on the part of the Facility Lessee to pay any Supplemental Lease Rent, the Owner Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise for the failure to pay Periodic Lease Rent. The Facility Lessee will also pay as Supplemental Lease Rent, to the extent permitted by Applicable Law, an amount equal to interest at the applicable Overdue Rate on any part of any payment of Periodic Lease Rent not paid when due for any period for which the same shall be overdue and on any Supplemental Lease Rent not paid when due (whether on demand or otherwise) for the  Shawville Facility Lease 5 period from such due date until the same shall be paid. The Facility Lessee also agrees to pay as Supplemental Lease Rent an amount equal to any amount of Make Whole Premium and Change of Control Premium required to be paid pursuant to the Lease Indenture or any Note. All Supplemental Lease Rent to be paid pursuant to this Section 3.4 shall be payable in the manner set forth in Section 3.6. Section 3.5 Adjustment of Lease Schedules. (a) Periodic Lease Rent, Allocated Rent, Lessor Section 467 Loan Balance, Lessee Section 467 Loan Balance, Lessor Section 467 Interest, Lessee Section 467 Interest and Termination Value (collectively, the "Adjustment Items") shall be adjusted, either upward or downward, to reflect: (i) the effect of any refunding or refinancing of the Lease Debt and Notes (including without limitation, the principal amount, amortization and interest rates) issued pursuant to Section 2.12 of the Lease Indenture in connection with a refinancing of the Notes pursuant to Section 12.2 of the Participation Agreement; (ii) the financing of Modifications to the Facility pursuant to Section 12.1 of the Participation Agreement (including without limitation the issuance of Additional Lessor Notes pursuant to Section 2.12 of the Lease Indenture in connection therewith) or (iii) the correction of any manifest error in the mathematical computation of the Adjustment Items. (b) In the event the Registration Statement is not effective or the Exchange Offer has not been consummated within 270 days of the Initial Purchaser's request therefor (collectively, "Registration Delay"), the Owner Lessor and the Facility Lessee will institute an alternative rent schedule (the "Alternative Rent Schedule") to replace Schedules 1-A, 1-B and 1-C attached hereto and an alternative termination value schedule (the "Alternative Termination Value Schedule") to replace Schedule 2 attached hereto. The Alternative Rent Schedule will require amounts of Periodic Lease Rent during the Basic Lease Term ("Alternative Rent") to be paid that equal the sum of the Periodic Lease Rent that would have been paid absent a Registration Delay and an amount equal to the increased amounts paid pursuant to the Notes because of the Registration Delay ("Additional Amount"). The Alternative Termination Value Schedule will reflect the increase on any Termination Date of such Additional Amount. The Alternative Rent Schedule will allocate the Additional Amount over the Basic Lease Term in accordance with the rules of Section 467 of the Code then in effect and in a manner that preserves the Owner Participant's Expected Return. At the commencement of any Registration Delay, the Alternative Rent Schedule and Alternative Termination Value Schedule will be based on the assumption that the Additional Amount applies for the term of the Notes. In the event the Additional Amount terminates prior to the term of the Notes, such schedules will be revised to reflect the actual amounts of Additional Amount paid. It is the intent of the Owner Lessor and the Facility Lessee that the options set forth in this Section 3.5(b) constitute alternative rent schedules as contemplated under Treasury Regulation 1.467-l(h)(3)(v). (c) Any adjustments pursuant to this Section 3.5 shall be calculated (i) first, to maintain the Owner Participant's Expected Return, and (ii) second, at the option of the Facility Lessee, (A) to minimize the average annual Periodic Lease Rent over the Basic Lease Term for the Facility Lessee's GAAP accounting purposes, (B) to minimize to the extent possible, the net present value, discounted at the Discount Rate, compounded on a semi-annual basis to the date of the termination, of Periodic Lease Rent and/or (C) to maintain operating lease treatment for  Shawville Facility Lease 6 the Facility Lessee; provided that no such adjustment shall require the Owner Participant to record a loss as of the date such adjustment is made or shall change the Owner Participant's book earnings for the year in which such adjustment is made and each of the succeeding four years by more than plus or minus 5% without the consent of the Owner Participant. (d) Anything herein or in any other Operative Document to the contrary notwithstanding, Periodic Lease Rent payable on any Rent Payment Date, whether or not adjusted in accordance with this Section 3.5, shall, in the aggregate, be in an amount at least sufficient to pay in full principal and interest payable on the Notes on such Rent Payment Date. Anything herein or in any other Operative Document to the contrary notwithstanding, Termination Values (excluding the Equity Portion of Termination Value) payable on any date under this Facility Lease, whether or not adjusted in accordance with this Section 3.5, shall in the aggregate, together with all other Rent due and owing on such date, exclusive of any portion thereof that is an Excepted Payment, be in an amount at least sufficient to pay in full the principal of, premium (other than premium, if any, payable by the Owner Lessor pursuant to Section 14), if any, and accrued interest on the Notes payable on such date. (e) Notwithstanding anything herein to the contrary, the Facility Lessee shall be permitted to defer the Equity Portion of Periodic Lease Rent and the Equity Portion of Termination Value (or the Equity Portion of a Qualifying Cash Bid) with respect to the Facility by such amounts and to such dates as shall be permitted under Section 5.4 of the Tax Indemnity Agreement; provided, that if Termination Value should become due in connection with an exercise of remedies following a Lease Event of Default, any such deferred Rent shall become due and payable. Termination Value shall be adjusted to the extent required under Section 8 (f) of the Tax Indemnity Agreement. (g) Any adjustment pursuant to this Section 3.5 shall initially be computed by the Owner Participant or the Equity Investor using the same method of computation, Tax Assumptions and Pricing Assumptions originally used (other than those that have changed as the result of the event giving rise to the adjustment) in the calculation of the Adjustment Items as of the Closing Date, and shall be subject to the verification procedure described in this Section 3.5(g) and in compliance with Section 467 of the Code (as in effect at the date of such adjustment), but only to the extent the original transaction complied therewith. Once computed, the results of such computation shall promptly be delivered by the Owner Participant to the Facility Lessee. Within 30 days after the receipt of the results of any such adjustment, the Facility Lessee may request that a nationally recognized firm of accountants or lease advisors selected by the Owner Participant and reasonably satisfactory to the Facility Lessee (the "Verifier") verify, on a confidential basis, after consultation with the Owner Participant and the Facility Lessee, the accuracy of such adjustment in accordance with this Section 3.5. The Owner Participant and the Facility Lessee hereby agree, subject to the execution by the Verifier of an appropriate confidentiality agreement, to provide the Verifier with all information and materials (other than the income tax returns or accounting records of the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary or the Owner Participant) as shall be necessary in connection therewith. Each of the Owner Participant, the Owner Lessor, the Equity Investor and the Facility Lessee shall have the right to communicate with the Verifier and submit  Shawville Facility Lease 7 supporting information and data. If the Verifier confirms that such adjustment is in accordance with this Section 3.5, it shall so certify to the Facility Lessee, the Owner Lessor and the Owner Participant and such certification shall be final, binding and conclusive on the Facility Lessee, the Owner Participant and the Owner Lessor. If the Verifier concludes that such adjustment is not in accordance with this Section 3.5, and the adjustments to the Adjustment Items calculated by the Verifier are different from those calculated by the Owner Participant, then it shall so certify to the Facility Lessee, the Owner Lessor and the Owner Participant and the Verifier's calculation shall be final, binding and conclusive on the Facility Lessee, the Owner Lessor and the Owner Participant. If the Facility Lessee does not request verification of any adjustment within the period specified above, the computation provided by the Owner Participant shall be final, binding and conclusive on the Facility Lessee, the Owner Lessor and the Owner Participant. The final determination of any adjustment hereunder shall be set forth in an amendment to this Facility Lease, executed and delivered by the Owner Lessor and the Facility Lessee and consented to by the Owner Participant; provided, however, that any omission to execute and deliver such amendment shall not affect the validity and effectiveness of any such adjustment. The reasonable fees, costs and expenses of the Verifier in verifying an adjustment pursuant to this Section 3.5 shall be paid by the Facility Lessee; provided, however, that, in the event that such Verifier determines that the present value of Periodic Lease Rent to be made under this Facility Lease as calculated by the Owner Participant is greater than the present value of the correct Periodic Lease Rent as certified by the Verifier, in each case, discounted semi annually at the Discount Rate, by more than seven basis points, then such expenses of the Verifier shall be paid by the Owner Participant. Notwithstanding anything herein to the contrary, the sole responsibility of the Verifier shall be to verify the calculations hereunder and matters of interpretation of this Facility Lease or any other Operative Document shall not be within the scope of the Verifier's responsibilities. Section 3.6 Manner of Payments. All Rent (whether Periodic Lease Rent, Renewal Lease Rent or Supplemental Lease Rent) shall be paid by the Facility Lessee in Dollars in immediately available funds to the recipient not later than I 0:30 a.m. (New York City time) on the date due. All Rent payable to the Owner Lessor (other than Excepted Payments) shall be paid by the Facility Lessee to the Owner Lessor at its account at Wilmington Trust Company (ABA #031-100-092 Account No. 52443-0 Attention: Bill Hines), or to such other place as the Owner Lessor shall notify the Facility Lessee in writing; provided, however, that so long as the Lien of the Lease Indenture has not been discharged, the Owner Lessor hereby irrevocably directs (it being agreed and understood that such direction shall be deemed to have been revoked after the Lien of the Lease Indenture shall have been fully discharged in accordance with its terms), and the Facility Lessee agrees, that all payments of Rent (other than Excepted Payments) payable to the Owner Lessor shall be paid by wire transfer directly to the Lease Indenture Trustee's Account or to such other place as the Lease Indenture Trustee shall notify the Facility Lessee in writing pursuant to the Lease Indenture. Payments constituting Excepted Payments shall be made to the Person entitled thereto at the address for such Person set forth in the Participation Agreement, or to such other place as such Person shall notify the Facility Lessee in writing.  Shawville Facility Lease 8

SECTION 4 DISCLAIMER OF WARRANTIES; RIGHT OF QUIET ENJOYMENT Section 4.1 Disclaimer of Warranties. (a) Without waiving any claim the Facility Lessee may have against any manufacturer, vendor or contractor, THE FACILITY LESSEE ACKNOWLEDGES AND AGREES SOLELY FOR THE BENEFIT OF THE OWNER LESSOR AND THE OWNER PARTICIPANT THAT (i) THE FACILITY AND EACH COMPONENT THEREOF ARE OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE ACCEPTABLE TO THE FACILITY LESSEE, (ii) THE FACILITY LESSEE IS SATISFIED THAT THE FACILITY AND EACH COMPONENT THEREOF ARE SUITABLE FOR THEIR RESPECTIVE PURPOSES, (iii) NEITHER THE OWNER LESSOR NOR THE OWNER PARTICIPANT IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND, (iv) THE FACILITY IS LEASED HEREUNDER TO THE EXTENT PROVIDED HEREBY FOR THE BASIC LEASE TERM AND THE RENEWAL LEASE TERMS, IF ANY, SPECIFIED HEREIN SUBJECT TO ALL APPLICABLE LAW NOW IN EFFECT OR HEREAFTER ADOPTED, INCLUDING (I) ZONING REGULATIONS, (2) ENVIRONMENTAL LAWS OR (3) BUILDING RESTRICTIONS, AND IN THE STATE AND CONDITION OF EVERY PART THEREOF WHEN THE SAME FIRST BECAME SUBJECT TO THIS FACILITY LEASE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY THE OWNER LESSOR OR THE OWNER PARTICIPANT AND (v) THE OWNER LESSOR LEASES FOR THE BASIC LEASE TERM AND THE RENEWAL LEASE TERMS, IF ANY, SPECIFIED HEREIN AND THE FACILITY LESSEE TAKES THE FACILITY UNDER THIS FACILITY LEASE "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS", AND THE FACILITY LESSEE ACKNOWLEDGES THAT NEITHER THE OWNER LESSOR NOR THE OWNER PARTICIPANT MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS, EITHER EXPRESSORIMPLIED, AS TO THE VALUE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, OR MERCHANTABILITY THEREOF OR AS TO THE TITLE OF THE FACILITY, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THERE OF TO SPECIFICATIONS, FREEDOM FROMPATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, except that the Owner Lessor represents and warrants that on the Closing Date, the Facility will be free of Owner Lessor's Liens. It is agreed that all such risks, as between the Owner Lessor and the Owner Participant on the one hand and the Facility Lessee on the other hand are to be borne by the Facility Lessee with respect to acts, occurrences or omissions during the Facility Lease Term. Neither the Owner Lessor nor the Owner Participant shall have any responsibility or liability to the Facility Lessee or any other Person with respect to any of the following: (x) any liability, loss or damage caused or alleged to be caused directly or indirectly by the Facility or any Component or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith; (y) the use, operation or performance of the  Shawville Facility Lease 9

Facility or any Component thereof or any risks relating thereto; or (z) the delivery, operation, servicing, maintenance, repair, improvement, replacement or decommissioning of the Facility or any Component thereof. The provisions of this paragraph (a) of this Section 4.1 have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties of the Owner Lessor, express or implied, with respect to the Facility or any Components thereof or the Facility that may arise pursuant to any Applicable Law now or hereafter in effect, or otherwise. (b) During the Facility Lease Term, so long as no Lease Event of Default shall have occurred and be continuing, the Owner Lessor hereby appoints irrevocably and constitutes the Facility Lessee its agent and attorney-in-fact, coupled with an interest, to assert and enforce, from time to time, in the name and for the account of the Owner Lessor and the Facility Lessee, as their interests may appear, but in all cases at the sole cost and expense of the Facility Lessee, whatever claims and rights the Owner Lessor may have in respect of the Facility or any Component thereof against any manufacturer, vendor or contractor, or under any express or implied warranties relating to the Facility or any Component thereof. Section 4.2 Quiet Enjoyment. So long as no Lease Event of Default has occurred and is continuing, the Facility Lessee's quiet enjoyment of the Facility will not be disturbed by the Owner Lessor or any party acting by, through or under the Owner Lessor. SECTION 5 RETURN OF FACILITY Section 5.1 Return. Upon expiration or termination of this Facility Lease (other than a termination pursuant to Section 10 or, if the Facility is being transferred to the Facility Lessee, Sections 13 or 14), the Facility Lessee, at its own expense, shall return the Facility (together with all Modifications to the Facility which shall have vested in the Owner Lessor pursuant to the first sentence of Section 8.3) to the Owner Lessor or any permitted transferee or assignee of the Owner Lessor by surrendering the Facility into the possession of the Owner Lessor or such transferee or assignee at the location of the Facility on the Facility Site. In connection with such return, the Facility Lessee shall (a) assign, to the extent permitted by Applicable Law and not already assigned to the Owner Lessor, and shall cooperate with all reasonable requests of the Owner Participant, the Owner Lessor or a permitted transferee or assignee of either of such parties for purposes of obtaining, or enabling the Owner Participant, the Owner Lessor or such transferees or assignees to obtain, any and all material Governmental Approvals and licenses, permits, approvals and consents of any Governmental Entities or other Persons that are or will be required to be obtained by the Owner Participant, the Owner Lessor or such transferee or assignee in connection with the use, operation or maintenance of the Facility on or after such return in compliance with the agreements and contracts permitted by Section 5.21 of the Participation Agreement and Applicable Law including, without limitation, any fuel supply, interconnection, power purchase or other agreements with respect to the Facility; and (b) provide the Owner Lessor or a permitted transferee or assignee of the Owner Lessor copies of all documents, instruments, plans, maps, specifications, manuals, drawings and other documentary materials relating to the installation, maintenance, operation, construction, design, modification and repair of the Facility, as shall be in the Facility Lessee's possession and shall be reasonably  Shawville Facility Lease 10 appropriate or necessary for the continued operation of the Facility. Upon such return, the right to use the Facility granted hereunder for the benefit of the Facility Lessee shall cease and terminate. Section 5.2 Condition Upon Return. At the time of a return of the Facility by the Facility Lessee pursuant to Section 5.1 (other than a return pursuant to Section 13 or 14), the following conditions shall be complied with, all at the Facility Lessee's sole cost and expense: (a)the Facility will be in at least as good condition as if it had been maintained, repaired and operated during the Facility Lease Term in compliance with the provisions of this Facility Lease (including, without limitation, the provisions of Section 7), ordinary wear and tear excepted, and there shall be no deferred maintenance in respect of the Facility; (b) the Facility shall be free and clear of all Liens other than Permitted Liens set forth in clauses (ii), (vi), (viii) and (ix) of the definition thereof; provided, however, that nothing in this Section 5.2(b) shall limit the obligations of the Facility Lessee under Section 10.1 of the Participation Agreement; (c) the Facility shall have at least the capability and functional ability, as certified by an independent professional engineer selected pursuant to the Independent Engineer Selection Procedure, to generate electricity, on a continuous basis in normal commercial operating conditions, substantially at the ratings for which it was designed after taking into account all Modifications to the Facility made in accordance with this Facility Lease (ordinary wear and tear excepted); (d) the Facility shall be in material compliance with all requirements of manufacturers required for the maintenance in full force and effect of any material warranty then in effect with respect to the Facility; (e) no Component of the Facility shall be a temporary Component and any replacement Component of the Facility shall satisfy the standards of Section 7.2; and (f) the Facility Lessee, at the request of the Owner Lessor, shall sell pursuant to Section 8.3 (subject to all existing encumbrances) to the Owner Lessor (or its designee or transferee) all Optional Modifications which are Severable Modifications to the Facility which are owned by the Facility Lessee (other than Severable Modifications referred to in the first sentence of Section 8.3). In addition to the foregoing conditions, the Facility Lessee, or an Affiliate thereof, shall enter into an agreement or other arrangements reasonably acceptable to the Owner Lessor, which arrangements, however, shall not be a condition precedent to the return of the Facility (the "Support Arrangements") to provide the Owner Lessor with the Support Services; provided, that the Facility Lessee shall be bound to provide Support Services only to the extent the Facility Lessee or any domestic, unregulated Affiliate thereof is capable of providing such services and is either in the business of providing such Support Services to others or performing such Support Services on its own timely be obtained behalf, and only to the extent that such services cannot reasonably and by the Owner Lessor or its Affiliates from third parties. Support  Shawville Facility Lease 11

Arrangements shall provide for the provision of Support Services during and after the expiration of this Facility Lease, and will provide for fair market value compensation from time to time to be paid to the Facility Lessee, or an Affiliate thereof, for the performance of such Support Services, periodically in advance on no less than on an annual basis, for such rights and the performance of other services and all such arrangements shall terminate upon expiration or early termination of the Site Lease Term or at the Owner Lessor's option. Within 180 days after the expiration or termination of this Facility Lease, the Owner Lessor shall notify the Facility Lessee of the material elements of the Support Services that the Owner Lessor desires the Facility Lessee, or its Affiliate, to continue to perform. Following such notice, the Facility Lessee and the Owner Lessor shall negotiate in good faith the terms of the fair market value, performance standards, compensation and other terms of such specified Support Services, including the circumstances under which the Facility Lessee and its Affiliates shall be released of any further obligation to provide such Support Services, and enter into contracts for the performance of the Support Services upon any such negotiated terms. Other than the Support Services covered by such contracts, the Facility Lessee will have no further obligation to provide Support Services. Section 5.3 Environmental Reports. In connection with the return of the Facility pursuant to Section 5.2, the Facility Lessee shall, at its own expense, provide the Owner Lessor and the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee (a) not later than 180 days prior to the later of the Expiration Date or the last day of the last Renewal Lease Term elected by the Facility Lessee, or (b) in connection with any return pursuant to Section 17, as promptly as possible after a request therefor by the Owner Lessor, the Owner Participant or, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, a phase I environmental survey, which shall be expanded to a phase II environmental survey if, as a result of the phase I survey, facts are revealed that would reasonably necessitate a phase II survey, prepared by a reputable environmental consulting firm (selected by the Facility Lessee and reasonably acceptable to the Owner Participant) as to the environmental condition of the Facility and the Facility Site and the compliance or non-compliance with applicable Environmental Laws and the presence or absence of Environmental Conditions, in form and scope reasonably satisfactory to the Owner Participant. The provisions of such surveys shall not relieve the Facility Lessee of liability with respect to Environmental Conditions, known or unknown, in respect of the Facility or the Facility Site and the Facility Lessee will take any and all actions necessary to ensure that the Facility and the Facility Site comply with all such Environmental Laws. If such survey shall indicate that the Facility or the Facility Site is not then in compliance with then applicable Environmental Laws, the Facility Lessee shall, within 90 days of the Owner Lessor having received such survey, provide the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, with a remediation or compliance plan designed to ensure that the Facility and the Facility Site will be brought into compliance with applicable Environmental Laws and all material Environmental Conditions recommended for correction in such survey will be corrected as promptly as is reasonably practical and without materially adversely affecting the continued operation of such Facility. The Facility Lessee shall at its expense perform such cleanup or remediation and achieve compliance as soon as reasonably practicable. The obligations of the Facility Lessee set forth in this Section 5.3 shall survive the termination of this Facility Lease and the expiration of the Facility Lease Term.  Shawville Facility Lease 12

SECTION 6 LIENS The Facility Lessee covenants that it will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Facility, the Facility Site or any Component, or any interest therein or in, to or on its interest in this Facility Lease or its interest in any other Operative Document, except Permitted Liens, and the Facility Lessee shall promptly notify the Owner Lessor of the imposition of any such Lien of which the Facility Lessee is aware and shall promptly, at its own expense, take such action as may be necessary to fully discharge or release any Lien. The Facility Lessee shall defend the Owner Lessor from and against all claims to the Owner Lessor's title to the Facility or any portion thereof (except for Owner Lessor's Liens, Owner Participant's Liens and Permitted Encumbrances). SECTION 7 MAINTENANCE; REPLACEMENTS OF COMPONENTS Section 7.1 Maintenance. The Facility Lessee, at its own cost and expense, will (a) cause the Facility to be maintained in good condition, repair and working order, ordinary wear and tear excepted, and in any event, in all material respects (i) in accordance with Prudent Industry Practice, (ii) in compliance with all Applicable Law, including without limitation all Environmental Laws and safety laws, unless such noncompliance could not reasonably be expected to result in a Material Adverse Effect or involve any (1) danger of foreclosure, sale, forfeiture or loss of, or imposition of a lien on, the Facility or the Facility Site or the impairment of the use, operation or maintenance of the Facility or the Facility Site in any material respect, or (2) risk of criminal liability being incurred by the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Owner Participant, the Owner Lessor, the Lessor Manager, the Lease Indenture Trustee or the Pass Through Trustee or any of their Affiliates or (3) material risk of the occurrence of any material adverse effect being incurred by the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Owner Participant, the Owner Lessor, the Lessor Manager, the Lease Indenture Trustee or the Pass Through Trustee, and (iii) in accordance with the terms of all insurance policies required to be maintained pursuant to Section 11, and (b) cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Facility Lessee may be necessary so that the Facility may be operated in accordance with the Operative Documents. Section 7.2 Replacement of Components. In the ordinary course of maintenance, service, repair or testing of the Facility or any Component, the Facility Lessee or the Operator, at its own cost and expense, may remove or cause or permit to be removed from the Facility any Component; provided, however, that the Facility Lessee shall (a) cause such Component to be replaced by a replacement Component which shall be free and clear of all Liens (except Permitted Liens) and in as good operating condition as the Component replaced, assuming that the Component replaced was maintained in accordance with this Facility Lease, and assuming the Facility shall then be in the condition required to have been maintained by the terms of this Facility Lease (each such replacement Component being herein referred to as a "Replacement Component") and (b) cause such replacement to be performed in a manner which does not  Shawville Facility Lease 13 diminish the current or residual value, remaining useful life or utility of the Facility by more than a deminimis amount below the then current or residual value, the remaining useful life or the utility thereof immediately prior to such replacement or cause the Facility to become "limited use" property within the meaning of Rev. Proc. 75-28, 1975-1 C.B. 752 or Rev. Proc. 76-30, 1976-2 C.B. 647. Each Component of the Facility which is subject to this Facility Lease, at any time removed from the Facility, shall remain subject to this Facility Lease, wherever located, until such time as such Component shall be replaced by a Replacement Component which has been incorporated in the Facility and which meets the requirements for Replacement Components specified above. Immediately upon any Replacement Component becoming incorporated in the Facility, without further act (and at no cost to the Owner Lessor and with no adjustment to the Purchase Price or Periodic Lease Rent or Allocated Rent), (i) the replaced Component shall no longer be subject to this Facility Lease, (ii) title to the removed Component (to the extent part of the Facility) shall thereupon vest in the Facility Lessee or such other Person as shall be designated by the Facility Lessee, free and clear of all rights of the Owner Lessor and the Lease Indenture Trustee, and (iii) title to the Replacement Component shall thereupon vest with the Owner Lessor and such Component shall (x) become subject to this Facility Lease and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lien of the Lease Indenture, and (y) be deemed a part of the Facility for all purposes of this Facility Lease. Notwithstanding anything in this Section 7.2 or elsewhere in this Facility Lease to the contrary, if the Facility Lessee has determined that a Component is surplus or obsolete, it shall have the right to remove such Component without replacing it; provided, that no such Component may be so removed without being replaced if such removal would diminish the current or residual value, remaining useful life or utility of the Facility by more than a de minimis amount below the current or residual value, the remaining useful life or the utility thereof immediately prior to such removal, assuming the Facility shall then be in the condition required to have been maintained by the terms of this Facility Lease or cause the Facility to become "limited use" property within the meaning of Rev. Proc. 75-28, 1975-1 C.B. 752 or Rev. Proc. 76-30, 1976-2 C.B. 647. Section 7. 3 Environmental Matters. The Facility Lessee will, at its own expense, (a) comply with all Environmental Laws applicable to the Facility or the Facility Site, except for those the failure to comply with could not reasonably be expected to have a Material Adverse Effect or involve any (1) danger of foreclosure, sale, forfeiture or loss of, or imposition of a lien on, the Facility or the Facility Site or the impairment of the use, operation or maintenance of the Facility or the Facility Site in any material respect, (2) risk of criminal liability being incurred by the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Owner Participant, the Owner Lessor, the Lessor Manager, the Lease Indenture Trustee or the Pass Through Trustee or any of their Affiliates or (3) material risk of the occurrence of any material adverse effect being incurred by the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Owner Participant, the Owner Lessor, the Lessor Manager, the Lease Indenture Trustee or the Pass Through Trustee, and as between the Owner Lessor and the Facility Lessee, the Facility Lessee shall have the sole responsibility for any and all costs and expenses associated with such compliance; (b) required under any obtain, comply and maintain all necessary Governmental Approvals applicable Environmental Law, in connection with the use, operation and  Shawville Facility Lease 14 maintenance of the Facility and the Facility Site except for those the failure to comply with could not reasonably be expected to have a Material Adverse Effect or involve any (I) danger of foreclosure, sale, forfeiture or loss of, or imposition of a lien on, the Facility or the Facility Site or the impairment of the use, operation or maintenance of the Facility or the Facility Site in any material respect, or (2) risk of criminal liability being incurred by the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Owner Participant, the Owner Lessor, the Lessor Manager, the Lease Indenture Trustee or the Pass Through Trustee or any of their Affiliates or (3) material risk of the occurrence of any material adverse effect being incurred by the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Owner Participant, the Owner Lessor, the Lessor Manager, the Lease Indenture Trustee or the Pass Through Trustee; (c) conduct and complete, at no cost and expense to the Owner Participant or the Owner Lessor, any investigation, study, sampling, monitoring and testing and undertake any cleanup, removal, remedial, corrective, mitigation, response or other action necessary or advisable to abate, correct, remove and clean up the Facility or the Facility Site, to the extent required by and in compliance with applicable Environmental Laws, except for those the failure to comply with could not reasonably be expected to have a Material Adverse Effect or involve any (1) danger of foreclosure, sale, forfeiture or loss of, or imposition of a lien on, the Facility, the Facility or the Facility Site or the impairment of the use, operation or maintenance of the Facility or the Facility Site in any material respect, or (2) risk of criminal liability being incurred by the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Owner Participant, the Owner Lessor, the Lessor Manager, the Lease Indenture Trustee or the Pass Through Trustee or any of their Affiliates or (3) material risk of the occurrence of any material adverse effect being incurred by the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Owner Participant, the Owner Lessor, the Lessor Manager, the Lease Indenture Trustee or the Pass Through Trustee; and (d) as soon as possible and in any event within fifteen Business Days of the Facility Lessee obtaining Actual Knowledge thereof, provide the Owner Lessor with written notice of, and copies of all written communications relating to, any pending or threatened material claim arising from a violation of or liability under any Environmental Law involving the Facility or the Facility Site that could be expected to have a Material Adverse Effect or involve any (1) danger of foreclosure, sale, forfeiture or loss of, or imposition of a lien on, the Facility or the Facility Site or the impairment of the use, operation or maintenance of the Facility or the Facility Site in any material respect, (2) risk of criminal liability being incurred by the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Owner Participant, the Owner Lessor, the Lessor Manager, the Lease Indenture Trustee or the Pass Through Trustee or any of their Affiliates or (3) material risk of the occurrence of any material adverse effect being incurred by the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Owner Participant, the Owner Lessor, the Lessor Manager, the Lease Indenture Trustee or the Pass Through Trustee. To the extent possible, all such notices shall describe in reasonable detail the nature of the claim, and the Facility Lessee's plans for responding to such claim.  Shawville Facility Lease 15

SECTIONS MODIFICATIONS Section 8.1 Required Modifications. The Facility Lessee, at its own cost and expense, shall make or cause or permit to be made all Modifications to the Facility as are required by Applicable Law (each, a "Required Modification"); provided, however, that the Facility Lessee may, in good faith and by appropriate proceedings, diligently contest the validity or application of any Applicable Laws in any reasonable manner which does not involve any (i) danger of foreclosure, sale, forfeiture or loss of any part of the Facility or the impairment of the use, operation or maintenance of the Facility in any material respect, (ii) any risk of criminal liability asserted against the Owner Lessor, the Owner Participant, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Equity Investor or any of their respective Affiliates, or (iii) material risk of the occurrence of any material adverse effect being incurred by the Owner Participant, the Owner Lessor, the Equity Subsidiary, the Equity Subsidiary Holding Company, the Equity Investor, the Lease Indenture Trustee or the Pass Through Trustee including, without limitation, subjecting any such Person to regulation as a public utility under Applicable Law; provided further, that no such contest may extend beyond the expiration or earlier termination of this Facility Lease. Section 8.2 Optional Modifications. The Facility Lessee at any time may, at its own cost and expense, make or cause or permit to be made any Modification to the Facility as the Facility Lessee considers desirable in the proper conduct of its business (any such non-Required Modification being referred to as an "Optional Modification"); provided that the Facility Lessee shall prevent any Optional Modification from being made to the Facility that would diminish by more than a de minimis amount the current or residual value, remaining useful life or utility of the Facility below the current or residual value, remaining useful life or utility of the Facility immediately prior to such Optional Modification assuming the Facility was then in the condition required to be maintained by the terms of this Facility Lease, or cause the Facility to become "limited use" property, within the meaning of Rev. Proc. 75-28, 1975-1 C.B. 752 or Rev. Proc. 76-30, 1976-2 C.B. 647. Section 8.3 Title to Modifications. Title to (a) all Required Modifications, (b) all Nonseverable Modifications and (c) all Modifications financed by the Owner Lessor by an Additional Equity Investment or a Supplemental Financing pursuant to Section 12.1 of the Participation Agreement shall (at no cost to the Owner Lessor and with no adjustment to the Purchase Price or, except as provided herein, Periodic Lease Rent, Renewal Lease Rent or Allocated Rent) immediately vest in the Owner Lessor, and such Modification shall immediately (i) become subject to this Facility Lease and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lien of the Lease Indenture, and (ii) be deemed part of the Facility for all purposes of this Facility Lease. The Facility Lessee, at its own cost and expense, shall take such steps as the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee may reasonably require from time to time to confirm that title in such Modification has vested in the Owner Lessor and that such Modification is subject to this Facility Lease and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lien of the Lease Indenture. No interest in any Optional Modification which is a Severable Modification (other  Shawville Facility Lease 16 than Severable Modifications which are financed by the Owner Lessor by an Additional Equity Investment or a Supplemental Financing pursuant to Section 12.1 of the Participation Agreement) shall vest in the Owner Lessor or become subject to this Facility Lease or the Lien of the Lease Indenture; provided, however, that if the Facility Lessee shall, at its cost and expense, cause such Optional Modifications which are Severable Modifications to be made to the Facility, the Owner Lessor shall have the right, immediately prior to the return of the Facility to the Owner Lessor hereunder, to purchase any such Optional Modifications which are Severable Modifications. The purchase price for such Optional Modifications shall be the then Fair Market Sales Value of such Optional Modifications. If the Owner Lessor does not elect to purchase such Optional Modifications which are Severable Modifications, the Facility Lessee may, remove such Modifications at the end of the Facility Lease Term and the Facility Lessee shall repair any damage to the Facility and the Facility Site caused by such removal, all at the Facility Lessee's cost and expense; provided, however, that such removal shall not (i) diminish the value, remaining useful life or utility of the Facility by more than a de minimis amount assuming the Facility would have been at the time of removal in the condition required to be maintained by the terms of this Facility Lease, or (ii) cause the Facility to become "limited use" property, within the meaning of Rev. Proc. 75-28, 1975-1 C.B. 752 or Rev. Proc. 76-30, 1976-2 C.B. 647. If the Facility Lessee shall have failed to remove any Optional Modifications which are Severable Modifications as above provided prior to the return of the Facility to the Owner Lessor hereunder, title to such Modifications shall"(at no cost to the Owner Lessor) vest in the Owner Lessor. SECTION9 NET LEASE This Facility Lease is a "net lease" and the Facility Lessee's obligation to make all Rent payments payable hereunder or other payments under the Operative Documents (and all amounts, including Termination Value, following termination of this Facility Lease) shall be absolute and unconditional under any and all circumstances, and shall not be terminated, extinguished, diminished, lost or otherwise impaired by any circumstance of any character, including by (i) any setoff, counterclaim, recoupment, defense or other right which the Facility Lessee may have against the Owner Lessor, the Owner Participant, the Equity Subsidiary, the Equity Investor, the Pass Through Trustee, the Lease Indenture Trustee or any other Person, including any claim as a result of any breach by any of said parties of any covenant or provision in this Facility Lease or any other Operative Document, (ii) any lack or invalidity of title or any defect in the title, condition, design, operation, merchantability or fitness for use of the Facility or any Component thereof, or any eviction by paramount title or otherwise, or any unavailability of the Facility, the Facility Site or any Component thereof, (iii) any loss or destruction of, or damage to, the Facility or any Component thereof or interruption or cessation in the use or possession thereof or any part thereof by the Facility Lessee for any reason whatsoever and of whatever duration, (iv) the condemnation, requisitioning, expropriation, seizure or other taking of title to or use ofthe Facility Site, the Facility or any Component thereof by any Govermnental Entity or otherwise, (v) the invalidity or unenforceability or lack of due authorization or other infirmity of this Facility Lease or any other Operative Document, (vi) the lack of right, power or authority of the Owner Lessor to enter into this Facility Lease or any other Operative Document,  Shawville Facility Lease 17

(vii) any ineligibility of the Facility or any Component thereof for any particular use, whether or not due to any failure of the Facility Lessee to comply with any Applicable Law, (viii) any event of "force majeure" or any frustration, (ix) any legal requirement similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, (x) any insolvency, bankruptcy, reorganization or similar proceeding by or against the Facility Lessee or any other Person, (xi) any Lien of any Person with respect to the Facility Site, the Facility or any Component thereof or any part thereof, or (xii) any other cause, whether similar or dissimilar to the foregoing, any present or future law notwithstanding, except as expressly set forth herein or in any other Operative Document, it being the intention of the parties hereto that all Rent (and all amounts, including Termination Value, following termination of this Facility Lease) payable by the Facility Lessee hereunder shall continue to be payable in all events in the manner and at times provided for herein. Such Rent (and all amounts, including Termination Value, following termination of this Facility Lease) shall not be subject to any abatement and the payments thereof shall not be subject to any setoff or reduction for any reason whatsoever, including any present or future claims of the Facility Lessee or any other Person against the Owner Lessor or any other Person under this Facility Lease or otherwise. To the extent permitted by Applicable Law, the Facility Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Facility Lease with respect to the Facility except in accordance with Sections 10, 13, 14 or 15. If for any reason whatsoever this Facility Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Facility Lessee nonetheless agrees, to the extent permitted by Applicable Law, to pay to the Owner Lessor an amount equal to each installment of Periodic Lease Rent, Renewal Lease Rent and all Supplemental Lease Rent due and owing, at the time such payment would have become due and payable in accordance with the terms hereof had this Facility Lease not been so terminated. Nothing contained herein shall be construed to waive any claim which the Facility Lessee might have under any of the Operative Documents or otherwise or to limit the right of the Facility Lessee to make any claim it might have against the Owner Lessor or any other Person or to pursue such claim in such manner as the Facility Lessee shall deem appropriate. SECTION 10 EVENTS OF LOSS Section 10.1 Occurrence of Events of Loss.The Owner Participant or the Owner Lessor will promptly notifY the Facility Lessee of any event of which it is aware that, upon election of the Owner Participant, would result in a Regulatory Event of Loss; provided, however, that the failure to provide such notice shall not result in any liability with respect to the Owner Participant or the Owner Lessor and shall not in any way relieve the Facility Lessee of any of its obligations under this Facility Lease, including the obligations under this Section 10. If an Event of Loss described in clauses (a) or (b) of the definition of Event of Loss shall occur, then no later than nine months following such occurrence the Facility Lessee shall notifY the Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee in writing of its election to either (a) rebuild or replace the Facility in accordance with the Operative Documents so that the Facility shall have a current and residual value, remaining  Shawville Facility Lease 18 useful life and utility at least equal to that of the Facility prior to such Event of Loss, assuming the Facility was in the condition and repair required to be maintained by this Facility Lease or (b) terminate this Facility Lease with respect to the Facility and purchase the Facility from the Owner Lessor by paying to the Owner Lessor an amount equal to the applicable Termination Value and paying to the parties entitled thereto all other amounts payable pursuant to Section I 0.2. The Facility Lessee may elect the option provided in clause (b) of the preceding sentence regardless of whether the Facility is to be rebuilt or replaced. If the Facility Lessee fails to make an election as provided above, an Event of Loss shall be deemed to occur as of the end of the nine month period referred to in the second sentence of this Section 10.1 and the Facility Lessee will be deemed to have made the election to terminate this Facility Lease with respect to the Facility and purchase the Facility from the Owner Lessor by paying to the Owner Lessor an amount equal to the applicable Termination Value and paying to the parties entitled thereto all other amounts payable pursuant to Section 10.2. Section 10.2 Payment ofTermination Value; Termination of Periodic Lease Rent. (a) If any of (x) an Event of Loss described in clause (a) or (b) of the definition of Event of Loss shall have occurred and the Facility Lessee shall elect not to rebuild or replace the Facility pursuant to Section 10.l(a), (y) an Event of Loss shall be deemed to occur pursuant to the last sentence of Section 10.1, or (z) an Event of Loss described in clause (c) or (d) of the definition of Event of Loss shall occur, then, in the case of clause (x), on the next Termination Date after the Facility Lessee's notice of its election referred to in the second sentence of Section 10.1, in the case of clause (y), on the next Termination Date, after the occurrence of a deemed Event of Loss pursuant to the last sentence of Section 10.1 or, in the case of clause (z), on the next Termination Date occurring at least three months after the occurrence of such Event of Loss or, if earlier, at least one month after receipt of insurance proceeds in respect of such Event of Loss the Facility Lessee shall pay to the Owner Lessor (A) the Termination Value determined as of the relevant Termination Date, plus (B) all amounts of Supplemental Lease Rent (including all documented out-of-pocket costs and expenses of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee, the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary and the Pass Through Trustee, and all sales, use, value added and other Taxes required to be indemnified by the Facility Lessee pursuant to Section 10.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 10.2) due and payable or unpaid or accrued on or prior to such Termination Date, plus (C) any unpaid Periodic Lease Rent due before (but not on) such Termination Date. On the date the Facility Lessee is required to pay Termination Value pursuant to this Section 10.2, the balance of the Lessor Section 467 Loan Balance or the Lessee Section 467 Loan Balance (as the case may be) shall be reduced to zero and shall be fully discharged for all purposes. (b) Concurrently with the payment of all sums required to be paid pursuant to this Section I 0.2, (i) Periodic Lease Rent or Renewal Lease Rent, as applicable, shall cease to accrue, (ii) the Facility Lessee's obligations under Sections 6, 7, 8, II and 12 shall terminate, (iii) the Facility Lessee shall cease to have any other liability to the Owner Lessor, the Owner Participant and its Affiliates with respect to the Facility except for Supplemental Lease Rent and other obligations (including those under Sections I 0.1 and I 0.2 of the Participation Agreement and under the Tax Indemnity Agreement) surviving pursuant to the express provisions of any  Shawville Facility Lease 19

Operative Document, (iv) the Owner Lessor shall pay the outstanding principal and accrued interest on the Notes (excluding any Make Whole Premium, if any, due and payable) pursuant to Section 2.1O(a) of the Lease Indenture, (v) this Facility Lease shall terminate, (vi) the Owner Lessor shall transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner Lessor and prepared and recorded by and at the expense of the Facility Lessee) all of its right, title and interest in and to the Owner Lessor's Interest to the Facility Lessee, on an "as is", "where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Owner Lessor's Liens and a warranty of the Owner Participant as to the absence of Owner Participant's Liens; and (vii) the Owner Lessor shall execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared, filed and recorded (as appropriate) at the cost and expense of the Facility Lessee. (c) Notwithstanding the foregoing provisions of paragraphs (a) and (b) of this Section 10.2, in the case of a Regulatory Event of Loss, if (i) the Facility Lessee shall have executed and delivered an assumption agreement to assume the Notes as permitted by and in accordance with Section 2.1O(b) of the Lease Indenture, (ii) all other conditions contained in Section 2.1O(b) of the Lease Indenture shall have been satisfied, and (iii) no Significant Lease Default or Lease Event of Default shall have occurred and be continuing after giving effect to such assumption, then, the obligation of the Facility Lessee to pay Termination Value with respect to the Facility shall be reduced by the outstanding principal amount and accrued interest of the Notes so assumed by the Facility Lessee, and the Owner Lessor shall have no obligation to prepay the outstanding principal and accrued interest on the Notes. On the date the Facility Lessee is required to pay such amount pursuant to this Section 10.2(c), the balance of the Lessor Section 467 Loan Balance or the Lessee Section 467 Loan Balance (as the case may be) shall be reduced to zero and shall be fully discharged for all purposes. (d) Any payments received at any time by the Owner Lessor, the Lease Indenture Trustee or the Facility Lessee from any Governmental Entity as a result of the occurrence of an Event of Loss described in clause (c) of the definition of Event of Loss or from insurance proceeds as a result of the occurrence of an Event of Loss described in clause (a) or (b) of the definition of Event of Loss shall be applied as follows: (i) all such payments received at any time by the Facility Lessee shall be promptly paid to the Owner Lessor or if the Lien of the Lease Indenture shall not have been terminated or discharged, to the Lease Indenture Trustee, for application pursuant to the following provisions of this Section l 0.2, except that so long as no Significant Lease Default or Lease Event of Default shall have occurred and be continuing (other than Lease Events of Default arising as a result of such Event of Loss), the Facility Lessee may retain any amounts that the Owner Lessor would at the time be obligated to pay to the Facility Lessee as reimbursement under the provisions of paragraph (ii) below; (ii) so much of such payments as shall not exceed the amount required to be paid by the Facility Lessee pursuant to paragraph (a) of this Section 10.2 shall be applied in reduction of the Facility Lessee's obligation to pay such amount if not already paid by the Facility Lessee or, if already paid by the Facility Lessee, shall, so long as no Significant Lease Default or Lease Event of Default (other than Lease Events of Default  Shawville Facility Lease 20 arising as a result of such Event of Loss) shall have occurred and be continuing, be applied to reimburse the Facility Lessee for its payment of such amount; and (iii) the balance, if any, of such payments remaining thereafter shall be apportioned between the Owner Lessor and the Facility Lessee as their respective interests may appear. Notwithstanding the foregoing, if the Facility Lessee shall have elected to rebuild or replace the Facility pursuant to Section 1O.l(a), any insurance proceeds received by the Owner Lessor, the Lease Indenture Trustee or the Facility Lessee as a result of the occurrence of an Event of Loss described in clause (a) or (b) of the definition of Event of Loss shall be applied as provided in Section 11.7. Section 10.3 Rebuild or Replace. The Facility Lessee's right to rebuild or replace any Facility pursuant to clause (a) of Section 10.1 shall be subject to the fulfillment, at the Facility Lessee's sole cost and expense, in addition to the conditions contained in said clause (a), of the following conditions: (a) no Lease Event of Default shall have occurred and be continuing; (b) Section 10.1(a) of on the date the Facility Lessee shall give notice pursuant to its election to rebuild or replace the Facility in accordance with this Section 10.3, either (i) the Owner Participant shall have received an opinion reasonably satisfactory to it from Skadden, Arps, Slate, Meagher & Flom (Illinois) or its affiliates, or from a nationally recognized tax counsel selected by the Owner Participant and reasonably acceptable to the Facility Lessee, to the effect that such rebuilding would not result in any unindemnified tax consequences (determined based on the indemnification provisions contained in the Operative Documents) to the Owner Participant, (ii) an indemnity against such risk in form and substance reasonably satisfactory to the Owner Participant from or guaranteed by an entity that meets the Minimum Credit Rating, or (iii) any other indemnity arrangements against such risk satisfactory to the Owner Participant; (c) on the date the Facility Lessee shall give notice pursuant to Section 10.1(a) of its election to rebuild or replace the Facility in accordance with this Section 10.3, the Facility Lessee shall deliver to the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee (i) a report of the Engineering Consultant, or such other independent engineer reasonably satisfactory to the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, to the effect that the rebuilding or replacement of the Facility is technologically feasible and economically viable and that such rebuilding or replacement can be completed by a date that is 36 months prior to the end of the Basic Lease Term or 12 months prior to the expiration of any Renewal Lease Term then in effect or which has been elected by the Facility Lessee, and (ii) an appraisal of an Independent Appraiser reasonably acceptable to the Owrier Participant, and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee to the effect that the Facility will, after completion of rebuilding or replacement, have at least the same value, residual value, utility and useful life as the Facility immediately prior to the Event of Loss,  Shawville Facility Lease 21 assuming the Facility was then in the condition required to have been maintained by the terms of this Facility Lease and such rebuilding or replacement will not result in the Facility being "limited use" property within the meaning of Rev. Proc. 75-28, 1975-1 C.B. 752 or Rev. Proc. 76-30, 1976-2 C.B. 647; (d) on the date the FacilityLesseeshallgivenoticepursuant to Section lO.l(a) of its election to rebuild or replace the Facility in accordance with this Section 10.3, the Facility Lessee shall demonstrate to the reasonable satisfaction of the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, that it will have adequate financial resources, from insurance proceeds or otherwise, to complete such rebuilding or replacement; (e)on the datetheFacilityLesseeshallg1venoticepursuant to Section lO.l(a) of its election to rebuild or replace the Facility in accordance with this Section 10.3, the Facility Lessee shall deliver an Officer's Certificate of the Facility Lessee to the effect that it reasonably believes that it will have sufficient funds available to continue to pay Periodic Lease Rent or Renewal Lease Rent, as the case may be, while the Facility is being rebuilt; (f) the Facility Lessee shall cause the rebuilding or replacement of the Facility to commence as soon as practicable after notifying the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee pursuant to Section lO.l(a), of its election to rebuild or replace the Facility, and in all events within 24 months of the occurrence of the event that caused such Event of Loss and will cause work on such rebuilding or replacement to proceed diligently thereafter. As the rebuilding or replacement of the Facility progresses, title to the rebuilt or replacement Facility shall vest in the Owner Lessor and such rebuild or replacement Facility shall become subject to this Facility Lease and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lien of the Lease Indenture and be deemed a part of the Facility for all purposes of this Facility Lease, automatically and without any further act by any Person; and (g) on the date of the completion of such rebuilding or replacement of the Facility (the "Rebuilding Closing Date"), the following documents shall be duly authorized, executed and delivered and, if appropriate, filed for recordation by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereto shall be delivered to the Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee: (i) supplements to this Facility Lease subjecting the rebuilt or replacement Facility to this Facility Lease (with no change in Purchase Price or the Periodic Lease Rent or Allocated Rent or Renewal Lease Rent as a result of such rebuilding or replacement), (ii) so long as the Lien of the Lease Indenture shall not have been terminated or discharged, supplements to the Lease Indenture subjecting the rebuilt or replacement facilities to the Lien of the Lease Indenture, (iii) such recordings and filings as may be reasonably requested by the Owner Participant and so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee to be made or filed, (iv) an opinion of counsel of the Facility Lessee, such counsel and such opinion to be reasonably satisfactory to the Owner Participant and, so long as  Shawville Facility Lease 22 the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee to the effect that (A) the supplements to this Facility Lease required by clause (i) above constitute effective instruments for subjecting the rebuilt or replacement facilities to this Facility Lease, (B) the supplements to the Lease Indenture required by clause (ii) above, if any, constitute effective instruments for subjecting the rebuilt or replacement facilities to the Lien of the Lease Indenture, and (C) all filings and other action necessary to perfect and protect the Owner Lessor's and, if applicable, the Lease Indenture Trustee's interest in the rebuilt or replacement facilities have been accomplished, (v) an appraisal by an Independent Appraiser, certifying that the Facility as so rebuilt or replaced has a current and residual value, remaining useful life and utility at least equal to the current and residual value, remaining useful life and utility of the Facility immediately prior to the Event of Loss giving rise to such repair or replacement (assuming the Facility was in the condition and repair required to be maintained by the terms of this Facility Lease and such rebuilding or replacement has not resulted in the Facility being "limited use" property within the meaning of Rev. Proc. 75-28, 1975 C.B. 752 or Rev. Proc. 76-30, 1976-2 C.B. 647), (vi) a report by an independent engineer certifying that such Facility as so rebuilt or replaced is in a state of repair and condition required by this Facility Lease, (vii) an Officer's Certificate of the Facility Lessee certifying as to compliance with this Section 10.3 and that no Event of Default shall have occurred and be continuing as a result of the rebuild or replacement, and (viii) satisfactory evidence as to the compliance with Section 11 of this Facility Lease with respect to the Facility, as so rebuilt or replaced. Whether or not the transactions contemplated by this Section 10.3 are consummated, the Facility Lessee agrees to pay or reimburse, on an After-Tax Basis, any costs or expenses (including reasonable legal fees and expenses) incurred by the Owner Lessor, the Owner Participant, the Equity Investor, the Lease .Indenture Trustee and the Pass Through Trustee in connection with the transactions contemplated by this Section 10.3. Section 10.4 Application of Payments Not Relating to an Event of Loss. (a) any portion of, the In the event that during the Facility Lease Term title to, or the use of all or Facility is requisitioned or taken by or pursuant to a request of any Governmental Entity under the power of eminent domain or otherwise for a period which does not constitute an Event of Loss, the Facility Lessee's obligation to pay all installments of Periodic Lease Rent or Renewal Lease Rent with respect to the Facility shall continue for the duration of such requisitioning or taking. The Facility Lessee shall be entitled to receive and retain for its own account all sums payable for any such period by such Governmental Entity as compensation for such requisition or taking of possession. Any amount referred to in this Section 10.4(a) which is payable to the Facility Lessee shall not be paid to the Facility Lessee, or if it has been previously paid directly to the Facility Lessee, shall not be retained by the Facility Lessee, if at the time of such payment a Significant Lease Default or Lease Event of Default shall have occurred and be continuing, but shall be paid to and held by the Owner Lessor or, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee as security for the obligations of the Facility Lessee under this Facility Lease, and at such time as there shall not be continuing any such Significant Lease Default or Lease Event of Default, such amount shall be paid to the Facility Lessee.  Shawville Facility Lease 23

(b) Any insurance proceeds with respect to the Facility received at any time by the Owner Lessor, the Lease Indenture Trustee or the Facility Lessee under any of the insurance policies required to be maintained by the Facility Lessee under Section 11 as a result of any damage to the Facility or any part thereof which does not constitute an Event of Loss shall be applied as follows: (i) in accordance with Section 11.7; and (ii) the balance, if any, of such insurance proceeds remaining thereafter shall be paid to the Facility Lessee. SECTION 11 INSURANCE Section II. I Property Insurance.Subject to Section 11.6, the Facility Lessee will maintain (or cause to be maintained) all risk property insurance customarily carried by prudent operators of coal-fired electric generating facilities of comparable size and risk of the Facility, and against loss or damage from such causes as are customarily insured against, which includes coverage for boiler and machinery coverage to cover mechanical breakdown and business interruption and, in any case, subject to availability on commercially reasonable terms, in an amount equal to the Facility Lessee's portion of the Maximum Probable Loss of the Facility (as adjusted pursuant to Section 11.3(e)), subject to a deductible, as respects the Facility Lessee's interest, not to exceed $2,500,000 per occurrence for property damage, except $5,000,000 per occurrence in respect of boiler and machinery coverage and a 60-day waiting period for business interruption or such other higher amounts customarily maintained by prudent operators of coal fired electric generating facilities of comparable size and risk of the Facility. Section ll.2 maintain (or cause contractual liability Liability Insurance.Subject to Section 11.6, the Facility Lessee will to be maintained) commercial general liability insurance, including coverage and sudden and accidental pollution liability coverage, and commercial automobile liability insurance, insuring against claims for bodily injury (including death) and property damage to third parties arising out of the ownership, operation, maintenance, condition and use of the Facility and the Facility Site, with limits of not less than $50,000,000 per occurrence and in the annual aggregate scaled proportionately to the Facility Lessee's interest with a deductible not to exceed $2,500,000 per occurrence as respects the Facility Lessee's interest or such other higher amount customarily maintained by prudent operators of coal-fired electric generating facilities of comparable size and risk of the Facility. The Facility Lessee will periodically review the liability insurance maintained by it or on its behalf and will, if necessary, revise such coverage and limits (including deductibles) in order that the liability insurance maintained by it or on its behalf is consistent with that maintained by prudent operators of similar facilities of comparable size and risk to the Facility; provided that the Facility Lessee may not (except as permitted by Section 11.6 below) increase deductibles above or decrease coverage or limits below the requirements set forth herein without the written consent of the Owner Lessor, which such consent shall not be unreasonably withheld. Such liability insurance may be purchased either in a single limit or in combination with a general and an excess policy. Section II.3 Provisions with Respect to Insurance. (a) In respect of the insurance required to be maintained or caused to be maintained by the Facility Lessee under this Section II, the Facility Lessee will, or will use  Shawville Facility Lease 24 reasonable efforts in respect of insurance that it does not directly effect, but for which it has benefit, subject to Section 11.6 below, (i) place the insurance maintained pursuant to this Section 11.3 with companies having an A.M. Best rating of at least "A-" or, if not so rated, of comparable financial strength, (ii) except in the case of any insurance issued pursuant to Section 11.1, name the Owner Lessor, the Lessor Manager (both in its individual capacity and as manager), the Owner Participant, the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Lease Indenture Trustee and the Pass Through Trustee as additional insureds, as their interests may appear, (iii) in the case of insurance issued pursuant to Section II. I, name the Owner Lessor, the Lessor Manager (both in its individual capacity and as manager), the Owner Participant, the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Lease Indenture Trustee and the Pass Through Trustee as additional named insured and/or loss payees, as appropriate, (iv) cause the insurance companies to agree to waive all claims for premiums from, and all subrogation rights against, the Owner Lessor, the Lessor Manager, the Owner Participant, the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Lease Indenture Trustee and the Pass Through Trustee, and (v) cause such insurance to be primary without right of contribution of any other insurance carried by or on behalf of the Owner Lessor, the Owner Participant, the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Lease Indenture Trustee and the Pass Through Trustee with respect to their respective interests in the Facility and the Facility Site. (b) The Facility Lessee will, subject to Section 11.6 below, use its reasonable efforts to provide that the respective interests of the Owner Lessor, the Owner Participant, the Equity Subsidiary, the Equity Subsidiary Holding Company, the Equity Investor, the Lease Indenture Trustee and the Pass Through Trustee shall not be invalidated by any act or neglect of the Facility Lessee, or any breach or violation by the Facility Lessee of any warranties, declarations or conditions contained in the property insurance policies or by the use of the Facility for purposes more hazardous than permitted by such policies. Additionally, the Facility Lessee will, subject to Section 11.6 below, use its reasonable efforts to provide that the liability insurance policies required to be maintained hereunder shall be endorsed to provide that, inasmuch as the policies are written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability, shall operate in the manner as if there were a separate policy covering each insured. The Facility Lessee shall, at its own expense, make or cause to be made all proofs of loss and take all other steps necessary to collect the proceeds of such insurance. (c) All of the insurance policies required by this Section II may cover other operations, facilities and properties of the Facility Lessee or Reliant or its Affiliates as long as the limits of insurance available to the Facility are not less than the requirements set forth herein. (d) Claims and losses, if any, under any insurance policies required to be carried under this Section II shall be adjusted with the insurance companies, including the filing of appropriate proceedings, by the Facility Lessee. (e) The Maximum Probable Loss will be adjusted (i) within 60 days after the close of each fiscal quarter during which the cumulative cost of Modifications (other than Severable Modifications that are not Required Modifications) to the Facility exceeds an  Shawville Facility Lease 25 additional10% of the Purchase Price since the most recent adjustment of the Maximum Probable Loss pursuant to this Section 11.3(e) and (ii) on each fifth anniversary of the most recent adjustment of Maximum Probable Loss pursuant to this Section 11.3(e); provided, that the first such adjustment shall occur no later than the fifth anniversary of the Closing Date. Such adjustment shall be based on an analysis, at the Facility Lessee's expense, of an independent insurance expert from a nationally recognized insurance brokerage firm selected by the Facility Lessee and reasonably acceptable to the Owner Lessor. As soon as practicable after any such adjustment, the Facility Lessee shall, subject to the terms of this Section 11, cause the its property insurance policies to carry coverage of at least the adjusted Maximum Probable Loss. Section 11.4 Reports. Within 10 Business Days after expiration and renewal of any insurance policy required to be maintained pursuant to this Section 11, the Facility Lessee shall provide the Owner Lessor, the Equity Investor, the Owner Participant, and as long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee certificates from insurance brokers or carriers to the effect that such policy is in effect and in the case of policies maintained pursuant to Section 11.1 and 11.2, indicating their status as additional insureds, loss payees or additional named insured as required pursuant to Section 1!.3(a). Such insurance certificates shall provide for at least 45 days' prior written notice (10 days for non-payment of premium) to the Owner Lessor, the Equity Investor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee, in the event of cancellation, or non-renewal, by the insurance carriers, of such policies and the procedure for payment of insurance proceeds upon the occurrence of a Significant Lease Default or Lease Event of Default or upon the occurrence of an Event of Loss as specified in Section 11.7. Each year the Facility Lessee shall furnish an Officer's Certificate of the Facility Lessee certifYing that all premiums in respect of such policies are current and that such coverage is in compliance with all insurance requirements set forth in this Section 11. Section Il.5Additional Insurance by Owner Lessor. At any time the Owner Lessor (either directly or in the name of the Owner Participant, the Equity Subsidiary, the Equity Subsidiary Holding Company or the Equity Investor) or the Lease Indenture Trustee may at its own expense and for its own account carry insurance with respect to its respective interest in the Facility, provided that such insurance does not in any way interfere with the Facility Lessee's ability to obtain insurance with respect to the Facility described in this Section 11. Any insurance payments received from policies maintained by the Owner Lessor, the Equity Subsidiary, the Equity Subsidiary Holding Company, the Equity Investor or the Lease Indenture Trustee pursuant to the previous sentence shall be retained by such Person, without reducing or otherwise affecting the Facility Lessee's obligations hereunder. Section II.6 Amendment of Requirements. (a) If any insurance required to be maintained by the Facility Lessee pursuant to this Section 11 (including the limits or deductibles or any other terms under policies for such insurance) ceases to be available on a commercially reasonable basis, the Facility Lessee shall provide written notice to the Owner Lessor and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee accompanied by a letter from the Facility Lessee's insurance broker stating that such insurance is unavailable on a commercially reasonable basis. Such notice shall be given not less than thirty (30) days prior to  Shawville Facility Lease 26 the scheduled date for renewal of any such policy. Upon receipt of such notice by the Owner Lessor, the Owner Lessor and the Facility Lessee shall immediately enter into good faith negotiations in order to obtain an alternative to such insurance. (b) In the event that the Owner Lessor and the Facility Lessee cannot reach a resolution acceptable to both parties within ten (10) days, the Owner Lessor and the Facility Lessee shall make arrangements for the formation of an insurance panel consisting of the Facility Lessee's insurance advisor (or broker), the Owner Lessor's insurance advisor (or broker) and an independent insurance expert from a nationally recognized insurance brokerage firm, chosen by the Facility Lessee and reasonably acceptable to the Owner Lessor. Such independent expert shall conduct a separate review of the relevant insurance requirements of this Section 11 and the market for such insurance at the time, giving due consideration to the representations of both insurance advisors, and upon conclusion of such review shall issue a written report stating whether such insurance is available or unavailable on a commercially reasonable basis. (c) If the insurance expert concludes that such insurance is not available on a commercially reasonable basis, the insurance expert shall provide a written recommendation (which shall include the amount and type of insurance which is available upon a commercially reasonable basis) not less than fifteen (15) days before the date for renewal of such insurance. The Facility Lessee shall, prior to the expiration of the insurance then in effect, obtain the insurance required by this Section 11 that is available on a commercially reasonable basis. If the senior unsecured long-term debt rating of the Facility Lessee shall be rated at least BBB-by S&P and Baa3 by Moody's at the time of renewal, the recommendation of the insurance expert shall be conclusive and binding upon the Facility Lessee and the Facility Lessee shall, for the immediately succeeding one (1) year policy period, only be required to carry the insurance required by this Section 11 that the expert has certified is available on a commercially reasonable basis. (d) If the senior unsecured long-term debt of the Facility Lessee is below BBB-by S&P and Baa3 by Moody's at such time of renewal and in the Owner Participant's reasonable judgment, keeping the insurance coverage at the level that is available on a commercially reasonable basis could reasonably be expected to result in a Material Adverse Effect or involve any material risk of the occurrence of any material adverse effect being incurred by the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Owner Participant, the Owner Lessor, the Lessor Manager, the Lease Indenture or the Pass Through Trustee, then the Facility Lessee shall (a) comply with this Section 11 without regard to this Section 11.6 or (b) obtain the insurance that is available on a commercially reasonable basis and provide collateral or credit support for the difference of a type and in an amount satisfactory to the Owner Participant. For the purposes of this Section 11.6, insurance will be considered "not available on a commercially reasonable basis" if it is not obtainable or obtainable only at excessive costs or other unreasonable terms which are not justified in terms of the risk to be insured and is generally not being carried by or applicable to projects or operations similar to the Facility because of such excessive costs or other unreasonable terms. (e) All reasonable fees, costs and expenses associated with the insurance panel (including the review by the insurance expert) shall be for the sole account of the Facility Lessee.  Shawville Facility Lease 27

Section 11. 7 Application of Insurance Proceeds. (a) So long as no Significant Lease Default or Lease Event of Default shall have occurred and be continuing, all insurance proceeds with respect to the Facility on account of any damage to or destruction of the Facility or any part thereof (in each case less the actual costs, fees and expenses incurred in the collection thereof) other than proceeds arising out of an Event of Loss, shall be paid to and retained by the Facility Lessee for application in repair or replacement of the affected property or other purpose as determined by the Facility Lessee. Promptly after receiving Actual Knowledge that a Significant Lease Default or Lease Event of Default shall have occurred and be continuing, the Facility Lessee shall notify the insurer under any property insurance policy providing coverage of the Facility of the existence of such Significant Lease Default or Lease Event of Default. The Facility Lessee shall not have the exclusive right to provide such notice to any such insurer respecting the Facility. The Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee shall have the right, but not the obligation, to notify the insurer under any such property insurance policy of the occurrence of any Significant Lease Default or Lease Event of Default. After receipt of any such notification, each such insurer shall pay the proceeds of any property insurance policies to the Owner Lessor or, if the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee. (b) Within 30 days after receiving Actual Knowledge that an Event of Loss has occurred, the Facility Lessee shall notify the insurer under any property insurance policy providing coverage for such Event of Loss, the Lease Indenture Trustee so long as the Lien of the Lease Indenture shall not have been terminated or discharged, and the Owner Lessor of the occurrence of such Event of Loss. Each of the Facility Lessee, the Owner Lessor and the Lease Indenture Trustee, as applicable, shall provide any necessary endorsements and otherwise cooperate in the processing of any related claims or proceeds in accordance with the terms of this Section 11. (c) Any payment under any policy of insurance maintained pursuant to this Section 11 arising out of an Event of Loss in respect of physical damage to property shall be made jointly to the Facility Lessee and to the Lease Indenture Trustee so long as the Lien of the Lease Indenture shall not have been terminated or discharged, or otherwise to the Facility Lessee and the Owner Lessor. (d) All proceeds of insurance paid to the Facility Lessee and the Lease Indenture Trustee or the Owner Lessor, as the case may be, other than such proceeds paid in connection with an Event of Loss as to which the Facility Lessee has elected (or has been deemed to have elected) to pay Termination Value shall be paid over to the Facility Lessee by such Person upon (i) delivery by the Facility Lessee to the Owner Lessor and the Lease Indenture Trustee, if applicable, of an Officer's Certificate (a) describing in reasonable detail the nature and cost of such repair or restoration and the actual expenditures theretofore made in connection therewith and (b) certifying that the sum requested is a proper item request and has been paid, or is then due and payable, by the Facility Lessee and (ii) receipt by the Owner Lessor and the Lease Indenture Trustee, if applicable, of evidence satisfactory to each of them, in their reasonable judgments that such proceeds, together with funds of the Facility Lessee available for  Shawville Facility Lease 28 the purposes will be sufficient to complete such repair and restoration of the Facility or portion thereof. Proceeds of property insurance in connection with an Event of Loss as to which the Facility Lessee has agreed to pay Termination Value pursuant to Section 10, shall be applied by the Lease Indenture Trustee or the Owner Lessor on the relevant Termination Date to the payment of such Termination Value. (e) Notwithstanding the foregoing provisions of this Section 11 or Section I 0, so long as a Significant Lease Default or Lease Event of Default shall have occurred and be continuing, the proceeds of any insurance required to be maintained pursuant to Section 11.1 that would otherwise be payable to or for the account of, or that would otherwise be retained by, the Facility Lessee pursuant to this Section 11 or Section 10.2(d) will be held as security for the obligations of the Facility Lessee under this Facility Lease by the Owner Lessor or, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and, at such time thereafter as no Significant Lease Default or Lease Event of Default shall be continuing, such amount shall be paid promptly to the Facility Lessee. SECTION 12 INSPECTION During the Facility Lease Term, each of the Owner Participant, the Owner Lessor, the Equity Investor, and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee and each of their respective representatives may, during normal business hours, on reasonable notice to the Facility Lessee and at their own risk and expense (except, at the expense but not risk, of the Facility Lessee when a Significant Lease Default or a Lease Event of Default has occurred and is continuing), inspect the Facility and the records with respect to the operations and maintenance thereof, in the Facility Lessee's custody or to which the Facility Lessee has access; provided, however, that so long as no Significant Lease Default or Lease Event of Default shall have occurred and be continuing, each such Person shall only be entitled to make one inspection in any twelve-month period, and the respective representatives of the Owner Lessor, the Owner Participant and the Equity Investor shall coordinate such inspections so that they occur simultaneously; provided, further, however, that any such Person may make more than one inspection during the last eighteen months of the Facility Lease Term unless the Facility Lessee has exercised its option under Section 15 to renew this Facility Lease beyond such eighteen month period. Any such inspection will not unreasonably interfere with the operation or maintenance of the Facility or the conduct by the Facility Lessee of its business and will be in accordance with the Facility Lessee's and the Operator's safety and insurance programs. In no event shall the Owner Lessor, the Owner Participant, the Equity Investor, the Lease Indenture Trustee or the Pass Through Trustee have any duty or obligation to make any such inspection and such Persons shall not incur any liability or obligation by reason of not making any such inspection.  Shawville Facility Lease 29

SECTION 13 TERMINATION OPTION FOR BURDENSOME EVENTS Section 13.1 Election to Terminate. No later than 12 months after the date the Facility Lessee receives notice or Actual Knowledge of either of the events specified below, the Facility Lessee shall have the right, at its option, upon written notice (the "Burdensome Termination Notice") to the Owner Lessor, the Owner Participant, and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee, to terminate this Facility Lease in accordance with Section 13.2 on the Termination Date specified in such notice (which shall be a date which is not less than 30 days nor more than 60 days after the date of such notice) or such later Termination Date as may be necessary for the Facility Lessee to obtain such consents and approvals required for the Facility Lessee to comply with its obligations under this Section 13 (but in no event to exceed 12 months) if: (a) as a result of change in Applicable Law, it shall have become illegal for the Facility Lessee to continue this Facility Lease or for the Facility Lessee to make payments under this Facility Lease or any other Operative Document, and the transactions contemplated by the Operative Documents cannot be restructured to comply with such change in law in a manner reasonably acceptable to the Facility Lessee, the Owner Participant, the Owner Lessor, and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee; or (b) one or more events outside the control of the Facility Lessee or any Subsidiary thereof shall have occurred which will, or can reasonably be expected to, give rise to an obligation by the Facility Lessee to pay or indemnify in respect of the Tax Indemnity Agreement or Section 10.1 or 10.2 of the Participation Agreement; provided, however, that (i) such payment or indemnity obligation (and the underlying cost or Tax) can be avoided in whole or in part if this Facility Lease is terminated and the Owner Lessor sells the Owner Lessor's Interest to the Facility Lessee and (ii) the amount of such avoided payments would exceed (on a present value basis, discounted at the Discount Rate, compounded on an annual basis to the date of the termination) three percent of the Purchase Price; and provided, fUrther, that no such termination option shall exist if the applicable indemnitee shall waive its right to, or the Owner Participant shall arrange for payment of (without reimbursement by the Facility Lessee or any guarantor of the Facility Lessee, or any Affiliate of either thereof), amounts of indemnification payments under the Tax Indemnity Agreement or Section 10.1 or 10.2 of the Participation Agreement in excess of such amount as to cause such avoided payments, computed in accordance with the preceding proviso, not to exceed three percent of the Purchase Price. If the Facility Lessee does not give the Burdensome Termination Notice within twelve months of the date the Facility Lessee receives notice or Actual Knowledge of an event or condition described above, the Facility Lessee shall lose its right to terminate this Facility Lease pursuant to this Section 13.I as a result of such event or condition. Section 13.2 Solicitation of Qualifying Cash Bids; Payments Upon Termination. In connection with the delivery of a Burdensome Termination Notice, the Facility Lessee may, but  Shawville Facility Lease 30

shall be under no obligation to, make an offer, which offer shall be open for acceptance for not less than 10 days, to purchase the Owner Lessor's Interest on the Termination Date set forth in the Burdensome Termination Notice for cash in an amount at least equal to the Termination Value on such Termination Date (or such later Termination Date as permitted under Section 13.1), on an' as is", "where is" and "with all faults" basis without any representation, other than by the Owner Lessor that the Owner Lessor's Interest is free of Owner Lessor's Liens and a warranty of the Owner Participant as to the absence of Owner Participant's Liens (any such offer by the Facility Lessee, a "Qualifying Cash Bid"). Upon receipt of a Burdensome Termination Notice, the Owner Lessor may, but shall be under no obligation to, sell the Owner Lessor's Interest. If the Facility Lessee makes a Qualizying Cash Bid and the Owner Lessor accepts such offer (which acceptance shall be deemed to have occurred unless the Owner Lessor rejects such offer in writing prior to the expiration date of such offer), the Facility Lessee shall pay the Owner Lessor on the Termination Date (a) the amount of such Qualizying Cash Bid plus (b) all amounts due and payable under Section 13.3 (but shall have no obligation to pay Termination Value). If the Owner Lessor (x) rejects a Qualizying Cash Bid from the Facility Lessee, or (y) if no Qualizying Cash Bid is offered, elects in writing to retain the Owner Lessor's Interest, the Facility Lessee shall pay to the Owner Lessor on the Termination Date all amounts due and payable under Section 13.3 (but shall have no obligation to pay Termination Value). Unless this Facility Lease is to continue as described below, on the Termination Date specified in the Burdensome Termination Notice (or such later Termination Date as permitted under Section 13.1), the balance of the Lessor Section 467 Loan Balance or the Lessee Section 467 Loan Balance (as the case may be) shall be reduced to zero and shall be fully discharged for all purposes. If, withil' 10 days of the Termination Date set forth in the Burdensome Termination Notice, the Owner Lessor does not (I) receive a Qualizying Cash Bid from the Facility Lessee, or (2) elect in writing to retain the Owner Lessor's Interest, this Facility Lease shall continue, the Facility Lessee shall lose its right to terminate this Facility Lease for such burdensome event, and any and all rights that the Owner Lessor had immediately prior to the receipt of the Burdensome Termination Notice shall remain in full force and effect in all respects. Section 13.3 Procedure for Exercise of Termination Option. If the Facility Lessee shall have exercised its option to terminate the Facility Lease under Section 13.1, on the Termination Date specified in the Burdensome Termination Notice (or such later Tetmination Date as permitted under Section 13.1), the Facility Lessee shall, subject to the last sentence of Section 13.2, pay to the Owner Lessor (a) all amounts of Supplemental Lease Rent (including all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee, all sales, use, value added and other Taxes required to be indemnified by the Facility Lessee pursuant to Section 10.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 13 and all indemnity amounts) due and payable or unpaid or accrued on or prior to the Termination Date, and (b) any other payment obligation of the Facility Lessee under the Operative Documents (other than Periodic Lease Rent or Renewal Lease Rent due on or after the Termination Date) due and payable or unpaid or accrued before such Termination Date, but the Facility Lessee shall not be required to pay Termination Value. All Rent payments under Section 13.2 and this Section 13.3 shall, to the extent required by Section 3.6, be made to the Lease Indenture Trustee. Concurrently with the payment of all sums specified in Section 13.2 and this Section 13.3 (i) Periodic Lease Rent, or Renewal Lease Rent, as the case may be, shall cease to accrue, (ii) the Facility Lessee shall cease to have any liability to the Owner Lessor with  Shawville Facility Lease 31 respect to the Facility, except for Supplemental Lease Rent and other obligations (including those under Sections I 0.1 and I 0.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document, (iii) unless the Facility Lessee assumes the Notes pursuant to Section 13.4, the Owner Lessor shall pay the outstanding principal and accrued interest on the Notes (excluding any Make Whole Premium, if any, due and payable) pursuant to Section 2.10(a) of the Lease Indenture, (iv) this Facility Lease shall terminate, (v) in connection with any sale of the Owner Lessor's Interest pursuant to Section 13.2, the Owner Lessor shall transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner Lessor and prepared by and at the expense of the Facility Lessee) all of its right, title and interest in and to the Owner Lessor's Interest to the Facility Lessee or its designee on an "as is", "where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Owner Lessor's Liens and a warranty of the Owner Participant as to the absence of Owner Participant's Liens, and (vi) the Owner Lessor shall execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepared, filed and recorded (as appropriate) at the cost and expense of the Facility Lessee. It shall be a condition of the termination of this Facility Lease pursuant to this Section 13 that the Facility Lessee shall pay all amounts it is obligated to pay under Section 13.2 and this Section 13.3. If the Facility Lessee fails to consummate the termination option under this Section 13 after giving notice of its intention to do so, (A) this Facility Lease shall continue, (B) such failure to consummate shall not constitute a default under this Facility Lease, and (C) unless such failure is a consequence of a failure of the Owner Lessor or Owner Participant to fulfill their obligations under this Section 13, the Facility Lessee will lose its right to terminate this Facility Lease pursuant to this Section 13 as a result of such event or condition during the remainder of the Facility Lease Term, but the Facility Lessee shall in any event (without relieving the Owner Lessor of any liability hereunder) pay the amounts set forth in clause (a) above. Anything to the contrary in this Section 13 notwithstanding, the Facility Lessee and the Owner Lessor agree for the benefit of the Lease Indenture Trustee (without relieving the Owner Lessor of any liability hereunder) that, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, no termination pursuant to this Section 13 shall be effective (regardless of whether the Owner Lessor shall elect to retain or sell the Facility in connection with such proposed termination) unless and until the Facility Lessee shall have assumed the Notes pursuant to Section 13.4 or the Owner Lessor shall have paid all outstanding principal and accrued interest on the Notes and all other amounts due under the Lease Indenture on the proposed Termination Date. Section 13.4 Assumption of the Notes.Notwithstanding the foregoing provisions of Section 13.2 (except for the provision relating to the reduction and discharge of the Lessor Section 467 Loan Balance or the Lessee Section 467 Loan Balance), if (a) the Facility Lessee submits a QualifYing Cash Bid, and the Owner Lessor accepts such QualifYing Cash Bid and the Facility Lessee shall purchase the Facility pursuant to this Section 13, (b) the Facility Lessee shall have executed and delivered an assumption agreement to assume the Notes as permitted by and in accordance with Section 2.1O(b) of the Lease Indenture, (c) all other conditions contained in such Section 2.1O(b) shall have been satisfied, and (d) no Significant Lease Default or Lease Event of Default shall have occurred and be continuing after giving effect to such assumption, then (x) the obligation of the Facility Lessee to pay the purchase price set forth in its QualifYing Cash Bid shall be satisfied to the extent the outstanding principal amount of and accrued interest  Shawville Facility Lease 32 on the Notes is so assumed by the Facility Lessee and (y) the Owner Lessor shall have no further obligation to prepay the outstanding principal and accrued interest on the Notes. SECTION 14 TERMINATION FOR OBSOLESCENCE; PARTIAL RELEASE OF INTERESTS Section 14.1 Termination. Upon at least six months' prior written notice to the Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee (which notice shall be accompanied by a certification by the management committee or other governing body of the Facility Lessee as to one or more of the matters described in clause (a) and (b) below and an Officer's Certificate setting forth in reasonable detail the basis on which it is exercising this termination option), the Facility Lessee shall have the option, so long as no Lease Event of Default shall have occurred and be continuing, to terminate this Facility Lease with respect to the Facility on any Termination Date occurring on or after the sixth anniversary of the Closing Date (the date of termination selected by the Facility Lessee being the "Obsolescence Termination Date") which proposed Obsolescence Termination Date shall be set forth in the notice on the terms and conditions set forth in this·section 14 if: (a) the Facility is economically or technologically obsolete, as a result of (i) a change in Applicable Law, regulation or tariff of general application, or (ii) imposition by the PERC or any other Governmental Entity having or claiming jurisdiction over the Facility Lessee or the Facility of any conditions or requirements (including, without limitation, requiring significant capital improvements to the Facility) upon the availability, continued effectiveness or renewal of any Governmental Approval required for the ownership or operation of the Facility; or (b) the Facility is otherwise economically or technologically obsolete or the Facility is surplus to the Facility Lessee's needs or is no longer useful in its trade or business, as determined by the management committee or other governing body of the Facility Lessee in good faith, including, without limitation, as a result of (x) a change in the markets for the wholesale purchase and/or sale of energy or (y) any material abrogation of power purchase or sale agreements or any other reason. Section 14.2 Solicitation of Offers. If the Facility Lessee shall give the Owner Lessor notice pursuant to Section 14.1 and the Owner Lessor shall not have elected to retain the Owner Lessor's Interest pursuant to Section 14.3, the Facility Lessee shall, (i) as non-exclusive agent for the Owner Lessor, use commercially reasonable efforts to obtain bids from third parties which are not Affiliates of the Facility Lessee and subject (to the extent applicable to such transfer) to any right of first refusal contained in the Owner Agreements, sell the Owner Lessor's Interest on the Obsolescence Termination Date, and (ii) covenant that it will not sell the Owner Lessor's Interest to itself or an Affiliate or any third party with whom the Facility Lessee or an Affiliate thereof has an arrangement to use or operate the Facility to generate power for the benefit of the Facility Lessee or any Affiliate thereof after the termination of this Facility Lease. All of the proceeds of any such sale will be for the account of the Owner Lessor; provided that so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the proceeds of  Shawville Facility Lease 33 such sale shall be paid directly to the Lease Indenture Trustee. The Owner Lessor shall also have the right but not the obligation, to obtain bids for the sale of such Owner Lessor's Interest either directly or through agents other than the Facility Lessee. At least 120 days prior to the Obsolescence Termination Date, the Facility Lessee shall certifY to the Owner Lessor and the Lease Indenture Trustee each bid or offer, the amount and terms thereof and the name and address of the party (which shall not be the Facility Lessee, any Affiliate or any third party with whom it or an Affiliate has an arrangement to use or operate the Facility to generate power for the benefit of the Facility Lessee or such Affiliate after the termination ofthis Facility Lease with respect to the Facility) submitting such bid or offer. Section 14.3 Right of Owner Lessor to Retain the Owner Lessor's Interest. The Owner Lessor may irrevocably elect to retain, rather than sell, the Owner Lessor's Interest by giving notice to the Facility Lessee at least 90 days prior to the Obsolescence Termination Date. If the Owner Lessor elects to retain such Owner Lessor's Interest pursuant to this Section 14.3, on the Obsolescence Termination Date the Facility Lessee shall pay to the Owner Lessor (a) all Supplemental Lease Rent (including all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee (excluding the fees and costs of any broker unless engaged by the Facility Lessee on the Owner Lessor's behalf) and all sales, use, value added and other Taxes required to be indemnified by the Facility Lessee pursuant to Section I 0.2 of the Participation Agreement associated with the exercise of the termination option pursuant to this Section 14.3 due and payable on such Obsolescence Termination Date) and (b) any other payment obligation of the Facility Lessee under the Operative Documents (other than Periodic Lease Rent or Renewal Lease Rent due on or after but not before the Obsolescence Termination Date) due and unpaid on the Obsolescence Termination Date and any amounts due and unpaid or unpaid or accrued on the Obsolescence Termination Date under any other Operative Document, but shall not be required to pay Termination Value with respect to the Facility. Unless this Facility Lease continues pursuant to Section 14.5, on the Obsolescence Termination Date, the balance ofthe Lessor Section 467 Loan Balance or the Lessee Section 467 Loan Balance (as the case may be) shall be reduced to zero and shall be fully discharged for all purposes.Concurrently with the payment of all sums required to be paid pursuant to this Section 14.3, (i) Periodic Lease Rent or Renewal Lease Rent, as the case may be, shall cease to accrue, (ii) the Facility Lessee's obligations under Sections 6, 7, 8, II and 12 shall terminate, (iii) the Facility Lessee shall cease to have any other liability hereunder to the Owner Lessor, except for Supplemental Lease Rent and other obligations (including those under Sections I 0.1 and I 0.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document, (iv) the Owner Lessor shall pay the outstanding principal and accrued interest on the Notes pursuant to Section 2.10(a) of the Lease Indenture, (v) this Facility Lease shall terminate, (vi) the Facility Lessee will return the Owner Lessor's Interest to the Owner Lessor in accordance with Section 5.1, and (vii) the Owner Lessor shall execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepaid, filed and recorded (as appropriate) at the cost and expense of the Facility Lessee. It shall be a condition to the termination of this Facility Lease pursuant to this Section 14.3 that the Facility Lessee shall pay all amounts that it is obligated to pay under this Section 14.3. Section 14.4 Procedure for Exercise of Termination Option. If the Owner Lessor has not elected to retain the Facility in accordance with Section 14.3, on the Obsolescence  Shawville Facility Lease 34

Termination Date the Owner Lessor shall sell the Owner Lessor's Interest to the bidder or bidders (which shall not be the Facility Lessee, an Affiliate thereof or any third party with whom the Facility Lessee or an Affiliate thereof has an arrangement to use or operate the Facility to generate power for the benefit of the Facility Lessee or any such Affiliate after the termination of this Facility Lease), that shall have submitted the highest cash bid or bids with respect to the Owner Lessor's Interest, and the Facility Lessee shall certify to the Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee that such buyer is not the Facility Lessee, any Affiliate thereof or any third party with whom it or an Affiliate has an arrangement to use or operate the Facility to generate power for the benefit of the Facility Lessee or such Affiliate after the termination of this Facility Lease. On the Obsolescence Termination Date, the Facility Lessee shall pay to the Owner Lessor (a) the excess, if any, of Termination Value determined as of such Obsolescence Termination Date over the proceeds from the sale of the Owner Lessor's Interest paid to or retained by the Owner Lessor, (b) any other payment obligation of the Facility Lessee under the Operative Documents (other than Periodic Lease Rent or Renewal Lease Rent due on or after, but not before, the Obsolescence Termination Date) due and unpaid or accrued and unpaid on the Obsolescence Termination Date and any amounts due and unpaid on the Obsolescence Termination Date under any Operative Document, (c) all amounts of Supplemental Lease Rent (including all reasonable out-of-pocket costs and expenses of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee (excluding the fees and costs of any broker unless engaged by the Facility Lessee on the Owner Lessor's behalf) and all sales, use, value added and other Taxes required to be indemnified by the Facility Lessee pursuant to Section 10.2 of the Participation Agreement) due and payable on such Obsolescence Termination Date, plus (d) any premium due on the Notes. Unless this Facility Lease continues pursuant to Section 14.5, on the Obsolescence Termination Date, the balance of the Lessor Section 467 Loan Balance or the Lessee Section 467 Loan Balance (as the case may be) shall be reduced to zero and shall be fully discharged for all purposes. Concurrently with the payment of all sums required to be paid pursuant to this Section 14.4, (i) Periodic Lease Rent or Renewal Lease Rent, as the case may be, shall cease to accrue, (ii) the Facility Lessee's obligations under Sections 6, 7, 8, 11 and 12 shall terminate, (iii) the Facility Lessee shall cease to have any other liability hereunder to the Owner Lessor, except for Supplemental Lease Rent and other obligations (including Sections 10.1 and 10.2 of the Participation Agreement and the Tax Indemnity Agreement) surviving pursuant to the express terms of any Operative Document, (iv) the Owner Lessor will pay the outstanding principal and accrued interest on the Notes (but excluding any Make Whole Premium) pursuant to Section 2.10 of the Lease Indenture, (v) this Facility Lease shall terminate, (vi) the Owner Lessor will transfer (by an appropriate instrument of transfer in form and substance reasonably satisfactory to the Owner Lessor and prepared and recorded by and at the expense of the Facility Lessee) the Owner Lessor's Interest under this Section 14.4, to the purchaser on an "as is", "where is" and "with all faults" basis, without representations or warranties other than a warranty as to the absence of Owner Lessor's Liens and a warranty from the Owner Participant as to the absence of Owner Participant's Liens, and (vii) the Owner Lessor shall execute and deliver appropriate releases and other documents or instruments necessary or desirable to effect the foregoing, all to be prepaid, filed and recorded (as appropriate) at the cost and expense of the Facility Lessee. Unless the Owner Lessor shall have elected to retain the Owner Lessor's Interest pursuant to Section 14.3 or the Owner Lessor with the consent of the Facility Lessee shall have entered into a legally binding contract to sell  Shawville Facility Lease 35 the Owner Lessor's Interest, the Facility Lessee may, at its election, revoke its notice of termination on at least 30 days' prior notice to the Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee in which event this Facility Lease shall continue with respect to the Facility; provided, however, that the Facility Lessee shall not be permitted to re-initiate a notice to terminate pursuant to Section 14.1 more than once in any five year period. The Owner Lessor shall be under no duty to solicit bids, to inquire into the efforts of the Facility Lessee to obtain bids or otherwise take any action in arranging any such sale of the Owner Lessor's Interest other than, if the Owner Lessor has not elected to retain the Owner Lessor's Interest, to transfer the Owner Lessor's Interest in accordance with clause (vi) of this Section 14.4. It shall be a condition of the Owner Lessor's obligation to consummate a sale of the Owner Lessor's Interest that the Facility Lessee shall pay all amounts it is obligated to pay under this Section 14.4. If no sale shall occur on the Obsolescence Termination Date, the notice of termination shall be deemed revoked and this Facility Lease shall continue with respect to the Facility in full force and effect in accordance with its terms (without prejudice to the Facility Lessee's right to exercise its rights under this Section 14). Section 14.5 Certain Conditions to Termination.Anything to the contrary in this Section 14 notwithstanding, the Facility Lessee and the Owner Lessor agree for the benefit of the Lease Indenture Trustee (without relieving the Owner Lessor of any liability hereunder) that, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, no termination pursuant to this Section 14 shall be effective and the Facility Lessee's rights and obligations under this Facility Lease shall remain in full force and effect in all respects (regardless of whether the Owner Lessor shall elect to retain or sell the Owner Lessor's Interest in connection with such proposed termination) unless and until the Owner Lessor shall have paid all outstanding principal and accrued interest on the Notes and all other amounts due under the Lease Indenture as of such proposed date of termination, excluding any Make Whole Premium. Section 14.6 Partial Release of Interest; Further Assurances. (a) The Facility Lessee shall be entitled to obtain a release of a portion of the Facility Site or Facility (the "Released Interest") in the event that the Facility Lessee shall have delivered to the Owner Lessor and the Owner Participant (i) a certificate of the Engineering Consultant certifYing that (A) the Released Interest (taking into account any Released Interest Related Rights) is not necessary for the operation of the Facility in accordance with Prudent Industry Practice and (B) the release of the Released Interest (taking into account any Released Interest Related Rights) will not diminish the current value, residual value, utility or remaining useful life of the Facility by more than a de minimis amount, and (ii) an Officer's Certificate of the Facility Lessee certifYing that (x) the release of the Released Interest (taking into account any Released Interest Related Rights) will not cause the Facility to become "limited use" property, within the meaning of Rev. Proc. 75-28, 1975-1 C.B. 752 or Rev. Proc. 76-30, 1976-2 C.B. 647 and (y) no Significant Lease Default or Lease Event of Default has occurred and is continuing. (b) In addition, the Facility Lessee shall be entitled to obtain a release of a portion of the Facility that is obsolete or not necessary or useful in the operation of the Facility in accordance with Prudent Industry Practice (the "Surplus Released Interest") in the event that the Facility Lessee shall have delivered to the Owner Lessor and the Owner Participant a certificate  Shawville Facility Lease 36 of the Facility Lessee certifying that the Surplus Released Interest is surplus or obsolete and not necessary for the operation of the Facility in accordance with Prudent Industry Practice and such Surplus Released Interest will be scrapped. (c) Subject to Section 14.6(a), with respect to any Released Interest, the Owner Lessor shall execute and deliver and take such other action as the Facility Lessee may reasonably request to grant to the Facility Lessee or its designee, easements, appurtenances, covenants, and other similar rights and interests as the Facility Lessee may reasonably request in connection with any ownership, maintenance, subdivision or operation of any Released Interest or improvements or operations located on or in respect of such Released Interest (the "Released Interest Related Rights"); provided that no such Released Interest Related Rights shall materially and adversely affect the Equity Investor, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Owner Participant, the Owner Lessor or the Lease Indenture Trustee or any of their Affiliates. (d) In connection therewith, the Owner Lessor and the Owner Participant shall execute and deliver, at the sole cost and expense of the Facility Lessee, such releases, discharges, conveyances and other documents as may be reasonably requested by the Facility Lessee to effect such release and to convey and transfer title to such Released Interest or Surplus Released Interest to the Facility Lessee. SECTION 15 LEASE RENEWAL Section 15.1 First Wintergreen Renewal Lease Term. Not earlier than 42 months prior to the expiration of the Basic Lease Term, unless a Significant Lease Default or a Lease Event of Default shall have occurred and be continuing, the Facility Lessee may deliver to the Owner Lessor notice (which notice may be in addition to a notice of the Facility Lessee's tentative interest in electing a FMV Renewal Lease Term under Section 15.3) of the Facility Lessee's tentative interest in renewing this Facility Lease for a term (the "First Wintergreen Renewal Lease Term") commencing on the day following the last day of the Basic Lease Term and ending on the earlier of (a) the latest date as of which the estimated fair market value of the Facility determined pursuant to the Appraisal Procedure by an Independent Appraiser selected by the Facility Lessee and reasonably acceptable to the Owner Lessor, subsequent to the Facility Lessee's tentative election of the First Wintergreen Renewal Lease Term (but not earlier than 36 months prior to the expiration of the Basic Lease Term), shall equal or exceed 20% of the Purchase Price (without taking into account inflation or deflation subsequent to the Closing Date) and (b) the date as of which the sum of the number of years of the proposed First Wintergreen Renewal Lease Term and the Basic Lease Term shall equal 75% of the estimated economic useful life of the Facility as determined by such Independent Appraiser pursuant to the Appraisal Procedure. Unless the Facility Lessee shall have irrevocably elected to renew this Facility Lease for a FMV Renewal Lease Term under Section 15.3, and provided that neither a Significant Lease Default nor a Lease Event of Default shall have occurred and be continuing on such notice date or on the date of expiration of the Basic Lease Term, on or prior to 18 months before the expiration of the Basic Lease Term, the Facility Lessee may deliver to the Owner Lessor a further notice irrevocably electing to renew this Facility Lease for the First Wintergreen  Shawville Facility Lease 37

Renewal Lease Term determined as aforesaid and the First Wintergreen Renewal Lease Term shall thereupon take effect as provided herein. Section 15.2 Second Wintergreen Renewal Lease Term. Not earlier than 42 months prior to the expiration of the First Wintergreen Renewal Lease Term, unless a Significant Lease Default or a Lease Event of Default shall have occurred and be continuing, the Facility Lessee may deliver to the Owner Lessor notice (which notice may be in addition to a notice of the Facility Lessee's tentative interest in electing a FMV Renewal Lease Term under Section 15.3) of the Facility Lessee's tentative interest in renewing this Facility Lease for a term (the "Second Wintergreen Renewal Lease Term" and together with the First Wintergreen Renewal Lease Term, the "Wintergreen Renewal Lease Terms") commencing on the day following the last day of the First Wintergreen Renewal Lease Term and ending on the earlier of (a) the latest date as of which the estimated fair market value of the Facility determined pursuant to the Appraisal Procedure by an Independent Appraiser selected by the Facility Lessee and reasonably acceptable to the Owner Lessor, subsequept to the Facility Lessee's tentative election of the Second Wintergreen Renewal Lease Term (but not earlier than 36 months prior to the expiration of the First Wintergreen Renewal Lease Term), shall equal or exceed 20% of the Purchase Price (without taking into account inflation or deflation subsequent to the Closing Date) and (b) the date as of which the sum of the number of years of the proposed Second Wintergreen Renewal Lease Term, the First Wintergreen Renewal Lease Term and the Basic Lease Term shall equal 75% of the estimated economic useful life of the Facility as determined by such Independent Appraiser pursuant to the Appraisal Procedure. Unless the Facility Lessee shall have irrevocably elected to renew this Facility Lease for a FMV Renewal Lease Term under Section 15.3, and provided that neither a Significant Lease Default nor a Lease Event of Default shall have occurred and be continuing on such notice date or on the date of expiration of the First Wintergreen Renewal Lease Term, on or prior to 18 months before the expiration of the First Wintergreen Renewal Lease Term, the Facility Lessee may deliver to the Owner Lessor a further notice irrevocably electing to renew this Facility Lease for the Second Wintergreen Renewal Lease Term determined as aforesaid and the Second Wintergreen Renewal Lease Term shall thereupon take effect as provided herein. Section 15.3 Fair Market Value Renewal Lease Terms. Not earlier than 42 months prior to the expiration of the Basic Lease Term, the First Wintergreen Renewal Lease Term, the Second Wintergreen Renewal Lease Term, or any other Renewal Lease Term, unless a Significant Lease Default or Lease Event of Default shall have occurred and be continuing, the Facility Lessee may deliver to the Owner Lessor notice (which notice may be in addition to a notice of the Facility Lessee's tentative interest in electing the First Wintergreen Renewal Lease Term or the Second Wintergreen Renewal Lease Term) of the Facility Lessee's tentative interest in renewing this Facility Lease for a term (each such term, a "FMV Renewal Lease Term") commencing on the day following the last day of the Basic Lease Term or a Renewal Lease Term otherwise expiring and extending for no less than two years and no more than five years; provided that, unless such FMV Renewal Lease Term extends to the end of the useful life of the Facility, no such FMV Renewal Lease Term shall extend beyond the date that is three (3) years prior to the end of the useful life of the Facility (as set forth in the most recent appraisal obtained pursuant to Section 4.1(n) of the Participation Agreement, Section 15.1 or 15.2 of this Facility Lease or Section 2.3(a) or (b) of the Site Lease and Sublease). Unless the Facility Lessee shall have irrevocably elected to renew this Facility Lease for a Wintergreen Renewal Lease Term  Shawville Facility Lease 38

pursuant to Sections 15.1 or 15.2 (it being understood that the exercise by the Facility Lessee of its right to renew this Facility Lease at the end of the Basic Lease Term or at the end of the First Wintergreen Renewal Lease Term pursuant to Sections 15.1 or 15.2, respectively, shall not impair its right to renew this Facility Lease at any time thereafter pursuant to this Section 15.3), and provided that neither a Significant Lease Default nor a Lease Event of Default shall have occurred and be continuing on any such notice date or on the date of expiration of the Basic Lease Term or the Renewal Lease Term immediately preceding such FMV Renewal Lease Term, as the case may be, on or prior to 18 months before the expiration of the existing Basic Lease Term or the relevant Renewal Lease Term, as the case may be, the Facility Lessee may deliver to the Owner Lessor a further notice irrevocably electing to renew this Facility Lease for the FMV Renewal Lease Term tentatively elected as aforesaid, and the FMV Renewal Lease Term shall thereupon take effect as provided herein. Section 15.4 Renewal Lease Rent for the Renewal Lease Terms. (a) Renewal Lease Rent shall be paid in arrears on each Rent Payment Date during each Renewal Lease Term. The installment of Renewal Lease Rent payable in arrears on each such Rent Payment Date during each Wintergreen Renewal Lease Term shall be equal to the lesser of (i) the Fair Market Rental Value of the Facility (as determined, in the case of the First Wintergreen Renewal Lease Term, not more than 36 months prior to the end of the Basic Lease Term, and in the case of the Second Wintergreen Renewal Lease Term, not more than 36 months prior to the end of the First Wintergreen Renewal Lease Term), and (ii) 50% of the average Periodic Lease Rent during the Basic Lease Term. The average Periodic Lease Rent during the Basic Lease Term shall be determined without regard to: (x) any amount attributable to adjustments to Periodic Lease Rent pursuant to Section 3.5(a)(i), (y) unless the applicable Modifications were financed by an Additional Equity Investment, Section 3.5(a)(ii), and (z) any Additional Amounts attributable to alternative rent schedules instituted pursuant to Section 3.5(b). (b) Renewal Lease Rent payable on each Rent Payment Date during the initial FMV Renewal Lease Term shall be equal to 101% of the Fair Market Rental Value of the Facility determined not more than 36 months prior to the commencement of such FMV Renewal Lease Term; provided, however, that if, on or prior to the commencement of any FMV Renewal Lease Term, the Owner Lessor and the Facility Lessee agree or, in the absence of such agreement, if the Facility Lessee shall provide the Owner Participant with an opinion of counsel reasonably satisfactory to the Owner Participant (as to matters of form, substance and authorship) or with a private letter ruling, in each case to the effect that the Renewal Lease Rent for a FMV Renewal Lease Term may be set at the Fair Market Rental Value without resulting in adverse Federal income tax consequences to the Owner Participant under Section 467 of the Code, the Renewal Lease Rent for the remainder of any current and for any subsequent FMV Renewal Lease Term will be equal to 100% of the Fair Market Rental Value of the Facility. Section 15.5 Determination of Fair Market Rental Value. The Fair Market Rental Value of the Facility as of the commencement of any Renewal Lease Term shall be determined by agreement of the Owner Lessor and the Facility-Lessee within six months after receipt by the Owner Lessor of the tentative notice from the Facility Lessee of its election to renew pursuant to Section 15.1, 15.2 or 15.3 (but not more than 36 months before the commencement of such  Shawville Facility Lease 39

Renewal Lease Term) or, if they shall fail to agree within such six month period, shall be determined by an appraisal conducted pursuant to the Appraisal Procedure by an Independent Appraiser. The appraiser's fees and expenses shall be borne by the Facility Lessee. Section 15.6 Termination Value During Renewal Lease Terms. The amounts which are payable during any Renewal Lease Term in respect of Termination Value shall be determined on the basis of the Fair Market Sales Value of the Facility as of the commencement of such Renewal Lease Term, amortized on a straight-line basis over such Renewal Lease Term to the projected Fair Market Sales Value of the Facility as of the expiration of such Renewal Lease Term, as such Fair Market Sales Value in each case is determined prior to the commencement of such Renewal Lease Term, plus any amount of Renewal Lease Rent accrued and unpaid to the date of termination. In determining Fair Market Sales Value for any Renewal Lease Term, effect shall be given to the encumbrance on the Facility of any Renewal Lease Term available or in force. SECTION 16 EVENTS OF DEFAULT The following events shall constitute a "Lease Event of Default" hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Govermnental Entity): (a) the Facility Lessee shall fail to make any payment of Periodic Lease Rent, Renewal Lease Rent or Termination Value after the same shall have become due and such failure shall have continued (taking into account application of the proceeds of any Qualifying Credit Support) for five (5) Business Days after the same shall have become due; or (b) the Facility Lessee shall fail to make any other payment under the Operative Documents, including any payment of Supplemental Lease Rent (other than Excepted Payments, unless the Owner Participant shall have declared a default with respect thereto, or Termination Value) after the same shall have become due and such failure shall have continued unremedied for a period of 30 days after receipt by the Facility Lessee of written notice of such failure from the Owner Participant, the Owner Lessor, the Lease Indenture Trustee or the Pass Through Trustee; or (c) the Facility Lessee shall fail to observe or perform its obligation to maintain (or cause to be maintained) insurance in the amounts and on the terms set forth in Section 11; or (d) the Facility Lessee or any Subsidiary Guarantor (or any other guarantor of the Facility Lessee's obligations hereunder) shall fail to perform or observe any covenant, obligation or agreement to be performed or observed by it (or such guarantor) under this Facility Lease or any other Operative Document (other than any covenant, obligation or agreement contained in the Tax Indemnity Agreement or any covenant, obligation or agreement referred to in clauses (a), (b), (c), (e), (k), (I) or (p) of this Section 16) in any material respect, which failure  Shawville Facility Lease 40 shall continue unremedied for 30 days after receipt by the Facility Lessee of written notice thereof from the Owner Participant, the Owner Lessor, the Lease Indenture Trustee or any Pass Through Trustee; provided, however, that if such condition cannot be remedied within such 30-day period, then the period within which to remedy such condition shall be extended up to an additional 180 days, so long as the Facility Lessee diligently pursues such remedy and such condition is reasonably capable of being remedied within such additional 180-day period and the continuation of such failure during the period of such extension would not have a Material Adverse Effect; provided, fUrther, that in the case of the Facility Lessee's obligation set forth in clause (a)(ii) of Section 7.1, if, to the extent and for so long as a test, challenge, appeal or proceeding shall be prosecuted in good faith by the Facility Lessee, the failure by the Facility Lessee to comply with such requirement shall not constitute a Lease Event of Default if such test, challenge, appeal or proceeding shall not involve any (i) danger of foreclosure, sale, forfeiture or loss of any part of the Facility or the impairment of the use, operation or maintenance of the Facility in any material respect, (ii) risk of criminal liability asserted against the Owner Lessor, the Owner Participant, the Equity Subsidiary Holding Company, the Equity Subsidiary, the Equity Investor or any of their respective Affiliates, or (iii) material risk of the occurrence of any material adverse effect being incurred by the Owner Participant, the Owner Lessor, the Equity Subsidiary, the Equity Subsidiary Holding Company, the Equity Investor, the Lease Indenture Trustee or the Pass Through Trustee including, without limitation, subjecting the Owner Participant or the Owner Lessor to regulation as a public utility under Applicable Law; and provided,jurther, that in the case of the Facility Lessee's obligation set forth in clause (a)(ii) of Section 7.1, if the noncompliance is not a type that can be immediately remedied, the failure to comply shall not be a Lease Event of Default if the Facility Lessee is taking all reasonable action to remedy such noncompliance and if, but only if, such noncompliance shall not involve any danger described in clause (i), (ii) or (iii) of the preceding proviso; and provided, further, such noncompliance, or such test, challenge, appeal or proceeding to review shall not extend beyond the date 36 months prior to the scheduled expiration of the Basic Lease Term or any Renewal Lease Term then in effect or electea by the Facility Lessee; or (e) to the extent such covenants are in effect, the Facility Lessee shall fail to perform or observe in any material respect the covenants set forth in Sections 5.3, 5.4, 5.5, 5.6, to the extent such covenant relates to liens in respect of borrowed money, 5.7, or 5.12 of the Participation Agreement, so long as such covenants remain in effect, in each case, within 30 days after the occurrence thereof; or (f) any representation or warranty made by the Facility Lessee or any Subsidiary Guarantor in the Operative Documents (other than a Tax Representation) or in the certificate delivered by the Facility Lessee at the Closing pursuant to Section 4.1(g) of the Participation Agreement shall prove to have been incorrect in any material respect when made and continues to be material and unremedied for a period of 30 days after receipt by the Facility Lessee of written notice thereof; provided, however, that if such condition cannot be remedied within such 30-day period, then the period within which to remedy such condition shall be extended up to an additional 120 days, so long as the Facility Lessee diligently pursues such remedy and such condition is reasonably capable of being remedied within such additional 120-day period, and the continuation of such condition during the period of such extension would not have a Material Adverse Effect; or  Shawville Facility Lease 41

(g) the Facility Lessee or any Subsidiary Guarantor that is a Significant Subsidiary shall (i) commence a voluntary case or other proceeding seeking relief under the Bankruptcy Code or liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or apply for or consent to the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to, or fail to controvert in a timely manner, any such relief or the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or (iii) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (iv) make a general assignment for the benefit of creditors; or (h) an involuntary case or other proceeding shall be commenced against the Facility Lessee or any Subsidiary Guarantor that is a Significant Subsidiary seeking (i) liquidation, reorganization or other relief with respect to it or its debts under the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) the appointment of a trustee, receiver, liquidator, custodian or other similar official with respect to it or any substantial part of its property or (iii) the winding-up or liquidation of the Facility Lessee or such Subsidiary Guarantor; and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60·days; or (i) default under any bond, debenture, note or other evidence of Indebtedness (but excluding Indebtedness arising under the Operative Documents, under the Related Facility Leases or Nonrecourse Indebtedness) for money borrowed by the Facility Lessee or any Subsidiary Guarantor under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Facility Lessee or any Subsidiary Guarantor, whether such indebtedness now exists or shall hereafter be created, which Indebtedness is in an aggregate principal amount exceeding $50,000,000 (as such amount is Escalated) and which default shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled; or G) the occurrence of a Change of Control; or (k) the failure by the Facility Lessee to comply with Section 14.2 of the Participation Agreement; or (I) the Facility Lessee shall fail (i) to cause a Qualifying Credit Support to be replaced, or reinstated to the full amount Tequired, in accordance with Section 5.8(e) of the Participation Agreement within 90 days of any drawing thereon, or (ii) to perform or observe any of the other covenants in Section 5.8 of the Participation Agreement; or (m) any Lien on a material portion of the Indenture Estate created in favor of the Lease Indenture Trustee shall cease to be enforceable and of the same effect and priority purported to be created thereby; or  Shawville Facility Lease 42

(n) the failure by the Facility Lessee to comply in any material respect with the restriction on subleases under Section 19; or (o) one or more judgments or decrees shall be entered against the Facility Lessee or any Subsidiary Guarantor involving in the aggregate a liability (not paid or fully covered by insurance (taking into account any deductibles)) of $50,000,000 (as such amount may be Escalated) or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or (p) the failure by the Facility Lessee or any other Person party to the Funding Agreement or the Subordinated Working Capital Facility to perform its respective obligations thereunder in any material respect and such failure continues for 30 days, or the Funding Agreement or the Subordinated Working Capital Facility is terminated or modified in any material respect or otherwise fails to be in full force and effect in all material respects (other than in accordance with its terms) and is not reinstated within 30 days thereafter. SECTION 17 REMEDIES Section 17.1 Remedies for Lease Event of Default. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, the Owner Lessor may, at its option, declare this Facility Lease to be in default by written notice to the Facility Lessee (provided that upon the occurrence of a Lease Event of Default described in paragraph (g) or (h) of Section 16, this Facility Lease shall automatically be deemed to be in default without the need for giving any notice) and at any time thereafter, so long as the Facility Lessee shall not have remedied all outstanding Lease Events of Default, the Owner Lessor may do one or more of the following as the Owner Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect: ' (a) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Facility Lessee at the Facility Lessee's sole cost and expense, of the applicable covenants and terms of this Facility Lease or to recover damages for breach thereof; (b) by notice in writing to the Facility Lessee, terminate this Facility Lease whereupon all right of the Facility Lessee to the possession and use of the Facility under this Facility Lease shall absolutely cease and terminate but the Facility Lessee shall remain liable as hereinafter provided; and thereupon, the Owner Lessor may demand that the Facility Lessee, and the Facility Lessee shall, upon written demand of the Owner Lessor and at the Facility Lessee's expense, forthwith return possession of the Facility to the Owner Lessor, in the manner and condition required by, and otherwise in accordance with all of the provisions of Section 5 except those provisions relating to periods of notice; and the Owner Lessor may thenceforth hold, possess and enjoy the same free from any right of the Facility Lessee, or its successor or assigns, to use the Facility for any purpose whatever and on the date of such termination, the balance of the Lessor Section 467 Loan Balance or the Lessee Section 467 Loan Balance (as the case may be) shall be reduced to zero and shall be fully discharged for all purposes;  hawville Facility Lease 43

(c) sell the Owner Lessor's Interest at public or private sale, as the Owner Lessor may determine, free and clear of any rights of the Facility Lessee under this Facility Lease and without any duty to account to the Facility Lessee with respect to such sale or for the proceeds thereof(except to the extent required by paragraph (f) below if the Owner Lessor elects to exercise its rights under said paragraph and by Applicable Law), in which event the Facility Lessee's obligation to pay Periodic Lease Rent or Renewal Lease Rent hereunder due for any periods subsequent to the date of such sale shall terminate (except to the extent that Periodic Lease Rent or Renewal Lease Rent is to be included in computations under paragraph (e) or (f) below if the Owner Lessor elects to exercise its rights under said paragraphs), and on the date of such sale, the balance of the Lessor Section 467 Loan Balance or the Lessee Section 467 Loan Balance (as the case may be) shall be reduced to zero and shall be fully discharged for all purposes; (d) hold, keep idle or lease to others the Owner Lessor's Interest as the Owner Lessor in its sole discretion may determine, free and clear of any rights of the Facility Lessee under this Facility Lease and without any duty to account to the Facility Lessee with respect to such action or inaction or for any proceeds with respect thereto, except that the Facility Lessee's obligation to pay Periodic Lease Rent or Renewal Lease Rent with respect to the Facility due for any periods subsequent to the date upon which the Facility Lessee shall have been deprived of possession and use of the Facility pursuant to this Section 17 shall be reduced by the net proceeds, if any, received by the Owner Lessor from leasing the Facility to any Person other than the Facility Lessee; (e) whether or not the Owner Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (b) above with respect to the Facility, the Owner Lessor, by written notice to the Facility Lessee specifying a Termination Date that shall be not earlier than I 0 days after the date of such notice, may demand that the Facility Lessee pay to the Owner Lessor, and the Facility Lessee shall pay to the Owner Lessor, on the Termination Date specified in such notice, any due and unpaid or accrued and unpaid Periodic Lease Rent or Renewal Lease Rent due before the Termination Date, any Supplemental Lease Rent due and payable as of the payment date specified in such notice, plus as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Periodic Lease Rent or Renewal Lease Rent due for any periods subsequent to the date of such sale), (i) an amount equal to the excess, if any, of the Termination Value computed as of the Termination Date specified in such notice over the Fair Market Sales Value of the Owner Lessor's Interest as of the Termination Date specified in such notice, or (ii) an amount equal to the excess, if any, of Termination Value computed as of the Termination Date specified in such notice over the Fair Market Rental Value of the Owner Lessor's Interest until the end of the Basic Lease Term or the then current Renewal Lease Term, after discounting such Fair Market Rental Value semiannually to present value as of the Termination Date specified in such notice.at a rate equal to the Lease Debt Rate, or (iii) an amount equal to the Termination Value computed as of the Termination Date specified in such notice and, upon payment of such Termination Value by the Facility Lessee pursuant to the clause (iii) and all other Rent then due and unpaid or accrued and unpaid by the Facility Lessee, the Owner Lessor will forthwith transfer to the Facility Lessee (or its designee) in accordance with this Section 17.I(e) on an "as is", "where is" and "with all faults" basis, without representation or warranty other than a warranty as to the absence of Owner Lessor's Liens accompanied by a warranty of the Owner Participant as to the absence of Owner Participant's  Shawville Facility Lease 44

Liens, all of its interest in the Owner Lessor's Interest and execute, acknowledge and deliver, and record and file (as appropriate) appropriate releases, including a release of the Lien of the Lease Indenture, and all other documents or instructions necessary or desirable to effect the foregoing all in form and substance reasonably satisfactory to the Owner Lessor and at the cost and expense of the Facility Lessee, and upon payment of such amounts under either clauses (i) and (ii) of this paragraph (e), this Facility Lease, and the Facility Lessee's obligation to pay Periodic Lease Rent or Renewal Lease Rent hereunder due for any periods subsequent to the date of such payment shall terminate; provided that on the Termination Date specified above, the balance of the Lessor Section 467 Loan Balance or the Lessee Section 467 Loan Balance (as the case may be) shall be reduced to zero and shall be fully discharged for all purposes; and (f) if the Owner Lessor Shall have sold the Owner Lessor's Interest pursuant to paragraph (c) above, the Owner Lessor may, if it shall so elect, demand that the Facility Lessee pay to the Owner Lessor, and the Facility Lessee shall pay to the Owner Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Periodic Lease Rent or Renewal Lease Rent due for any periods subsequent to the date of such sale), an amount equal to (i) any unpaid Periodic Lease Rent or Renewal Lease Rent due or accrued and unpaid before the date of such sale, plus (ii) the amount, if any, by which Termination Value computed as of the Termination Date next preceding the date of such sale or, if such sale occurs on a Rent Payment Date or a Termination Date then computed as of such date, exceeds the net proceeds of such sale, and, upon payment of such amount, this Facility Lease and the Facility Lessee's obligation to pay Periodic Lease Rent or Renewal Lease Rent for any periods subsequent to the date of such payment shall terminate. In addition, the Facility Lessee shall be liable, except as otherwise provided above, for (i) any and all unpaid Periodic Lease Rent or Renewal Lease Rent due hereunder before or during the exercise of any of the foregoing remedies, (ii) in the case of a Lease Event of Default described in Section 16G), any Change of Control Premium payable under Section 4.2(a) of the Lease Indenture, and (iii) on an After-Tax Basis, for legal fees and other costs and expenses incurred by reason of the occurrence of any Lease Event of Default or the exercise of the Owner Lessor's remedies with respect thereto, incl!fding the repayment in full of any costs and expenses necessary to be expended in connection with the return of the Facility in accordance with Section 5, including, any costs and expenses incurred by the Owner Lessor, the Owner Participant, the Lease Indenture Trustee or the Pass Through Trustee in connection with retaking constructive possession of, or in repairing, the Facility in order to cause it to be in compliance with all maintenance standards imposed by this Facility Lease. Section 17.2 Cumulative Remedies. The remedies in this Facility Lease provided in favor of the Owner Lessor shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity; and the exercise or beginning of exercise by the Owner Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Owner Lessor of any or all of such other remedies. To the extent permitted by Applicable Law, the Facility Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Owner Lessor to sell, lease or otherwise use the Facility or any Component thereof in mitigation of the Owner Lessor's damages as set forth in this Section 17 or which may otherwise limit or modify any of the Owner Lessor's rights and remedies in this Section 17.  Shawville Facility Lease 45

Section 17.3 No Delay or Omission to be Construed as Waiver. No delay or omission to exercise any right, power or remedy accruing to the Owner Lessor upon any breach or default by the Facility Lessee under this Facility Lease shall impair any such right, power or remedy of the Owner Lessor, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default. SECTION 18 SECURITY INTEREST AND INVESTMENT OF SECURITY FUNDS Any moneys received by the Owner Lessor or the Lease Indenture Trustee pursuant to Section 10.2(d) or 11.7 shall, until paid to the Facility Lessee as provided in accordance with such Sections, be held by the Owner Lessor or the Lease Indenture Trustee, as the case may be, as security for the Facility Lessee's obligations under this Facility Lease and be invested in Cash Equivalents by the Owner Lessor or the Lease Indenture Trustee, as the case may be, at the sole risk of the Facility Lessee, from time to time as directed in writing by the Facility Lessee if such investments are reasonably available for purchase. Any gain (including interest received) realized as the result of any such Cash Equivalent (net of any fees, commissions, taxes and other expenses, if any, incurred in connection with such Cash Equivalent) shall be applied or remitted to the Facility Lessee in the same manner as the principal invested. SECTION 19 FACILITY LESSEE'S RIGHT TO SUBLEASE The Facility Lessee shall have the right to sublease the Facility without the consent of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee or the Pass Through Trustee under the following conditions: (a) the sublessee (i) is a solvent corporation, partnership, business trust, limited liability company or other person or entity not then subject to bankruptcy proceedings, (ii) is not involved in material pending or unresolved litigation with the Owner Participant or any Affiliate of the Owner Participant, and (iii) is, or its operating and maintenance obligations under the sublease are guaranteed by, or such obligations are contracted to be performed by, an experienced, reputable operator of coal-fired electric generating assets; (b) the Owner Lessor, the Owner Participant, and so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee and the Pass Through Trustee shall have received an opinion of counsel, which opinion and counsel shall be reasonably acceptable to each such recipient, to the effect that all material regulatory approvals required to enter into the sublease'have been obtained; (c) the sublease does not extend beyond the scheduled expiration of the Basic Lease Term or any Renewal Lease Term then in effect or elected by the Facility Lessee (and may be terminated upon early termination of this Facility Lease) and is expressly subject and subordinate to this Facility Lease;  Shawville Facility Lease 46

(d) all terms and conditions of this Facility Lease and the other Operative Documents remain in effect and the Facility Lessee remains fully and primarily liable for its obligations under this Facility Lease and the other Operative Documents; (e) no Significant Lease Default or Lease Event of Default shall have occurred and be continuing and no additional Lease Default shall occur as a result of such sublease; (f) the sublease prohibits further assignment or subletting; (g) the sublease requires the sublessee to operate and maintain the Facility (or cause the Facility to be operated and maintained) in a manner consistent with this Facility Lease; and (h) the Owner Participant shall have received either (A) a favorable legal opinion of its tax counsel satisfactory to the Owner Participant to the effect that such sublease creates no unindemnified tax risk (determined based on the indemnification provisions contained in the Operative Documents) to the Owner Participant, (B) an indemnity against such risks in form and substance reasonably satisfactory to the Owner Participant from or guaranteed by an entity that meets the Minimum Credit Rating or (C) any other indemnity arrangement against such risks satisfactory to the Owner Participant. As a condition precedent to such sublease, the Facility Lessee shall provide the Owner Lessor, the Owner Participant, and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee with all documentation in respect of such sublease and an opinion of counsel to the effect that such sublease complies with the provisions of this Section 19 (such documentation, counsel and opinion to be reasonably satisfactory to such recipients). The Facility Lessee shall pay, on an After-Tax Basis, all reasonable documented out-of-pocket expenses of the Owner Lessor, the Owner Participant, the Lease Indenture Trustee and the Pass Through Trustee in connection with such sublease. The Facility Lessee shall have the right to sublease the Facility with the consent of the Owner Lessor, the Owner Participant and, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee or the Pass Through Trustee, provided that (x) the total annual rent payments received under the sublease shall be at least equal to 80% of the corresponding total annual rent payments under this Facility Lease and (y) the present value of all scheduled rent payments thereunder (together with any payment made at the closing thereof) shall be at least equal to 90% of the present value of the corresponding Periodic Lease Rent payable under this Facility Lease (discounted at the Discount Rate). SECTION20 OWNER LESSOR'S RIGHT TO PERFORM If the Facility Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein after notice to the Facility Lessee and failure of the Facility Lessee to so perform or comply within 10 Business  Shawville Facility Lease 47

Days thereafter, the Owner Lessor or the Owner Participant may itself make such payment or perform or comply with such agreement in a reasonable manner, but shall not be obligated hereunder to do so, and the amount of such payment and of the reasonable expenses of the Owner Lessor or the Owner Participant incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, to the extent permitted by Applicable Law, shall be deemed to be Supplemental Lease Rent, payable by the Facility Lessee to the Owner Lessor on demand. SECTION21 SECURITY FOR OWNER LESSOR'S OBLIGATION TO THE LEASE INDENTURE TRUSTEE In order to secure the Notes, the Owner Lessor will assign and grant a Lien to the Lease Indenture Trustee in and to all of the Owner Lessor's right, title and interest in, to and under this Facility Lease, and grant a security interest in favor of the Lease Indenture Trustee in all of the Owner Lessor's right, title and interest in and to the Facility (other than Excepted Payments and Excepted Rights). The Facility Lessee hereby consents to such assigmnent and to the creation of such Lien and security interest and acknowledges receipt of copies of the Lease Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent of the Facility Lessee under any other circumstances. Unless and until the Facility Lessee shall have received written notice from the Lease Indenture Trustee that the Lien of the Lease Indenture has been fully terminated, the Lease Indenture Trustee shall have the right to exercise the rights of the Owner Lessor under this Facility Lease to the extent set forth in and subject in each case to the exceptions set forth in the Lease Indenture. TO THE EXTENT, IF ANY, THAT THIS FACILITY LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS FACILITY LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE LEASE INDENTURE TRUSTEE ON THE SIGNATURE PAGE THEREOF. SECTION22 WAIVER OF RIGHT TO PARTITION So long as the Facility or any part thereof as originally constructed, reconstructed or added to is used or useful for the generation of electrical power and energy, or until expiration, termination or surrender of this Facility Lease in accordance with the terms of this Facility Lease or the other Operative Documents, whichever first occurs, and in each case not to extend beyond the period permitted by Applicable Law, each of the Owner Lessor and the Facility Lessee waives its right to partition, whether by partition in kind or sale and division of the proceeds thereof, the Facility, any interest therein or portion thereof, including the Facility or any portion thereof and agrees that it will not resort to any action at law or in equity to so partition and  Shawville Facility Lease 48 further waives the benefit of all laws that may now or hereafter authorize such partition. All instruments of conveyance which effect, evidence or vest the ownership interest of the Owner Lessor in the Facility, including the Deed and Bill of Sale shall contain this waiver of right to partition. SECTION23 MISCELLANEOUS Section 23.1Amendments and Waivers. No term, covenant, agreement or condition of this Facility Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto. Section 23.2 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service or (b) in the case of notice by such a telecommunications device, upon transmission thereof; provided such transmission is promptly confirmed by the method set forth in clause (a) above, in each case addressed to such party and any copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other party: If to the Owner Lessor: Shawville Lessor Genco LLC c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001 Telephone No.: (302) 651-1000 Facsimile No.: (302) 651-8882 Attention: Corporate Trust Administration with a copy to the Owner Participant: PSEGR Shawville Generation, LLC c/o PSEG Resources Inc. 80 Park Plaza, Suite T-22 Newark, NJ 07101 Telephone No.: (973) 456-3560 Facsimile No.: (973) 456-3569 Attention: President  Shawville Facility Lease 49

and to the Lease Indenture Trustee: Bankers Trust Company 4 AIbany Street New York, NY 10006 Telephone No. (212) 250-1612 Facsimile No. (212) 669-0772 Attention: Marion Zinowski If to the Facility Lessee: Reliant Energy Mid-Atlantic Power Holdings, LLC 1111 Louisiana Street Houston, Texas 77002 Telephone No.: (713) 207-3351 Facsimile No.: (713) 207-9916 Attention: Treasurer Section 23.3 Survival. Except for the provisions of Sections 3.4, 3.6, 5, 9 and 17, which shall survive, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Facility Lease in accordance with its terms. Section 23.4 Successors and Assigns. (a) This Facility Lease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof. (b) Except as expressly provided herein or in the other Operative Documents, neither party hereto may assign its interests or transfer its obligations herein without the consent of the other party hereto. Section 23.5 "True Lease". This Facility Lease shall constitute an agreement of lease and nothing herein shall be construed as conveying to the Facility Lessee any right, title or interest in or to the Facility except as lessee only. Section 23.6 Governing Law. This Facility Lease shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provisions thereof, other than New York General Obligations Law Section 5-1401), except to the extent the laws of the State of Pennsylvania are mandatorily applicable under the laws of the State of Pennsylvania. Section 23. 7 Severability. Any provision of this Facility Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such  Shawville Facility Lease 50 prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 23.8 Counterparts. This Facility Lease may be executed by the parties hereto in separate counterparts, each of which, subject to Section 21, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Section 23.9 Headings and Table of Contents. The headings of the sections of this Facility Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof. Section 23.10 Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents and assurances for and take such further action reasonably requested by the other party, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Facility Lease. Section 23.11 Effectiveness. This Facility Lease shall be effective on the Closing Date. Section 23.12 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Facility Lease is executed and delivered by the Trust Company not individually or personally but solely as manager of the Owner Lessor under the LLC Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by the Trust Company but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on the Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Trust Company, be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Facility Lease. Section 23.13 Measuring Life. If and to the extent that any of the rights and privileges granted under this Facility Lease, would,, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Facility Lease, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Facility Lease of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush and William J. Clinton or (ii) the period provided under the Uniform  Shawville Facility Lease 51

Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Facility Lease, whichever of(a) and (b) is shorter. •  Shawville Facility Lease 52

NOTICE - THIS DOCUMENT MAY NOT SELL, CONVEY, TRANSFER, INCLUDE OR INSURE THE TITLE TO THE COAL AND RIGHT OF SUPPORT UNDERNEATH THE SURFACE LAND DESCRIBED OR REFERRED TO HEREIN, AND THE OWNER OR OWNERS OF SUCH COAL MAY HAVE THE COMPLETE LEGAL RIGHT TO REMOVE ALL OF SUCH COAL AND, IN THAT CONNECTION, DAMAGE MAY RESULT TO THE SURFACE OF THE LAND AND ANY HOUSE, BUILDING OR OTHER STRUCTURE ON OR IN SUCH LAND. THE INCLUSION OF THIS NOTICE DOES NOT ENLARGE, RESTRICT OR MODIFY ANY LEGAL RIGHTS OR ESTATES OTHERWISE CREATED, TRANSFERRED, EXCEPTED OR RESERVED BY THIS INSTRUMENT. [This notice is set forth in the manner provided in Section I of the Act of July 17,1957, P.L. 984, as amended, and is not intended as notice of unrecorded instruments, if any]. NOTICE THE UNDERSIGNED, AS EVIDENCED BY THE SIGNATURE(S) TO THIS NOTICE AND THE ACCEPTANCE AND RECORDING OF THIS DEED, (IS, ARE) FULLY COGNIZANT OF THE FACT THAT THE UNDERSIGNED MAY NOT BE OBTAINING THE RIGHT OF PROTECTION AGAINST SUBSIDENCE, AS TO THE PROPERTY HEREIN CONVEYED, RESULTING FROM COAL MINING OPERATIONS AND THAT THE PURCHASED PROPERTY, HEREIN CONVEYED, MAY BE PROTECTED FROM DAMAGE DUE TO MINE SUBSIDENCE BY A PRIVATE CONTRACT WITH THE OWNERS OF THE ECONOMIC INTEREST IN THE COAL. THIS NOTICE IS INSERTED HEREIN TO COMPLY WlTH THE BITUMINOUS MINE SUBSIDENCE AND LAND CONSERVATION ACT OF 1966, AS AMENDED 1980, ocT. lO,P.L. 874, NO. !56§ 1. WITNESS: RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC Notwithstanding any of the foregoing, nothing ained in any of the above Notices shall be deemed to limit or otherwise modify the liability of the Facility Lessee to the Owner Lessor or the other Indemnitees pursuant to the Operative Documents. Signature Page to Shawville Facility Lease Agreement

IN WITNESS WHEREOF, the Owner Lessor and the Facility Lessee have caused this Facility Lease to be duly officers thereunto duly authorized. executed and delivered under seal by their respective SHAWVILLE LESSOR GENCO LLC By: WILMINGTTRUST COMPANY, i ual capacity but solely as r under the LLC Agreement By: ---------------- Name: Title: RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC Signature Page to Shawville Facility Lease Agreement

Receipt of the original counterpart of the foregoing Facility Lease is hereby acknowledged on this 24th day of August, 2000. BANKERS TRUST COMPANY, as Lease Indenture Trustee _c.----By: L., Name: Title: '"CIIARO L BUCKWALTER VICE PRESIDENT Signature Page to Shawville Facility Lease Agreement

SCHEDULE 1-A to Facility Lease PERIODIC LEASE RENT Rent Payment Date Periodic Lease Rent $0.00 $888,747.51 $132,428,912.22 $73,554,303.27 $7,274,063.37 $8,939,038.57 $7,202,852.38 $29,922,852.38 $6,231,117.98 $36,532,782.34 $4,935,115.80 $9,935,115.80 $4,721,265.80 $4,721,265.80 $4,721,265.80 $4,765,666.89 $4,721,265.80 $5,147,275.10 $4,721,265.80 $5,185,322.70 $4,721,265.80 $5,107,070.85 $4,721,265.80 $5,205,217.40 $4,721,265.80 $5,054,884.35 $4,721,265.80 $5,023,269.15 $4,721,265.80 $19,945,070.73 $4,047,191.55 $30,552,746.55 $2,834,373.45 $37,166,261.45 $1,258,079.40 $40,283,925.70 $706,552.01 $946,148.67 $949,399.37 $1,204,891.62 Aug 24 2000 Nov 24 2000 Jan 2 2001 Jul 2 2001 Jan 2 2002 Jul 2 2002 Jan 2 2003 Jul 2 2003 Jan 2 2004 Jul 2 2004 Jan 2 2005 Jul 2 2005 Jan 2 2006 Jul 2 2006 Jan 2 2007 Jul 2 2007 Jan 2 2008 Jul 2 2008 Jan 2 2009 Jul 2 2009 Jan 2 2010 Jul 2 2010 Jan 2 2011 Jul 2 2011 Jan 2 2012 Jul 2 2012 Jan 2 2013 Jul 2 2013 Jan 2 2014 Jul 2 2014 Jan 2 2015 Jul 2 2015 Jan 2 2016 Jul 2 2016 Jan 2 2017 Jul 22017 Jan 2 2018 Jul 2 2018 Jan 2 2019 Jul 2 2019 )('C Periodic Lease Rent , 1 8/18/00 MR .s;/n Shawville

SCHEDULE 1-A to Facility Lease PERIODIC LEASE RENT Rent Payment Date Periodic Lease Rent Jan 2 2020 Jul 2 2020 Jan 2 2021 Jul 2 2021 Jan 2 2022 Jul 2 2022 Jan 2 2023 Jul 2 2023 Jan 2 2024 Jul 2 2024 Jan 2 2025 Jul 2 2025 Jan 2 2026 Jul 2 2026 Nov 24 2026 $1,209,031.28 $3,166,789.55 $3,177,669.73 $135,909.25 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $31,374,159.96 Shawville Periodic Lease Rent , 2 8/18/00 )E"-

SCHEDULE 1.-,8 Facility Lease ALLOCATED RENT Rent Payment Period I!! Nov 24 2000 Jan 2 2001 Jul 2 2001 Jan 2 2002 Jul 2 2002 Jan 2 2003 Jul 2 2003 Jan 2 2004 Jul 2 2004 Jan 2 2005 Jul 2 2005 Jan 2 2006 Jul 2 2006 Jan 2 2007 Jul 2 2007 Jan 2 2008 Jul 2 2008 Jan 2 2009 Jul 2 2009 Jan 2 2010 Jul 2 2010 Jan 22011 Juf 2 2011 Jan 2 2012 Jul 2 2012 Jan 2 2013 Jul 2 2013 Jan 2 2014 Jul 2 2014 Jan 2 2015 Jul 2 2015 Jan 2 2016 Jul 2 2016 Jan 2 2017 Jul 2 2017 Jan 2 2018 Jul 2 2018 Jan 2 2019 Jul 2 2019 Jan 2 2020 Jul 2 2020 Jan 2 2021 Jul 2 2021 Jan 2 2022 Jul 2 2022 Jan 2 2023 Jul 2 2023 Jan 2 2024 Jul 2 2024 Jan 2 2025 Jul 2 2025 Jan 2 2026 Jul 2 2026 Nov 24 2026 Frnm A112£id Rtnl $0.00 $3.239,926.91 $0.00 $30,779,781.96 $0.00 $30,693,565.43 $0.00 $30.694,047.08 $0.00 $30,694,044.39 $0.00 $30,694,044.41 $0.00 $30,694,044.41 $0.00 $30,694,044.41 $0.00 $30,694,044.41 $0.00 $30,694,044.41 $0.00 $30,694,044.41 $30,523,521.94 $0.00 $30,694,044.41 $0.00 $31,395,089.32 $0.00 $37,514,935.66 $0.00 $37,514,935.66 $0.00 $37,514,935.66 $0.00 $37,514,935.66 $0.00 $37.514,935.66 $0.00 $37,514,935.66 $0.00 $37,514,935.66 $0.00 $37,514,935.66 $0.00 $37,514,935.66 $0.00 $37,514,935.66 $0.00 $37,514,935.66 $0.00 $37,514,935.66 $0.00 $33,659,233.94 $0.00 Aug 24 2000 Nov 24 2000 Jan 2 2001 Jul 2 2001 Jan 2 2002 Jul 2 2002 Jan 2 2003 Jul 2 2003 Jan 2 2004 Jul 2 2004 Jan 2 2005 Jul 2 2005 Jan 2 2006 Jul 2 2006 Jan 2 2007 Jul 2 2007 Jan 2 2008 Jul 2 2008 Jan 2 2009 Jul 2 2009 Jan 2 2010 Jul 2 2010 Jan 2 2011 Jul 2 2011 Jan 2 2012 Jul 2 2012 Jan 2 2013 Jul 2 2013 Jan 2 2014 Jul 2 2014 Jan 2 2015 Jul 2 2015 Jan 2 2016 Jul 2 2016 Jan 2 2017 Jul 2 2017 Jan 2 2018 Jul 22018 Jan 2 2019 Jul 2 2019 Jan 2 2020 Jul 2 2020 Jan 2 2021 Jul 2 2021 Jan 2 2022 Jul 2 2022 Jan 2 2023 Jul 2 2023 Jan 2 2024 Jul 2 2024 Jan 2 2025 Jul 2 2025 Jan 2 2026 Jul 2 2026 • 8/18/00 <EC.... Sha'NVille Allocated Rent , 1

SCHEDULE 1-C to Facility Lease SECTION 467 LOAN Debt Service Section 467 Loan Balance (2) Interest (1) Date Principal $0.00 $0.00 $6,322.94 $4,383,832.68 $7,010,347.86 $6,454,453.87 $6,973,214.56 $6,416,574.86 $7,641,213.56 $7,074,321.75 $8,543,881.16 $7,963,734.06 $8,566,925.30 $7,980,348.04 $8,408,392.43 $7,816,472.61 $8,240,490.71 $7,642,912.61 $8,073,941.94 $7,470,75114 $7,897,260.83 $7,288,115.88 $7,705,833.67 $7,090,237 63 $6,475,951.78 $6,853,298.01 $6,220,214.46 $6,588,942.34 $5,922,259 36 $6,280,946.16 $5,900,509.59 $6,235,747 12 $6,211,266.03 $6,516,104.08 $6,723,946.46 $6,992,940.74 $7,321,917.80 . $7,592,477.24 - $6',615,975.60 $6,870,928.73 Aug 24 2000 Nov 24 2000 Jan 2 2001 Jul 2 2001 Jan 2 2002 Jul 2 2002 Jan 2 2003 Jul 2 2003 Jan 2 2004 Jul 2 2004 Jan 2 2005 Jul 2 2005 Jan 2 2006 Jul 2 2006 Jan 2 2007 Jul 2 2007 Jan 2 2008 Jul 2 2008 Jan 2 2009 Jul 2 2009 Jan 2 2010 Jul 2 2010 Jan 2 2011 Jul 2 2011 Jan 2 2012 Jul 2 2012 Jan 2 2013 Jul 2 2013 Jan 2 2014 Jul 2 2014 Jan 2 2015 Jul 22015 Jan 2 2016 Jul 2 2016 Jan 2 2017 Jul 2 2017 Jan 2 2018 Jul 2 2018 Jan 2 2019 Jul 2 2019 $0.00 ($888,747.51) ($129,188,985.31) ($73,554,303.27) $23,505,718.59 ($8,939,038.57) $23,490,713.05 ($29,922,852.38) $24,462,929 10 ($36,532,782.34) $25,758,928.59 ($9,935,115.80) $25,972,778.61 ($4,721,265.80) $25,972,778.61 ($4,765,666.89) $25,972,778.61 ($5,147,275.10) $25,972,778.61 ($5, 185,322.70) $25,972,778.61 ($5,107,070.85) $25,972,778.61 $25,318,304.54 ($4,721,265.80) $25,639,160.06 ($4,721,265.80) $26,371,820.17 ($4,721,265.80) $17,569,864.93 ($4,047,191.55) $6,962,189.11 ($2,834,373.45) $348,674.21 ($1,258,079.40) ($2,768,990.04) ($706,552.01) $36,568,786.99 ($949,399.37) $36,310,044.04 $0.00 ($888,747.51) ($129,195,308.25) ($77,938,135.95) $16,495,370.73 ($15,393,492.44) $16,517,498.49 ($36,339,427.24) $16,821,715.54 ($43,607,104.09) $17,215,047.43 ($17,898,849.86) $17,405,853.31 ($12,701,613.84) $17,564,386.18 ($12,582,139.50) $17,732,287.90 ($12,790,187.71) $17,898,836.67 ($12,656,073.84) $18,075,517.78 ($12,395,186.73) $18,266,944.94 $18,228,066.91 ($11'197,217.58) $18,785,862.05 ($10,941,480.26) $19,782,877.83 ($10,643,525.16) $11,288,918.77 ($9,947,701.14) $726,441.99 ($9,045,639.48) ($6, 167,429.87) ($7,982,025.86) ($9,761,930.78) ($8,028,469 81) $28,976,309.75 ($7,565,374.97) $29,439,115.31 $0.00 $888,747.51 $130,084,055.77 $208,022,191.71 $191,526,820.99 $206,920,313.42 $190,402,814.94 $226,742,242.18 $209,920,526.64 $253,527,630.73 $236,312,583.30 $254,211,433.15 $236,805,579.84 $249,507,193.68 $231,942,807.50 $244,524,947.00 $226,792,659.11 $239,582,846.82 $221,684,010.15 $234,340,083.99 $216,264,566.21 $228,659,752.95 $210,392,808.01 $192,164,741.10 $203,361,958.68 $184,576,096.62 $195,517,576.88 $175,734,699.05 $186,378,224.21 $175,089,305.44 $185,037,006.58 $184,310,564.59 $193,356,204.07 $199,523,633.94 $207,505,659.80 $217,267,590.57 $225,296,060.39 $196,319,750.63 $203,885,125.60 $174,446,010.29 Shawville 467 Loan , 1 8/21/00 ?0.:'-/?V .t>/ii

SCHEDULE 1-C to Facility Lease SECTION 467 LOAN Section 467 Loan Balance (2) Debt Service Date Interest (1) Principal Jan 2 2020 Jul 2 2020 Jan 2 2021 Jul 2 2021 Jan 2 2022 Jul 2 2022 Jan 2 2023 Jul 2 2023 Jan 2 2024 Jul 2 2024 Jan 2 2025 Jul 2 2025 Jan 2 2026 Jul 2 2026 Nov 24 2026 ($1,209,031.28) $34,348,146.11 ($3,177,669.73) $37,379,026.41 $0.00 $37,514,935.66 $0.00 $37,514,935.66 $0.00 $37,514,935.66 $0.00 $37,514,935.66 $0.00 $33,659,233.94 ($31,374,159.88) $5,878,830.55 $6,117,691.49 $5,166,325.17 $5,447,517.80 $4,371,425.96 $4,518,743.01 $3,406,771.32 $3,521,579.51 $2,376,003.41 $2,456,074.73 $1,274,591.11 $1,317,544.83 $97,692.76 $100,985.01 ($812,498.74) ($7,087,861.83) $28,230,454.62 ($8,343,994.90) $31,931,508.61 ($4,371,425.96) $32,996,192.65 ($3,406,771.32) $33,993,356.15 ($2,376,003.41) $35,058,860.93 ($1,274,591.11) $36,197,390.83 ($97,692 76) $33,558,248.93 ($30,561,661.14) $181,533,872.12 $153,303,417.50 $161,647,412.40 $129,715,903.78 $134,087,329.74 $101,091,137.09 $104,497,908.41 $70,504,552.27 $72,880,555.68 $37,821,694.75 $39,096,285.86 $2,898,895.03 $2,996,587.80 ($30,561,661.14) $0.00 Footnotes: (1) Positive amounts reflect Lessor Section 467 Interest and negative amounts reflect Lessee Section 467 Interest. (2) Positive amounts reflect Lessor Section 467 Loan Balance and negative amounts reflect Lessee Section 467 Loan Balance. 467 Loan, 2 Shawville 8/21/00 s{5c. 1111 d'Yz.J

SCHEDULE 2 to Facility Lease TERMINATION VALUES Termination Value Termination Date $409,803,473 92 $413,020,776.82 $416,242,36517 $418,569,949.93 $420,425,581.10 $290,244,028.31 $292,495,430.25 $294,750,902.63 $296,985,104.89 $299,223,260.88 $301,440,029.27 $229,639,949.09 $231,397,903.09 $233,134,245.14 $234,874,196.80 $236,617,783.05 $239,029,964.52 $233,481,290.50 $235,210,216.20 $236,942,702.77 $238,656,117.31 $240,372,987.64 $242,070,680.16 $234,820,814.90 $236,513,360.76 $238,186,645.02 $239,863,194.22 $241,543,031.07 $243,820,053.90 $238,280,870.20 $239,947,739.90 $241,617,832.92 $243,270,775.48 $244,926,847.21 $246,565,673.67 $218,122,725.77 $219,605,685.14 $221,071,324.52 $222,539,922.40 $224,011,499.44 $226,020,679.65 Sep 24 2000 Oct 24 2000 Nov 24 2000 Dec 24 2000 Jan 2 2001 Feb 2 2001 Mar 2 2001 Apr 2 2001 May 2 2001 Jun 2 2001 Jul 2 2001 Aug 2 2001 Sep 2 2001 Oct 2 2001 Nov 2 2001 Dec 2 2001 Jan 2 2002 Feb 2 2002 Mar 2 2002 Apr 2 2002 May 2 2002 Jun 2 2002 Jul 2 2002 Aug 2 2002 Sep 2 2002 Oct 2 2002 Nov 2 2002 Dec 2 2002 Jan 2 2003 Feb 2 2003 Mar 2 2003 Apr 2 2003 May 2 2003 Jun 2 2003 Jul 2 2003 Aug 2 2003 Sep 2 2003 Oct 2 2003 Nov 2 2003 Dec 2 2003 Jan 2 2004 8/18/00 Termination Values , 1 Shawville V.G 1'1/ i'/i.,

SCHEDULE 2 to Facility Lease TERMINATION VALUES Termination Value Termination Date $221,246,624.22 $222,706,588.69 $224,169,475.38 $225,617,307.14 $227,067,979.35 $228,503,514.31 $193,193,024.13 $194,418,093.20 $195,627,961.07 $196,840,522.14 $198,055,795.34 $199,745,532.70 $196,013,051.26 $197,218,331.69 $198,426,276.81 $199,621,074.17 $200,818,465.85 $202,002,638.93 $193,218,577.53 $194,372,172.77 $195,512,495.56 $196,655,287.17 $197,800,565.08 $199,363,297.30 $195,776,395.66 $196,913,190.52 $198,052,433.32 $199,180,123.62 $200,310,201.07 $201,428,664.80 $197,828,188.26 $198,951,319.62 $200,062,791.94 $201'176,544.18 $202,292,592.61 $203,778,373.07 $200,163,683.90 $201,272,509.95 $202,383,601.51 $203,484,632.63 $204,587,877.58 Feb 2 2004 Mar 2 2004 Apr 2 2004 May 2 2004 Jun 2 2004 Jul 2 2004 Aug 2 2004 Sep 2 2004 Oct 2 2004 Nov 2 2004 Dec 2 2004 Jan 2 2005 Feb 2 2005 Mar 2 2005 Apr 2 2005 May 2 2005 Jun 2 2005 Jul 2 2005 Aug 2 2005 Sep 2 2005 Oct 2 2005 Nov 2 2005 Dec 2 2005 Jan 2 2006 Feb 2 2006 Mar 2 2006 Apr 2 2006 May 2 2006 Jun 2 2006 Jul 2 2006 Aug 2 2006 Sep 2 2006 Oct 2 2006 Nov 2 2006 Dec 2 2006 Jan 2 2007 Feb 2 2007 Mar 2 2007 Apr 2 2007 May 2 2007 Jun 2 2007 8/18/00 'J(\:. Me!-.!?{, Termination Values , 2 Shawville

SCHEDULE 2 to Facility Lease TERMINATION VALUES Termination Value Termination Date $205,681,010.08 $202,010,159 01 $203,107,148.59 $204,193,985.40 $205,282,943.11 $206,374,037.04 $207,790,781.89 $204,152,502.34 $205,237,586.56 $206,324,783.91 $207,402,312.13 $208,481,903.66 $209,551'775.91 $205,471'798.09 $206,541,091.52 $207,600,598.11 $208,662,049.50 $209,725,459.91 $211,100,067.44 $207,434,295.08 $208,491'709.75 $209,551,059.71 $210,600,890.31 $211,652,606.43 $212,694,753.09 $208,548,414.61 $209,589,213.40 $210,620,371.29 $211,653,292.42 $212,687,989.88 $214,025,086.09 $210,330,562.98 $211,359,043.10 $212,389,273.63 $213,410,151.17 $214,432,729.49 $215,445,904.87 $211,349,505.12 $212,361,810.82 $213,364,647.00 $214,369,066.72 Jul 2 2007 Aug 2 2007 Sep 2 2007 Oct 2 2007 Nov 2 2007 Dec 2 2007 Jan 2 2008 Feb 2 2008 Mar 2 2008 Apr 2 2008 May 2 2008 Jun 2 2008 Jul 2 2008 Aug 2 2008 Sep 2 2008 Oct 2 2008 Nov 2 2008 Dec 2 2008 Jan 2 2009 Feb 2 2009 Mar 2 2009 Apr 2 2009 May 2 2009 Jun 2 2009 Jul 2 2009 Aug 2 2009 Sep 2 2009 Oct 2 2009 Nov 2 2009 Dec 2 2009 Jan 2 2010 Feb 2 2010 Mar 2 2010 Apr 2 2010 May 2 2010 Jun 2 2010 Jul 2 2010 Aug 2 2010 Sep 2 2010 Oct 2 2010 Nov 2 2010 8/18/00 <7c · Pi/ d"/.1 Termination Values , 3 Shawville

SCHEDULE 2 to Facility Lease TERMINATION VALUES Termination Value Termination Date $215,375,081.99 $216,674,077.29 $212,950,861.98 $213,950,468.27 $214,951,642.26 $215,944,619.42 $216,939,121.62 $217,925,384.06 $213,702,699.17 $214,686,689.41 $215,662,372.18 $216,639,468 66 $217,617,989.90 $218,854,198.02 $215,104,493.20 $216,077,445.40 $217,051,799.77 $218,018,260.19 $218,986,081.43 $219,945,967.11 $215,848,694.58 $216,807,611.37 $217,758,536.43 $218,710,723.93 $219,664,184.08 $220,862,876.02 $217,088,275.94 $218,036,181.48 $218,985,336.96 $219,927,635.66 $220,871'149.40 $221,807,771.28 $217,719,051.39 $218,654,767.98 $219,583,544.74 $220,513,453.00 $221,444,502.28 $222,589,453.58 $218,793,375.74 $219,719,678.05 $220,647,104.22 Dec 2 2010 Jan 2 2011 Feb 2 2011 Mar 2 2011 Apr 2 2011 May 2 2011 Jun 2 2011 Jul 2 2011 Aug 2 2011 Sep 2 2011 Oct 2 2011 Nov 2 2011 Dec 2 2011 Jan 2 2012 Feb 2 2012 Mar 2 2012 Apr 2 2012 May 2 2012 Jun 2 2012 Jul 2 2012 Aug 2 2012 Sep 2 2012 Oct 2 2012 Nov 2 2012 Dec 2 2012 Jan 2 2013 Feb 2 2013 Mar 2 2013 Apr 2 2013 May 2 2013 Jun 2 2013 Jul 22013 Aug 2 2013 Sep 2 2013 Oct 2 2013 Nov 2 2013 Dec 2 2013 Jan 2 2014 Feb 2 2014 Mar 2 2014 Apr 2 2014 8/18/00 Termination Values , 4 Shawville

SCHEDULE 2 to Facility Lease TERMINATION VALUES Termination Value Termination Date $221,574,257.50 $222,502,544.29 $223,430,567.96 $204,295,547.79 $205,106,705.30 $205,917,573.05 $206,729,557.38 $207,542,668.00 $208,393,775.22 $205,160,560.35 $205,975,683.24 $206,791,962.31 $207,609,567.82 $208,428,350.85 $209,248,481.83 $179,312,284.71 $179,930,025.79 $180,549,129.13 $181,169,446.19 $181'790,987.61 $182,409,565.88 $180,199,376.14 $180,824,817.82 $181,451,528.53 $182,081,599.41 $182,712,975.91 $183,347,749.49 $146,552,714.61 $146,925,280.94 $147,301,278.80 $147,678,654.29 $148,057,419.49 $148,383,067.83 $147,508,663.97 $147,893,780.46 $148,280,350.55 $148,672,127.18 $149,065,408.57 $149,463,948.08 $109,243,514.25 $109,307,710.24 May 2 2014 Jun 2 2014 Jul 2 2014 Aug 2 2014 Sep 2 2014 Oct 2 2014 Nov 2 2014 Dec 2 2014 Jan 2 2015 Feb 2 2015 Mar 2 2015 Apr 2 2015 May 2 2015 Jun 2 2015 Jul 2 2015 Aug 2 2015 Sep 2 2015 Oct 2 2015 Nov 2 2015 Dec 2 2015 Jan 2 2016 Feb 2 2016 Mar 2 2016 Apr 2 2016 May 2 2016 Jun 2 2016 Jul 2 2016 Aug 2 2016 Sep 2 2016 Oct 2 2016 Nov 2 2016 Dec 2 2016 Jan 2 2017 Feb 2 2017 Mar 2 2017 Apr 2 2017 May 2 2017 Jun 2 2017 Jul 2 2017 Aug 2 2017 Sep 2 2017 8/18/00 4/LC P-Jd{ .f/.; Termination Values, 5 Shawville

SCHEDULE 2 to Facility Lease TERMINATION VALUES Termination Value Termination Date $109,376,358.32 $109,445,751 69 $109,515,898.58 $109,488,774.06 $108,850,057.42 $108,918,645.06 $108,987,993.31 $109,063,136.31 $109,139,091.19 $109,220,892.49 $108,347,219.82 $108,420,499.56 $108,499,617.64 $108,579,591 68 $108,660,431.02 $108,610,417.24 $107,738,451.97 $107,816,744 79 $107,895,905.85 $107,982,344.85 $108,069,715.13 $108,164,426.91 $107,042,266.68 $107,125,915.52 $107,216,892.08 $107,308,850.24 $107,401,800.70 $107,328,002.83 $106,207,362.60 $106,296,733.89 $106,387,096.27 $106,495,281.89 $106,604,595.53 $106,731,870.34 $103,659,518.70 $103,755,003.89 $103,868,369.14 $103,982,919.84 $104,098,668.63 $104,232,449.48 $101,155,678.18 Oct 2 2017 Nov 2 2017 Dec 2 2017 Jan 22018 Feb 2 2018 Mar 2 2018 Apr 2 2018 May 2 2018 Jun 2 2018 Jul 2 2018 Aug 2 2018 Sep 2 2018 Oct 2 2018 Nov 2 2018 Dec 2 2018 Jan 2 2019 Feb 2 2019 Mar 2 2019 Apr 2 2019 May 2 2019 Jun 2 2019 Jul 2 2019 Aug 2 2019 Sep 2 2019 Oct 2 2019 Nov 2 2019 Dec 2 2019 Jan 2 2020 Feb 2 2020 Mar 2 2020 Apr 2 2020 May 2 2020 Jun 2 2020 Jul 2 2020 Aug 2 2020 Sep 2 2020 Oct 2 2020 Nov 2 2020 Dec 2 2020 Jan 2 2021 Feb 2 2021 Termination Values, 6 8/18/00 '?_cc ""h<'7 Shawville

SCHEDULE 2 to Facility Lease TERMINATION VALUES Termination Value Termination Date $101,257,695.53 $101,360,844.23 $101,492,080.66 $101,624,657.55 $101,785,532.83 $101,810,587.90 $101,973,110.53 $102,164,151.07 $102,356,965.44 $102,551,570.97 $102,774,929.01 $103,000,297.26 $103,227,694.84 $103,457,141.04 $103,717,465.30 $103,980,073.99 $104,273,798.27 $104,570,046.25 $104,868,840.91 $105,199,015.40 $105,531,979.83 $105,867,759 18 $106,235,188.63 $106,605,680.33 $106,979,261.32 $107,355,958.91 $107,766,609.90 $108,180,643.14 $108,628,897.37 $109,080,803.42 $109,536,392.77 $110,026,506.45 $110,520,577.57 $111,018,639.92 $111,551,536.85 $112,088,703.82 $112,630,176.97 $113,175,992.80 $113,759,133.69 $114,346,916.07 $114,972,324.53 Mar 2 2021 Apr 2 2021 May 2 2021 Jun 2 2021 Jul 2 2021 Aug 2 2021 Sep 2 2021 Oct 2 2021 Nov 2 2021 Dec 2 2021 Jan 2 2022 Feb 2 2022 Mar 2 2022 Apr 2 2022 May 2 2022 Jun 2 2022 Jul 2 2022 Aug 2 2022 Sep 2 2022 Oct 2 2022 Nov 2 2022 Dec 2 2022 Jan 2 2023 Feb 2 2023 Mar 2 2023 Apr 2 2023 May 2 2023 Jun 2 2023 Jul 2 2023 Aug 2 2023 Sep 2 2023 Oct 2 2023 Nov 2 2023 Dec 2 2023 Jan 2 2024 Feb 2 2024 Mar 2 2024 Apr 2 2024 May 2 2024 Jun 2 2024 Jul 2 2024 8/18/00 ;>e( 4 MJ Termination Values , 7 Shawville

SCHEDULE 2 to Facility Lease TERMINATION VALUES Termination Value Termination Date $115,602,677.71 $116,238,016.86 $116,911,329.16 $117,589,935.88 $118,273,880.91 $118,996,154.07 $119,724,079.33 $120,457,703.27 $121,197,072.88 $121,977,463.87 $122,763,936.20 $123,591,768.04 $124,426,021.84 $125,266,749.99 $126,149,233.64 $127,038,538.22 $127,934,719.13 $128,873,060.55 $129,818,630.97 $130,771,488.87 $131,731,693.25 $132,820,617.57 $133,917,835.81 $135,144,728.13 $136,380,875.23 $137,626,350.06 $139,002,540.14 $140,389,033.59 $140,549,159.96 Aug 2 2024 Sep 2 2024 Oct 2 2024 Nov 2 2024 Dec 2 2024 Jan 2 2025 Feb 2 2025 Mar 2 2025 Apr 2 2025 May 2 2025 Jun 2 2025 Jul 2 2025 Aug 2 2025 Sep 2 2025 Oct 2 2025 Nov 2 2025 Dec 2 2025 Jan 2 2026 Feb 2 2026 Mar 2 2026 Apr 2 2026 May 2 2026 Jun 2 2026 Jul 2 2026 Aug 2 2026 Sep 2 2026 Oct 2 2026 Nov 2 2026 Nov 24 2026 8/18/00 Termination Values , 8 Shawville

EXHIBIT A to Facility Lease Shawville-Site 34 DESCRIPTION OF THE FACILITY SITE TRACT No.1 ALL THAT certain piece or parcel of land situate in Bradford Township, Clearfield County, Pennsylvania and described in accordance with a survey prepared by H.F. Lenz Company, dated 11/ll/99, drawing number 9844401-9, as revised, being more specifically bounded and described as follows: Beginning at an iron pin with cap set on the northerly line of R.J. Corman Railroad Company/Pennsylvania Lines, Inc., Thence, along said northerly line, the following Nine (9) courses: 1) By a non-tangential curve to the left having a radius of One Thousand Four Hundred Eighty Two and Sixty-Nine hundredths feet (1,482.69'), a chord bearing South Sixty-Nine degrees Thirteen minutes Twenty-One seconds West (S 69°13'21" W) for a distance of Six Hundred Eighty-Five and Seventy-Nine hundredths feet (685.79') and an arc length of Six Hundred Ninety-Two and Six hundredths feet (692.06') to a railroad spike set in pavement at a point of tangency, 2) South Fifty-Five degrees Fifty-One minutes Three seconds West (S 55°51'03" W), for a distance of Five Hundred Forty-Four and Sixty-Four hundredths feet (544.64') to a set iron pin with cap, 3) North Eighteen degrees Twelve minutes Thirty-Four seconds West (N 18°12'34" W), for a distance of Fifteen and Sixty hundredths feet (15.60') to a railroad spike set in pavement, 4) South Fifty-Five degrees Fifty-One minutes Three seconds West (S 55°51'03" W), for a distance of Eight Hundred Fifty-Five and Sixty-Nine hundredths feet (855.69') to an iron pin with cap set at a point of curvature, 5) By a curve to the left having a radius of Two Thousand Nine Hundred Twenty-Nine and Ninety-Three hundredths feet (2,929.93'), a chord bearing South Fifty-Four degrees Twenty-Two minutes Five seconds West (S 54°22'05" W) for a distance of One Hundred Fifty-One and Sixty One hundredths feet (151.61') and an arc length of One Hundred Fifty-One and Sixty-Three hundredths feet (151.63') to an iron pin with cap set at a point of tangency, 6) South Fifty-Two degrees Fifty-Three minutes Eight seconds West (S 52°53'08" W), for a distance of One Hundred Two and Thirty-Two hundredths feet (I02.32') to a set iron pin with cap, I HOU03:709854.3

7) South Twenty-Nine degrees Nine minutes Fifty-Two seconds East (S 29°09'52" E), for a distance of Fifteen and Fifteen hundredths feet (15.15') to a set iron pin with cap, 8) South Fifty-Two degrees Fifty-Three minutes Eight seconds West (S 52°53'08" W), for a distance of Two Thousand Fifty and Seventy-Two hundredths feet (2050.72') to a set iron pin with cap and 9) By a curve to the left having a radius of One Thousand Five and Thirty-Seven hundredths feet (1,005.37'), a chord bearing South Fifty degrees Forty-Five minutes Fifty-One seconds West (S 50°45'51" W) for a distance of Seventy-Four and Forty-Three hundredths feet (74.43') and an arc length of Seventy-Four and Forty-Five hundredths feet (74.45') to an iron pin with cap set on the westerly line of the John Patterson Warrant, Thence, along said westerly line, South Thirty-Six degrees Twelve minutes Thirty-Four seconds East (S 36°12'34" E), for a distance of Forty-Nine and Forty-Nine hundredths feet (49.49') to a punchmark set on a railroad rail at the comer of the John Patterson Warrant, Thence, along the southerly line of the John Patterson Warrant, North Sixty-Two degrees Forty Seven minutes Twenty-Six seconds East (N 62°47'26" E), for a distance of Two Hundred Seventy-Seven and Sixty-Eight hundredths feet (277.68') to an iron pin with cap set on the southerly line ofR.J. Corman Railroad Company/Pennsylvania Lines, Inc., Thence, along said southerly line, North Fifty-Two degrees Fifty-Three minutes Eight seconds East (N 52°53'08" E), for a distance of One Thousand Seven Hundred Twelve and Eighty-Six hundredths feet (1712.86') to an extant 1" galvanized pipe, Thence, South Fifty degrees Twenty-Two minutes Fifty-Nine seconds East (S 50°22'59" E), for a distance of Three Hundred Twenty and Fifty-Two hundredths feet (320.52') to an extant 1" galvanized pipe at the intersection of the southerly line of the John Patterson Warrant and the westerly line of the John Ogden Warrant, Thence, along said westerly line, South Fifty degrees Forty-Two minutes Twelve seconds East (S 50°42'12" E), for a distance of One Thousand Three Hundred Sixty-One and Fifty-Five hundredths feet (1361.55') to a set iron pin with cap, Thence, North Thirty-Nine degrees Nineteen minutes Three seconds East (N 39°19'03" E), for a distance of Seven Hundred Eighty-Six and Twenty hundredths feet (786.20') to an extant 1-112" galvanized pipe with stone pile, Thence, North Fifty-One degrees Fifty-Two minutes Twenty-Nine seconds West (N 51°52'29" W), for a distance of One Thousand Twenty-Nine and Forty-Seven hundredths feet (1029.47') to an extant 1-3/8" galvanized pipe with stone pile on the southerly line of the John Patterson Warrant, Thence, along said southerly line, North Sixty-Two degrees Forty-Seven minutes Twenty-Six seconds East (N 62°47'26" E), for a distance of Eight Hundred Sixty-Nine and Fifty-Six hundredths feet (869.56') to an extant stone pile at a comer of the John Patterson Warrant, 2 HOU03:709854.3

Thence, Along the westerly line of said Warrant, South Thirty-Eight degrees Thirty-One minutes Fifty-Nine seconds East (S 38°31'59" E), for a distance of One Thousand Three Hundred Thirteen and Forty-Two hundredths feet (1313.42') to an extant planted stone embossed with an "X" at the northerly line of John F. And Janet F. Brickley, Thence, along said northerly line, South Sixty-Seven degrees Seven minutes Thirty-Seven seconds West (S 67"07'37" W), for a distance of Nine Hundred Twenty-Seven and Fifty-Eight hundredths feet (927.58') to an extant 1" iron pipe with stone pile at a comer of John F. And Janet F. Brickley, Thence, along the westerly line of John F. And Janet F. Brickley, South Fifty degrees Eighteen minutes Fifty-Six seconds East (S 50°18'56" E), for a distance of Seven Hundred Fifty-Eight and Sixty hundredths feet (758.60') to an extant 2" iron pipe at a comer of John F. And Janet F. Brickley, Thence, along the northerly line of John F. And Janet F. Brickley, South Thirty-Nine degrees Forty-One minutes Four seconds West (S 39°41'04" W), for a distance of Four Hundred Sixty and Thirty-One hundredths feet (460.31') to an iron pin with cap set on the westerly line of the John Ogden Warrant, Thence, along said westerly line, South Fifty degrees Forty-Two minutes Twelve seconds East (S 50°42'12" E), for a distance of One Thousand Six Hundred Twenty-Eight and Fifty-Six hundredths feet (1628.56') to an extant stone pile, Thence, South Thirty-Eight degrees Eighteen minutes Eight seconds West (S 38°18'08" W), for a distance of Four Hundred Twenty-Nine and Fifty-Four hundredths feet (429.54') to an extant 4" x 4" concrete monument with "PENELEC" embossed on its sides, Thence, South Forty-One degrees Fifty-Four minutes Thirty-Six seconds East (S 41°54'36" E), for a distance of One Thousand Four Hundred Forty-Three and Sixteen hundredths feet (1443.16') to an extant 7/8" iron pin with stones, Thence, South Thirty-Four degrees Eleven minutes One seconds West (S 34°11'01" W), for a distance of Six Hundred Seventy-Three and Forty-One hundredths feet (673.41')to a set iron pin with cap, Thence, North Forty-Seven degrees Thirty-Two minutes Seven seconds West (N 47°32'07" W), for a distance of Two Hundred Sixty-Four and Zero hundredths feet (264.00') to an extant 4" x 4" concrete monument with "PENELEC" embossed on its sides on the line dividing the Martha Houston and the Deborah Stewart Warrants, Thence, along said dividing line, South Thirty-Eight degrees Fifty-Nine minutes Forty-One seconds West (S 38°59'41" W), for a distance of Two Thousand One Hundred Twenty-Two and Ten hundredths feet (2,122.10') to an extant 4" x 4" concrete monument with "PENELEC" embossed on its sides at the comer of the Martha Houston, the Deborah Stewart and the Polly McClenachan Warrants, 3 HOU03:709854.3

Thence, along the line dividing the Polly McC!enachan and the Deborah Stewart Warrants, South Seventeen degrees Twenty-Five minutes Twenty-Five seconds West (S 17°25'25" W), for a distance of Three Thousand Ninety-Three and Fifteen hundredths feet (3,093.15') to an extant 4" x 4" concrete monument with "PENELEC" embossed on its sides at the corner of the Deborah Stewart, the Polly McC!enachan and the Ann McC!enachan Warrants, Thence, along tbe line dividing tbe Polly McC!enachan and the Ann McClenachan Warrants, North Eighty-Five degrees Twenty-Nine minutes Fifty-Three seconds West (N 85°29'53" W), and passing through an extant 4" x 4" concrete monument with "PENELEC" embossed on its sides at One Thousand Four Hundred Eleven and Nine hundredths feet (1,411.09'), for a distance of One Thousand Four Hundred Eighty-Three and Forty hundredths feet (1,483.40') to tbe easterly ordinary low water mark of the West Branch oftbe Susquehanna River, Thence, along said ordinary low water mark, tbe following Sixty-Four (64) courses: I) North Forty-Eight degrees Thirty minutes Six seconds West (N 48°30'06" W), for a distance of Two Hundred Twenty-Two and Sixty-Four hundredths feet (222.64'), 2) North Thirty-Three degrees Twenty-Six minutes Thirty-Eight seconds West (N 33°26'38" W), for a distance of Two Hundred Seventy-Six and Thirty-Four hundredths feet (276.34'), 3) North Twenty-Nine degrees Fifty-Four minutes Twenty-Six seconds West (N 29°54'26" W), for a distance of Four Hundred Fifty-Eight and Seventy-Four hundredths feet (458.74'), 4) North Fifty-Eight degrees Twenty-Seven minutes Thirty-Five seconds West (N 58°27'35" W), for a distance of Three Hundred Sixty-One and Fifty-Eight hundredths feet (361.58'), 5) North Fifty-Five degrees Twenty-Three minutes Twenty-Two seconds West (N 55°23'22" W), for a distance of Four Hundred Nineteen and Fifty-Four hundredths feet (419.54'), 6) North Sixty degrees Fifty-Nine minutes Ten seconds West (N 60°59'10" W), for a distance of Three Hundred Fifty-Nine and Seventy hundredths feet (359.70'), 7) North Fifty-One degrees Twenty-Nine minutes Seventeen seconds West (N 51°29'17" W), for a distance of Two Hundred Eighty-Six and Four hundredths feet (286.04'), 8) North Forty-Two degrees Forty-Five minutes Fifty-Six seconds West (N 42°45'56" W), for a distance of Two Hundred Sixty-Eight and Eighty-Nine hundredths feet (268.89'), 9) North Fifty degrees One minutes Thirty-Five seconds West (N 50°01 '35" W), for a distance of Four Hundred Eighty-One and Twenty-Five hundredths feet (481.25'), 10) North Forty-Seven degrees Thirteen minutes Fifteen seconds West (N 47°13'15" W), for a distance of Five Hundred Eleven and Seven hundredths feet (511.07'), II) North Thirty-Seven degrees Twenty-Two minutes Thirty-Nine seconds West (N 37°22'39" W), for a distance of Five Hundred Twelve and Two hundredths feet (512.02'), 4 HOU03:709854.3

12) North Eighteen degrees Thirty-Six minutes Zero seconds West (N 18°36'00" W), for a distance of Three Hundred Thirty-Five and Forty-Four hundredths feet (335.44'), 13) North Fourteen degrees Twenty-Two minutes Fifty-Seven seconds West (N 14°22'57" W), for a distance of Three Hundred Sixty-Six and Forty hundredths feet (366.40'), 14) North Six degrees Thirty-Eight minutes Twelve seconds West (N 06°38'12" W), for a distance of Two Hundred Fifty-One and Ninety-One hundredths feet (251.91'), 15) North Twelve degrees Forty-Three minutes Seven seconds East (N 12°43'07" E), for a distance of One Hundred Twenty-Seven and Eighty-Four hundredths feet (127.84'), 16) North Thirty degrees Nineteen minutes Thirty-Seven seconds East (N 30°19'37" E), for a distance of One Hundred Eighty-One and Seventy hundredths feet (181.70'), 17) North Thirty-Nine degrees Thirteen minutes One seconds East (N 39°13'01" E), for a distance of Two Hundred Seventy-Three and Thirty-Eight hundredths feet (273.38'), 18) North Thirty-Two degrees Fifty-Four minutes Fifty-Three seconds East (N 32°54'53" E), for a distance of Six Hundred Sixty-Three and Fourteen hundredths feet (663.14'), 19) North Thirty-Five degrees Forty-Two minutes Eight seconds East (N 35°42'08" E), for a distance of Three Hundred Ninety-Three and Thirty-Six hundredths feet (393.36'), 20) North Forty-Four degrees Eleven minutes Thirty-Five seconds East (N 44°11'35" E), for a distance of One Hundred Twenty and Twelve hundredths feet (120.12'), 21) North Fifty-Four degrees Forty-Nine minutes Forty seconds East (N 54°49'40" E), for a distance of One Hundred Eighty-Two and Twenty-Eight hundredths feet (182.28'), 22) North Fifty-Four degrees Forty-Five minutes Four seconds East (N 54°45'04" E), for a distance of Four Hundred Thirty-Eight and Thirty-Eight hundredths feet (438.38'), 23) North Forty-Eight degrees Six minutes Six seconds East (N 48°06'06" E), for a distance of One Hundred Forty-Three and Seventy-Five hundredths feet (143.75'), 24) North Thirty-Seven degrees Zero minutes Thirty-Eight seconds East (N 37°00'38" E), for a distance of Eighty-One and Forty hundredths feet (81.40'), 25) North Twenty-Nine degrees Seventeen minutes Seventeen seconds East (N 29°17'17" E), for a distance of Two Hundred Four and Sixty-Four hundredths feet (204.64'), 26) North Twenty-Two degrees One minutes Eighteen seconds East (N 22°01'18" E), for a distance of Two Hundred Thirteen and Seven hundredths feet (213.07'), 27) North Eight degrees Fifty-Five minutes Fifty seconds West (N 08°55'50" W), for a distance of Seventy and Eighty-Six hundredths feet (70.86'), 5 HOU03:709854.3

28) North Twenty-Six degrees Twenty-Five minutes Twenty-Seven seconds West (N 26°25'27" W), for a distance of One Hundred Eighty-Two and Two hundredths feet (182.02'), 29) North Eight degrees Fifty-Four minutes Six seconds West (N 08°54'06" W), for a distance of Eighty-Four and One hundredths feet (84.01'), 30) North Fifteen degrees Fifty-One minutes Thirty-Four seconds West (N 15°51'34" W), for a distance of Ninety-One and Forty-Eight hundredths feet (91.48'), 31) North Twenty-Two degrees Fifty-Seven minutes Twenty-Nine seconds West (N 22°57'29" W), for a distance of One Hundred Fifty-Six and Thirty-Nine hundredths feet (156.39'), 32) North Eighteen degrees Seven minutes Forty-Nine seconds West (N 18°07'49" W), for a distance of One Hundred Eighteen and Ninety hundredths feet (118.90'), 33) North Twelve degrees Twenty-Eight minutes Three seconds West (N 12°28'03" W), for a distance of One Hundred Eighty-Two and Ninety-Eight hundredths feet (182.98'), 34) North Fifteen degrees Forty-Six minutes Eighteen seconds West (N 15°46'18" W), for a distance of Three Hundred Twenty-Five and Fifty-Nine hundredths feet (325.59'), 35) North Ten degrees Two minutes Twelve seconds West (N 10°02'12" W), for a distance of Eighty-Nine and Forty-Eight hundredths feet (89.48'), 36) North Five degrees One minutes Forty-Four seconds West (N 05°01'44" W), for a distance of One Hundred Seven and Thirty hundredths feet (107.30'), 37) North Ten degrees Fifteen minutes Twenty-Five seconds East (N !0°15'25" E), for a distance of One Hundred Six and Seventy-One hundredths feet (106.71'), 38) North Thirteen degrees Twenty-Eight minutes Eleven seconds East (N !3°28'11" E), for a distance of One Hundred Seventy-One and Seventy-Two hundredths feet (171.72'), 39) North Twenty-Two degrees Fifty-One minutes Twenty-Four seconds East (N 22°51'24" E), for a distance of Two Hundred Thirty-Three and Forty-Five hundredths feet (233.45'), 40) North Twenty-Four degrees Fifty-Eight minutes Four seconds East (N 24°58'04" E), for a distance of One Hundred Thirty-Two and Eighty-Seven hundredths feet (132.87'), 41) North Forty-One degrees Twenty-Five minutes Sixteen seconds East (N 41°25'16" E), for a distance ofNinety-Four and Seventy-Eight hundredths feet (94.78'), 42) North Forty-Two degrees Twenty-Nine minutes One seconds East (N 42°29'01" E), for a distance of Two Hundred Six and Sixty hundredths feet (206.60'), 43) North Fifty-Three degrees Thirty-Nine minutes Nine seconds East (N 53°39'09" E), for a distance of One Hundred Thirty-One and Sixty-One hundredths feet (131.61'), 6 HOU03:709854.3

44) North Fifty-Seven degrees Sixteen minutes Fifty-Six seconds East (N 57°16'56" E), for a distance of One Hundred Ninety-Six and Eleven hundredths feet (196.11'), 45) North Fifty-Eight degrees Forty-Five minutes Forty-Seven seconds East (N 58°45'47" E), for a distance of Two Hundred Eight and Twenty hundredths feet (208.20'), 46) North Fifty-Three degrees Five minutes Thirty-Nine seconds East (N 53°05'39" E), for a distance of Three Hundred Forty-Four and Forty-Nine hundredths feet (344.49'), 47) North Fifty-Two degrees Two minutes Two seconds East (N 52°02'02" E), for a distance of Four Hundred Nineteen and Eleven hundredths feet (419.11'), 48) North Fifty-Four degrees Twenty-One minutes Eleven seconds East (N 54°21'11" E), for a distance of Four Hundred Thirty-Two and Zero hundredths feet (432.00'), 49) North Fifty degrees Three minutes Thirty-Three seconds East (N 50°03'33" E), for a distance of Four Hundred Forty-Five and Sixty-One hundredths feet (445.61'), 50) North Thirty-Seven degrees Thirty-Three minutes Forty-One seconds East (N 37°33'41" E), for a distance of Two Hundred Seventy-Four and Eighty-Nine hundredths feet (274.89'), 51) North Twenty-Six degrees Five minutes Twenty-Nine seconds East (N 26°05'29" E), for a distance of Two Hundred Ninety-Nine and Sixty hundredths feet (299.60'), 52) North Twenty-Eight degrees Forty-One minutes Eighteen seconds East (N 28°41'18" E), for a distance of Two Hundred Sixty-Four and Nineteen hundredths feet (264.19'), 53) North Thirty-Eight degrees Twenty minutes Thirteen seconds East (N 38°20'13" E), for a distance of One Hundred Ninety-Four and Thirty-Seven hundredths feet (194.37'), 54) North Forty-Nine degrees Zero minutes Twenty-Five seconds East (N 49°00'25" E), for a distance of One Hundred Sixty-Three and Twenty hundredths feet (163.20'), 55) North Fifty-Six degrees Thirteen minutes Fifty-Nine seconds East (N 56°13'59" E), for a distance of Two Hundred Sixty-Three and Twenty hundredths feet (263.20'), 56) North Sixty degrees Seventeen minutes Forty-Four seconds East (N 60°17'44" E), for a distance of One Hundred Ninety-Four and Seventy-Two hundredths feet (194.72'), 57) North Seventy-Nine degrees Forty-Three minutes Zero seconds East (N 79°43'00" E), for a distance of Four Hundred Eighty and Ninety-Four hundredths feet (480.94'), 58) North Eighty-Five degrees Twenty-Two minutes Nine seconds East (N 85°22'09" E), for a distance of Four Hundred Sixty-Five and Eighty-Seven hundredths feet (465.87'), 59) South Eighty-Seven degrees Fifty-Six minutes One seconds East (S 87°56'01" E), for a distance of One Hundred Ninety-Four and Thirteen hundredths feet (194.13'), 7 HOU03:709854.3

60) South Seventy-Three degrees Eighteen minutes Three seconds East (S 73°18'03" E), for a distance of One Hundred Fifty-Six and Sixty hundredths feet (156.60'), 61) South Sixty-Five degrees Twenty-Nine minutes Six seconds East (S 65°29'06" E), for a distance of Two Hundred Zero and Three hundredths feet (200.03'), 62) South Forty-Five degrees Fifteen minutes Thirty-Three seconds East (S 45°15'33" E), for a distance of One Hundred Fifty-Six and Twenty-Seven hundredths feet (156.27'), 63) South Thirty-One degrees One minutes Twenty-Two seconds East (S 31°01'22" E), for a distance of One Hundred Seventy-Three and Twenty-Eight hundredths feet (173.28') and 64) South Twenty degrees Five minutes Forty-Nine seconds East (S 20°05'49" E), for a distance of Ninety-Four and Fifty-Nine hundredths feet (94.59') to the northerly line of R.J. Corman Railroad Company/Pennsylvania Lines, Inc., Thence, along said northerly line, the following Two (2) courses: I) South Eighty-Two degrees Thirty-Five minutes Thirty-Nine seconds West (S 82°35'39" W) and passing through an iron pin with punchmark set on the westerly right of way line of State Route 0970 at a distance of Two Hundred Twenty-Eight and Eighty-Two hundredths feet (228.82'), for a distance of Seven Hundred Fifty-One and Twenty hundredths feet (751.20') to a railroad spike set in pavement, 2) South Seven degrees Twenty-Four minutes Twenty-One seconds East (S 07°24'21" E), for a distance of Thirty and Zero hundredths feet (30.00') to the point of beginning. Containing au approximate gross area (subject to accretion and erosion along the West Brauch of the Susquehanna River) of Forty-Two Million Nine Hundred Nineteen Thousand Five Hundred Fifty square feet (42,919,550 sq. ft.) or Nine Hundred Eighty-Five and Two Thousand Nine Hundred Seventy-Two ten-thousandths acres (985.2972 ac.) and au approximate net area of Forty-One Million Eight Hundred Ninety-three Thousand Nine Hundred Eighty-Four square feet (41,893,984 sq. ft.) or Nine Hundred Sixty-One and Seven Thousand Five Hundred Thirty-Four ten-thousandths acres (961.7534 ac.) TRACT No.2 ALL THAT certain piece or parcel of laud situate in Goshen Township, Clearfield County, Pennsylvania, and described in accordance with a survey prepared by H.F. Lenz Company, dated 8/18/99, drawing number 9844401-9, as revised, being more specifically bounded and described as follows: Beginning at au extant 2-1/2" iron pipe near the easterly edge of au earthen laue adjacent to the West Branch of the Susquehanna River, Thence, North Fifty-Three degrees Fifty-Five minutes Twelve seconds East (N 53°55'12" E), a distance of Thirty-Four and Seventy-Eight hundredths feet (34.78') to au extant i/2 " iron pipe on the southerly right of way line of Township Road No. 417, Thirty-Three foot (33') right of way, 8 HOU03:709854.3

Thence, North Forty-Two degrees Twenty-Four minutes Thirty-Three seconds East (N 42°24'33" E), a distance of Sixteen and Fifty hundredths feet (16.50') to the centerline of said township road, Thence, along said centerline, by a curve to the left having a radius of Seven Hundred Eleven and Eighty-Seven hundredths feet (711.87'), a chord bearing South Fifty-Three degrees Thirty Six minutes Fifteen seconds East (S53°36'15" E) for a distance of One Hundred Forty-Nine and Fifteen hundredths feet (149.15') and an arc length of One Hundred Forty-Nine and Forty-Three hundredths feet (149.43') to the centerline of an abandoned portion of a public road, Thence, along said centerline, South Fifty-Nine degrees Thirty-Seven minutes Four seconds East (S 59°37'04" E), a distance of Seventy-Six and Five hundredths feet (76.05'), Thence, South Thirty degrees Twenty-Two minutes Fifty-Six seconds West (S 30°22'56" W), a distance of Eight and Twelve hundredths feet (8.12') to an iron pin with cap set on the southerly right of way line of Township Road No. 417, Thence, South Thirty degrees Twenty-Two minutes Fifty-Six seconds West (S 30°22'56" W), a distance of Eight and Thirty-Eight hundredths feet (8.38') to a set iron pin with cap, Thence, South Fifty-Three degrees Fifty-Five minutes Twelve seconds West (S 53°55'12" W), a distance of Sixty-Five and Ninety-Two hundredths feet (65.92') to a set iron pin with cap, Thence, South Forty-Seven degrees Twelve minutes Forty-Eight seconds East (S 47°12'48" E), a distance of Ninety-Nine and Ninety-Four hundredths feet (99.94') to a set iron pin with cap, Thence, South Fifty-Three degrees Fifty-Five minutes Twelve seconds West (S 53°55'12" W), a distance of One Hundred Twenty-Three and Zero hundredths feet (123.00') to a iron pin with cap set on the northerly line of said earthen lane, formerly a township road, Thence, South Sixty-Five degrees Seven minutes Fifty-One seconds West (S 65°07'51" W), a distance of Four and Fifty-Two hundredths feet (4.52') to the centerline of said earthen lane, Thence, by said centerline the following Two (2) courses: I) North Twenty-Four degrees Fifty-Two minutes Nine seconds West (N 24°52'09" W), a distance of Two Hundred Fifty-Eight and Seventy-Four hundredths feet (258.74') and 2) North Thirty degrees Fifty-Three minutes Fifty seconds West (N 30°53'50" W), a distance of Fifty-Nine and Fifty-Three hundredths feet (59.53'), Thence, North Fifty-Nine degrees Six minutes Ten seconds East (N 59°06'10" E), a distance of Seven and Thirty-One hundredths feet (7.31') to the point of beginning., Containing a gross area of Thirty-Four Thousand Forty-Six square feet (34,046 sq. ft.) or Zero and Seventy-Eight Thousand One Hundred Sixty acres (0.78160 ac.) and a net area of Twenty Eight Thousand Nine Hundred square feet (28,900 sq. ft.) or Zero and Six Thousand Six Hundred Thirty-Four ten-thousandths acres (0.6634 ac.) 9 HOU03:709854.3

TRACT No.3 ALL THAT certain piece or parcel of land situate in Goshen Township, Clearfield County, Peunsylvania, and described in accordance with a survey prepared by H.F. Lenz Company, dated 8/18/99, drawing number 9844401-9, as revised, being more specifically bounded and described as follows: Beginning at an extant 1-5/8" iron pipe, Thence, South Sixty-One degrees Fifteen minutes Thirty-Nine seconds West (S 61°15'39" W), for a distance of Two Hundred Thirty-Seven and Forty-Nine hundredths feet (237.49') to said ordinary high water line, Thence, South Sixty-Nine degrees Thirty-Nine minutes Thirty seconds West (S 69°39'30" W), for a distance of Forty-Seven and Seventy-Five hundredths feet (47.75') to the ordinary low water line of the West Branch of the Susquehanna River, Thence, upstream along said ordinary low water line, the following Three (3) courses: 1) North Twenty degrees Twenty minutes Thirty seconds West (N 20°20'30" W), for a distance of Sixty-Four and Thirty hundredths feet (64.30'), 2) North Twenty-Seven degrees Twenty-One minutes Twenty-Two seconds West (N 27°21'22" W), for a distance of One Hundred Twenty-Nine and Sixty-Three hundredths feet (129.63') and 3) North Thirty-Eight degrees Five minutes Thirty seconds West (N 38°05'30" W), for a distance of Twelve and Forty-One hundredths feet (12.41'), Thence, North Fifty-One degrees Fifty-Four minutes Thirty seconds East (N 51°54'30" E), for a distance of Fifty-Four and Seventeen hundredths feet (54.17') to an iron pin with cap set at the intersection of the easterly ordinary high water line of the West Branch of the Susquehanna River and a line offset One Hundred Eighty feet (180') southerly from the centerline of the R.J. Corman Railroad Company/Pennsylvania Lines, Inc. railroad track, Thence, along said line offset southerly, North Eighty-Two degrees Thirty-Five minutes Thirty Nine seconds East (N 82°35'39" E), for a distance of Two Hundred Thirty-Seven and One hundredth feet (237.01'), Thence, South Twenty-Eight degrees Forty-Four minutes Twenty-One seconds East (S 28°44'21" E), for a distance of One Hundred Thirty-Five and 00 hundredths feet (135.00') to the point of beginning. Containing an approximate area (subject to accretion and erosion along the West Branch of the Susquehanna River) of Fifty-One Thousand One Hundred Seventeen square feet (51,117 sq. ft.) or One and One Thousand Seven Hundred Thirty-Five ten-thousandths acres (1.1735 ac.). 10 HOU03:709854.3

Shawville EXHIBIT B TO FACILITY LEASE Description of Facility The Facility consists of the following: (i) all of the Described Property (as defined below), (ii) to the extent not included in (i) above, all improvements presently located on the land described in Exhibit A attached hereto, save and except any thereof that are Excluded Property (as defined below), (iii) to the extent not included in (i) or (ii) above, any and all other tangible property owned by Seller and presently located on the land described in Exhibit A attached hereto, save and except any thereof that is Excluded Property. The "Described Property" means the following: four pulverized coal-fired generating units (Shawville Units I, 2, 3 and 4) and all components thereof, three diesel generating units and all components thereof, ash disposal site, the transformers described on Schedule I hereto, water intake and discharge structures, and other associated support facilities, the generators described on Schedule 1 hereto, the boilers described on Schedule 1 hereto, the turbines described on Schedule 1 hereto; buildings, fences and other structures and improvements; boiler plant equipment; accessory and miscellaneous electric equipment; fuel holders, producers and accessories. The "Excluded Property" means the following: all furniture and office equipment, including, but not limited to, personal computers and related equipment, water cooler/heaters, ovens, cabinets, first aid equipment, desks, chairs, shelving, communications equipment, files, radio monitors, refrigerators/freezers, inhalators, typewriters, TV monitors, projectors, fire fighting/breathing equipment, vacuum cleaners, clocks, audio amplifiers, viewers, audio speakers, washing machines, TV video cart equipment, bookcases, cameras, fuel inventory, movable partitions, tables, power supply devices, fans, TV video recorder, display cases, materials and supplies inventory, and fire extinguishers; tools and small equipment, including, but not limited to, pipe machines, analyzers and test equipment, benches, bending machines, conductivity-resistivity meters, cranes, cutting or threading tools, drill presses or drills, grinders, hoists (4 ton and over), lathes, meggers, photo meters, potentiometers, saws, welding or burning equipment, work benches, drawing and surveying equipment, polishers, spectrophotometers, lockers, thermometers, wrenches, dead weight testers, manometers, paint spraying equipment, tachometers, ultrasonic cleaners, voltmeters, battery chargers and testers, milling machines, blowers, gas or oil storage tanks, strobatacs, fume hoods, oscilloscopes, kelvin bridges, audiometers, tool cabinets, elevating and stacking equipment, furnaces, anuneters, cable pulling devices, racks, jacks, stoves, hardness testers, calibrators, carts, dynometers, tool dressers, vibration analyzers, voltmeters, leak rate monitors, scales, hammers, embossing presses, PH meters, mail scale or balance, spray water pumps, still, compressor, galvanometers, generators, screen, trenchers, parts washer, motor lab, dryer, gasoline pumps, indicators, pneumatic chipper, flowmeters, bins, hydrometers, and gauges; and vehicles.

SECTION 24Schedule I Shawville Station The station contains unit-specific and common equipment, systems and auxiliaries used to operate the electric generating units. A listing of the Major Equipment specific to each unit is provided in the following table. Turbines: Unit 1 & 2 Unit3 & 4 ManufacturerGE GE TypeTandem, Compound Triple Tanden, Compound Triple Flow Flow Boilers: Unit 1 & 2Unit 3 & 4 ManufacturerB&W CE TypeDrum Type-Natural Circulation Drum-type-Controlled Circulation FurnaceSplitSplit BurnersFour levelsFour Levels Four per levelEight per level Superheater Type Vertical Vertical Reheater TypeHorizontal Vertical Economizer Bare Tube Fin Tube Air Heater Tube-type Regenerative Furnace Draft Balanced Balanced Circulation NaturalControlled

Generators:Unit 1 Unit2 Unit3 Unit4 Manufacturer GE GE GE GE Rating (KVA) 156.250 156.250 220.588 220.588